iShares® Trust
Statement of Additional Information
Dated December 30, 2014
(as revised November 20, 2015)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (the “Prospectuses”) for the following funds (each, a “Fund” and collectively, the “Funds”) of iShares Trust (the “Trust”):
Fund	Ticker	Stock Exchange
iShares Currency Hedged MSCI Eurozone ETF	HEZU	NYSE Arca
iShares Currency Hedged MSCI Germany ETF	HEWG	NYSE Arca
iShares Currency Hedged MSCI Japan ETF	HEWJ	NYSE Arca
Each Fund invests its assets in individual securities, including shares of other iShares funds that, in turn, invest in equities and/or short-term instruments based on an index (each, an “Underlying Fund” and collectively, the “Underlying Funds”), as well as in currency hedging instruments. BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Funds and also serves as investment adviser to each of the Underlying Funds.
The Prospectuses for the above-listed Funds are dated December 30, 2014, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. A copy of each Fund's Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust's distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. Each Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® is a registered trademark of BFA and its affiliates.

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General Description of the Trust and the Funds
The Trust currently consists of more than 225 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
•	iShares Currency Hedged MSCI Eurozone ETF[1]
•	iShares Currency Hedged MSCI Germany ETF
•	iShares Currency Hedged MSCI Japan ETF

[1]	On June 29, 2015, the name of the Fund changed from iShares Currency Hedged MSCI EMU ETF to iShares Currency Hedged MSCI Eurozone ETF.
Each Fund is managed by BFA, an indirect wholly-owned subsidiary of BlackRock, Inc., and generally seeks to track the investment results of the specific benchmark index identified in each Fund's Prospectus (each, an “Underlying Index”).
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of each Fund are listed and trade on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of a Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of a Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.
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As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.
In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a securities component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time because the current portfolio of a Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of a Fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses, as well as the value of the applicable currency hedge.
The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the Funds.
Investment Strategies and Risks
Currently, each Fund achieves its investment objective by investing a substantial portion of its assets in one Underlying Fund, the iShares MSCI Eurozone ETF, the iShares MSCI Germany ETF or the iShares MSCI Japan ETF, as applicable. Each Fund may also invest in securities that comprise its Underlying Index and through transactions that provide substantially similar exposure to securities in its Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the securities or other instruments comprising the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
Although the Funds do not seek leveraged returns, certain instruments used by the Funds may have a leveraging effect as described below.
Each Fund generally will invest at least 90% of its assets in the component securities (including indirect investments through its Underlying Fund) and other instruments of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying Index (i.e., depositary receipts representing securities of its Underlying Index) and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index. Components of each Fund's Underlying Index include equity securities and foreign currency forward contracts (both deliverable and non-deliverable) designed to hedge against non-U.S. currency fluctuations. The notional exposure to foreign currency forward contracts (deliverable and non-deliverable) generally will be a short position that hedges the currency risk of the equity portfolio.
The Underlying Index applies a methodology that sells forward the total value of the non-U.S. dollar denominated securities included in the Underlying Index at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currency or currencies in relation to the U.S. dollar. The hedge is reset on a monthly basis.
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The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the component currency or currencies is/are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the component currency or currencies is/are rising relative to the U.S. dollar.
In order to replicate the “hedging” component of the Underlying Index, each Fund intends to enter into foreign currency forward contracts designed to offset each Fund’s exposure to the component currency or currencies. A foreign currency forward contract is an over-the-counter (“OTC”) contract between two parties, each of which is an eligible contract participant, as defined in the Commodity Exchange Act (the “CEA”), to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. A Fund's exposure to foreign currency forward contracts is based on the aggregate exposure of a Fund to the component currency or currencies. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate a Fund’s exposure to the component currency or currencies. The return of the foreign currency forward contracts may not perfectly offset the actual fluctuations between the component currency or currencies and the U.S. dollar.
Each Fund may also use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currencies, where the profit or loss at the time of settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. NDFs generally have a fixing date and a settlement date. The fixing date is the valuation date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods ranging from one month to up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.
Foreign currency forward contracts and NDFs are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Physically-settled forwards between eligible contract participants, such as each Fund, are generally subject to lighter regulation in the U.S. than NDFs and cash-settled foreign currency forward contracts. Under the Dodd-Frank Act, NDFs are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the Commodity Futures Trading Commission (“CFTC”). NDFs traded in the over-the-counter market are subject to margin requirements that are expected to be finalized over the next year or two. Implementation of the regulations regarding clearing, mandatory trading and margining of NDFs are likely to increase the cost to each Fund of hedging currency risk and, as a result, may affect returns to investors in the Fund.
As a result of regulatory requirements under the 1940 Act, each Fund is required to maintain an amount of liquid assets, accrued on a daily basis, having an aggregate value at least equal to the value of the Fund’s obligations under the foreign currency forward contract or NDF. To the extent that foreign currency forward contracts are settled on a physical basis, each Fund will generally be required to maintain an amount of liquid assets equal to the notional value of the contract. In connection with NDFs and cash-settled foreign currency forward contracts, on the other hand, which are performed on a net basis, with each Fund receiving or paying only the net amount of a specified exchange rate, the Fund will generally maintain liquid assets, accrued daily, equal to the accrued excess, if any, of the Fund’s obligations over those of its counterparty under the contract. Accordingly, reliance by each Fund on physically-settled foreign currency forward contracts may adversely impact investors by requiring the Fund to set aside a greater amount of liquid assets than would generally be required if the Fund were relying on cash-settled foreign currency forward contracts or NDFs.
Set forth below is more detailed information regarding types of instruments in which a Fund or its Underlying Fund may invest, strategies BFA may employ in pursuit of a Fund's or its Underlying Fund's investment objective and related risks.
Borrowing.  Each Fund may borrow for temporary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions. Under normal market conditions, any borrowing by a Fund will not exceed 10% of the Fund's net assets; however, each Fund generally does not intend to borrow money.
The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may
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exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by a Fund may result in a Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing a Fund’s portfolio in accordance with a Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Currency Transactions.  The Funds expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds' assets that are denominated in a non-U.S. currency. A Fund may also enter into physically-settled non-U.S. currency forwards, non-U.S. currency futures and spot currency transactions to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders. As described above, reliance on physically-settled foreign currency may require a Fund to set aside a greater amount of liquid assets than would generally be required if the fund were relying on cash-settled foreign currency forward contracts or NDFs. This would also generally be true if a Fund were to use other types of physically-settled currency contracts to track the Underlying Index, facilitate local securities settlements or protect against currency exposure.
Foreign exchange transactions may involve a significant degree of risk and the markets in which foreign exchange transactions are effected are sometimes highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of its Underlying Index and may lower the Fund’s return. Each Fund could experience losses if the value of its currency forwards and other currency transaction positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions and costs related to investment opportunities due to the fact it will be required to set aside liquid assets equal to its obligations under its currency forwards in order to satisfy applicable requirements under the 1940 Act.
Derivatives.  The Funds may use instruments referred to as derivative securities. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which a Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Funds may use derivatives for hedging purposes. The Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, a Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, a Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Diversification Status.  Each Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of certain Funds and may make it less likely that the Funds will meet their respective investment objective.
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Futures, Options on Futures and Securities Options.  Futures contracts and options on futures may be used by a Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. futures exchange. Each Fund will not use futures or options on futures for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the CEA. BFA, with respect to certain funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that BFA, in respect of the Fund, is not subject to registration or regulation as a commodity pool operator under the CEA. See the Regulation Regarding Derivatives section of this SAI for more information.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.
Securities options may be used by a Fund to obtain access to securities in the Underlying Index or to dispose of securities in the Underlying Index at favorable prices, to invest cash in a securities index that offers similar exposure to that provided by the Underlying Index or otherwise to achieve the Fund’s objective of tracking the Underlying Index. A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Each Fund may purchase or sell securities options on a U.S. or non-U.S. securities exchange or on the over-the-counter market through a transaction with a dealer. Options on a securities index are typically settled on a net basis based on the appreciation or depreciation of the index level over the strike price. Options on single name securities may be cash- or physically-settled, depending upon the market in which they are traded. Options may be exercised only on certain dates or on a daily basis. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, each Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.
Hedging.  Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e., the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. In connection with its trading in foreign currency forward contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such foreign currency forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such foreign currency forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such foreign currency forward contract trading. With respect to its trading of foreign currency forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive a Fund of any potential profit or force a Fund to cover its commitments for resale at the then market price and could result in a loss to a Fund. The cost to a Fund of engaging in foreign currency forward contracts varies with such factors as the currencies involved, the
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length of the contract period and the market conditions then prevailing. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option, a futures contract or a related option.
Illiquid Securities.  Each Fund and each Underlying Fund each may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities may include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance. The liquidity of a security relates to the ability to readily dispose of the security and the price to be obtained upon disposition of the security, which may be lower than the price that would be obtained for a comparable, more liquid security. Illiquid securities may trade at a discount to comparable, more liquid securities and may impair a Fund’s ability to dispose of securities in a timely fashion at their expected price.
Investments in Underlying Funds and other Investment Companies.  To implement its strategy, each Fund may invest some or all of its assets in one or more Underlying Funds. Each Underlying Fund generally invests directly in portfolio securities. Each Fund may also invest in other investment companies, including exchange-traded funds (commonly referred to as “ETFs”) that are not iShares ETFs, to the extent permitted by law.
Lending Portfolio Securities.  Each Fund and Underlying Fund may lend portfolio securities to certain borrowers determined to be creditworthy by BFA, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund or an Underlying Fund if, as a result, the aggregate value of all securities loans of a Fund or an Underlying Fund exceeds one-third of the value of a Fund's or an Underlying Fund's total assets (including the value of the collateral received). A Fund or an Underlying Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund or an Underlying Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds or the Underlying Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund or an Underlying Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk. Other investment companies in which a Fund or an Underlying Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by a Fund or an Underlying Fund.
Each Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as lending agent. To the extent that a Fund or an Underlying Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund or the Underlying Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board” or the “Trustees”).
Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA; however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the securities lending agreement dated January 1, 2015:
(i) Fund-of-Funds retain 80% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
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Under the securities lending program, the Funds are categorized into specific asset classes. The determination of a Fund’s asset class category (fixed income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined under “Management—Trustees and Officers”) in a calendar year exceeds the aggregate securities lending income earned across the Exchange-Traded Fund Complex in calendar year 2013 (the “Hurdle Date”), each Fund-of-Funds, pursuant to the securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:
(i) 85% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund or an Underlying Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund or an Underlying Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s or an Underlying Fund's securities as agreed, the Fund or an Underlying Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund or the Underlying Fund. A Fund or an Underlying Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund or an Underlying Fund for securities loaned out by the Fund or an Underlying Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with a Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Non-U.S. Securities.  Each Fund, either directly or through its investments in an Underlying Fund, intends to purchase publicly-traded common stocks of non-U.S. issuers. To the extent a Fund invests in stocks of non-U.S. issuers, the Fund's investment in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.
Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
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Options on Futures Contracts.  An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.
Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.
Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. NDFs and cash-settled currency forwards as well as futures, options on futures, currency options and swaps entered into by a Fund will be treated as CFTC Derivatives for these purposes, whereas physically-settled foreign currency forward contracts generally will not be treated as CFTC Derivatives. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for a Fund, should it decide to utilize them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to
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liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that each Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if each Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of each Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.
Securities of Investment Companies.  Each Fund and Underlying Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, a Fund’s or an Underlying Fund's investment in registered investment companies is generally limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of a Fund’s or an Underlying Fund's total assets with respect to any one investment company; and (iii) 10% of a Fund’s or an Underlying Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund and Underlying Fund intend from time to time to invest their assets in the securities of investment companies, including, but not limited to, money market funds, including those advised by or otherwise affiliated with BFA, in excess of the general limits discussed above. Other investment companies in which a Fund and an Underlying Fund may invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by a Fund and an Underlying Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).
Short-Term Instruments and Temporary Investments.  Each Fund and Underlying Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor's® Financial Services LLC, a subsidiary of The McGraw-Hill Companies (Standard & Poor's Ratings Services), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Swap Agreements.  Swap agreements are cash-settled contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of
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the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.
The use of interest rate, index and currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions do not involve the delivery of securities or other underlying assets.
Tracking Stocks.  A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Future Developments.  The Board may, in the future, authorize a Fund or an Underlying Fund to invest in securities contracts and investments, other than those listed in this SAI and in the applicable Prospectuses, provided they are consistent with each Fund's or an Underlying Fund's investment objective and do not violate any of its investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in a Fund is contained in the applicable Prospectus. Because each Fund expects to obtain its exposure to the securities in the Underlying Index substantially through its investment in an Underlying Fund, shareholders should be aware that the risks of investment in particular types of securities, economic sectors and geographic locations discussed below may be borne by the Fund through its investment in the Underlying Fund. Through its investment in the Underlying Fund, each Fund will also bear the risks described below associated with the Underlying Funds' use of portfolio management techniques, such as borrowing arrangements and use of derivatives, in addition to the risks associated with those activities if the Funds engage in them directly.
An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities, including its investment in the Underlying Fund, may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.
Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Cyber Security Risk.  With the increased use of technologies such as the Internet to conduct business, each Fund, Authorized Participants (as defined in the Portfolio Holdings Information section of this SAI), service providers and relevant listing exchange is susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by each Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of a Fund’s adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with a Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of a Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred
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by a Fund in order to resolve or prevent cyber incidents in the future. While each Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cyber security plans and systems put in place by service providers to each Fund, issuers in which each Fund invests, market makers or Authorized Participants. Each Fund and its shareholders could be negatively impacted as a result.
Operational Risk.  BFA and a Fund's other service providers may experience disruptions or operating errors that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund's in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
Risk of Equity Securities.  An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of stock markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers that are inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.
Although most of the securities in each Underlying Index are listed on a national securities exchange, the principal trading market for some of the securities may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Risk of Futures and Options Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Futures contracts, by definition, project price levels in the future and not current levels of valuation; therefore, market circumstances may result in a discrepancy between the price of the stock index future and the movement in a Fund's Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.
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The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.
Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.
Risk of Investing in Non-U.S. Equity Securities.  An investment in a Fund involves risks similar to those of investing in a portfolio of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in any of the Funds also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Funds; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.
Risk of Swap Agreements.  The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive).
Risk of Investing in Mid-Capitalization Companies.  Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, a Fund’s or an Underlying Fund's share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for the Funds to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Risk of Investing in Small-Capitalization Companies.  Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore a Fund's  or an Underlying Fund's share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of
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small-capitalization companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. The stocks of small-capitalization companies may be thinly traded, making it difficult for the Funds to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also normally have less diverse product lines than those of large-capitalization companies and are more susceptible to adverse developments concerning their products.
Risk of Investing in Asia.   Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war; in the recent past, these tensions have escalated. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Developed Countries.  Many developed market countries have recently experienced significant economic pressures. Developed market countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Recent dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead to credit rating downgrades and as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Recently, new concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service high debt levels without significant help from other countries or from a central bank. Spending on health, health care and retirement pensions in most developed countries has risen
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dramatically over the last few years. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result an increase in demand for or price fluctuations of certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of a Fund’s investments.
Risk of Investing in Europe.  Investing in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the MSCI ACWI Index countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country's debt and sellers of credit default swaps linked to that country's creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Risk of Investing in France.  Investment in French issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to France. During the most recent financial crisis, the French economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain EU member states, including France. Interest rates on France’s debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from, among others, the European Central Bank and could potentially result in default. In addition, the French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services, or changes in any of the economies may cause an adverse impact on the French economy. In addition, France may be subject to acts of terrorism. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products.
Risk of Investing in Germany.  Investment in German issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to Germany. During the most recent financial crisis, the German economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to
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the economic health of the EU. These concerns have led to tremendous downward pressure on certain financial institutions, including German financial services companies. During the recent European debt crisis, Germany played a key role in stabilizing the euro. However, such efforts may prove unsuccessful, and any ongoing crisis may continue to significantly affect the economies of every country in Europe, including Germany. The German economy is dependent to a significant extent on the economies of certain key trading partners, including the United States, France, Italy and other European countries. Reduction in spending on German products and services, or changes in any of the economies may have an adverse impact on the German economy. In addition, heavy regulation of labor and product markets in Germany may have an adverse effect on German issuers. Such regulations may negatively impact economic growth or cause prolonged periods of recession.
Risk of Investing in Japan.  Japan may be subject to political, economic, nuclear, labor and other risks. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.
Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since the year 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.
Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect a Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has been strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.
Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.
Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.
Nuclear Energy Risk. The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry, the extent of which are currently unknown.
Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect a Fund.
U.S. Economic Trading Partners Risk.  The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in, the country or countries in which a Fund invests. As a result, economic conditions of such countries may be particularly affected by changes in the U.S. economy. The U.S. economy has recently experienced very difficult conditions and volatility, as well as significant adverse trends. While government intervention and recent legislation has been enacted to improve the U.S. economy, the recovery has been fragile and modest. A decrease in U.S. imports, new trade and financial regulations, changes in the U.S. dollar exchange rate or an economic slowdown in the United States may have a material adverse effect on a country’s economic conditions and, as a result, securities to which a Fund has exposure.
Risk of Investing in the Capital Goods Industry Group.  The capital goods industry group may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. The capital goods industry group depends heavily on corporate spending. The capital goods industry group may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease due to weakening demand, worsening business
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cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods industry group. This industry group may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.
Risk of Investing in the Consumer Discretionary Sector.  Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, and other factors that a company cannot control. These companies may also lack resources and have limited business lines. The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries.
Companies in the energy sector may be adversely affected by terrorism, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest.
Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their
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operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.
Risk of Investing in the Financials Sector.  Companies in the financials sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial companies. The global financial markets have experienced very difficult conditions and volatility as well as significant adverse trends. The conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. These conditions have also contributed to consolidation within the financial industry. In addition, the global financial industry has been materially and adversely affected by a significant decline in the value of mortgage-backed and asset-backed securities, and by the sovereign debt crisis. The prospects of many financial companies are questionable and continue to evolve as financial companies revise their outlooks and write down assets that they hold.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, ban on short sales, prices and currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their business.
The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets, as experienced in 2008 and 2009, can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.
Risk of Investing in the Healthcare Sector.  Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.
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Patents have a limited duration and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, causing the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are especially susceptible to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, resulting in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Legislation introduced or considered by certain governments on any individual healthcare company or on the healthcare sector as a whole cannot be predicted. These laws and proposals span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. No one can predict what proposals will be enacted or what potentially adverse effect they may have on healthcare-related or biotechnology-related companies.
Additionally, the expansion of facilities by healthcare-related providers is subject to “determinations of need” by certain government authorities. This process not only increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Information Technology Sector.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.
Risk of Investing in the Materials Sector.  Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, and mandated expenditures for safety and pollution control, among other factors. Also,
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companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. These risks are heightened for companies in the materials sector located in foreign markets.
Risk of Investing in the Technology Sector.  Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Telecommunications Sector.  The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may experience distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Finally, while all companies may be susceptible to network security breaches, certain companies in the telecommunications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Utilities Sector.  The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to
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diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable.
Proxy Voting Policy
The Trust has adopted proxy voting policies for each Fund that incorporate and amplify the proxy voting guidelines of BFA, the investment adviser to each Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.
BFA votes (or refrains from voting) proxies for each Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by each Fund's economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:
•	Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
•	When a director has committed himself or herself to service on more than four public company boards (but no more than six public company boards in most circumstances), a Fund will consider such director’s individual circumstances in determining whether the director will be able to commit sufficient focus and time to a particular company;
•	Each Fund generally defers to an issuer’s choice of auditors so long as the corporate auditors represent the interests of shareholders and provide an independent view of the propriety of financial reporting decisions of management;
•	Each Fund generally favors disclosure of a company’s compensation and benefits policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a company’s board of directors;
•	Each Fund generally expects to support capital structure requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive;
•	Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
•	Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with
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instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.
Information with respect to how BFA voted proxies relating to the Funds' portfolio securities during the 12-month period ending June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below, and certain information may be provided to personnel of BFA and its affiliates who manage funds that invest a significant percentage of their assets in shares of the Fund for the purpose of facilitating risk management and hedging activities; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and market makers and other institutional market participants and entities that provide information or transactional services.
Each business day, each Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including market makers and Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market or evaluating such potential transactions. This information typically reflects each Fund’s anticipated holdings on the following business day.
Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of the Funds' investment adviser, the Distributor and their affiliates, and the administrator, custodian and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder. In addition, each Fund discloses its fixed income and equity portfolio holdings daily at www.iShares.com. More information about this disclosure is available at www.iShares.com.
Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days of the end of the second and fourth fiscal quarters and within 60 days of the end of the first and third fiscal quarters and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio
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holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.
The Trust's Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.
The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Indexes
Descriptions of the Underlying Indexes are provided below.
The MSCI Indexes
The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. The MSCI single country standard equity indexes have covered the world's developed markets since 1969 and in 1987 MSCI commenced coverage of emerging markets.
Local stock exchanges traditionally calculated their own indexes, which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, both developed and emerging.
MSCI's Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities.
•	MSCI Global Standard Indexes cover all investable large- and mid-cap securities by including approximately 85% of each market's free float-adjusted market capitalization.
•	MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes by including above and beyond the coverage of the MSCI Global Standard Indexes.
MSCI Global Investable Market Indexes
Selection Criteria. MSCI's index construction process involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; (iv) applying final size segment investability requirements; and (v) applying index continuity rules for the MSCI Global Standard Index.
Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI GIMI. Of these countries, as of June 2, 2014, 23 are classified as developed markets, 23 as emerging markets, and 24 as frontier markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, ETFs, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts (“REITs”) in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country.
Determining the Market Investable Equity Universe for Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.
Determining Market Capitalization Size Segments for Each Market. In each market, MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. The MSCI Global Standard Index is the
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aggregation of the Large Cap Index and Mid Cap Index. The MSCI GIMI is the aggregation of the MSCI Global Standard Index and MSCI Global Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:
•	Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index; and
•	Achieving consistent market coverage by ensuring that each market's size segment is represented in its proportional weight in the composite universe.
Applying Final Size Segment Investability Requirements. In order to enhance replicability of the indexes, additional size segment investability requirements are set for the MSCI GIMI and MSCI Global Standard Index. These investability requirements include minimum free float-adjusted market capitalization, minimum liquidity, minimum foreign limits and minimum length of trading.
Applying Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developed market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.
Weighting. All indexes of the MSCI GIMI are free float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price).
Regional Weights. Market capitalization weighting, combined with a consistent target of approximately 99% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except for developed Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indexes of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.
Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.
Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15%, the estimated free float is adjusted to the nearest 1%.
Price and Exchange Rates
Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.
Exchange Rates. Since July 2000, MSCI uses the WM/Reuters Closing Spot Rates taken at 4:00 p.m. London time. In case WM/Reuters does not provide rates for specific markets on given days (for example, Christmas Day and New Year's Day), the previous business day's rates are normally used. MSCI independently monitors the exchange rates on all its indexes. MSCI may under exceptional circumstances elect to use alternative sources of exchange rates if the WM/Reuters rates are not available, or if MSCI determines that the WM/Reuters rates are not reflective of market circumstances for a given currency on a particular day. In such circumstances, an announcement would be sent to clients with the related information. If appropriate, MSCI may conduct a consultation with the investment community to gather feedback on the most relevant exchange rate.
Changes to the Indexes. The MSCI GIMI is maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes; (ii) changes in number of shares; and (iii) changes in inclusion factors as a result of updated free float estimates.
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Index maintenance can be described by three broad categories of changes:
•	Semi-Annual Index Reviews (“SAIRs”), conducted on a fixed semi-annual timetable that systematically reassess the various dimensions of the equity universe for all markets;
•	Quarterly Index Reviews (“QIRs”), aimed at promptly reflecting other significant market events; and
•	Ongoing event-related changes, such as mergers, acquisitions, spin-offs, bankruptcies, reorganizations and other similar corporate events, which generally are implemented in the indexes as they occur.
Potential changes in the status of countries (stand-alone, frontier, emerging and developed) follow their own implementation time tables.
MSCI conducts SAIRs generally as of the close of the last business day of May and November. During the SAIRs, MSCI updates the investable equity universe and reassesses size segmentation investability requirements. MSCI also conducts QIRs generally as of the close of the last business day of February and August. During the QIRs, MSCI reflects changes in the index that were not captured at the time of their actual occurrence, but are significant enough to be included before the next SAIR. The results of the SAIR and QIR are generally announced at least ten business days in advance of implementation.
MSCI 25/50 Indexes
Each of the MSCI 25/50 Indexes (the “25/50 Indexes”) is a sub-index of either an MSCI Global Standard Index or an MSCI GIMI. Their construction reflects the diversification requirements applicable to RICs pursuant to Subchapter M of the Internal Revenue Code. The 25/50 Indexes are free float-adjusted market capitalization-weighted indexes with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of index weight, and all issuers with a weight above 5% do not exceed 50% of the index weight. A software application called the Barra Optimizer is utilized to calculate the capped index weights through an optimization function which is aimed at minimizing index turnover, tracking error and extreme deviation from the uncapped index.
MSCI Hedged Indexes
Each of the MSCI Hedged Indexes aims to represent the returns of an MSCI parent equity index with its currency risk hedged back to a single “home country” currency. MSCI provides monthly and daily hedging versions, either fully or partially hedged.
MSCI EMU 100% Hedged to USD Index
Number of Components: approximately 238
Index Description. The Underlying Index aims to represent the returns of the MSCI EMU Index with its currency risk hedged against the U.S. dollar on a monthly basis. The MSCI EMU Index consists of stocks from the following 10 developed market countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. “Net dividends” means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Germany 100% Hedged to USD Index
Number of Components: approximately 54
Index Description. The Underlying Index aims to represent the returns of the MSCI Germany Index with its currency risk hedged against the U.S. dollar on a monthly basis. The MSCI Germany Index consists primarily of stocks traded on the Frankfurt Stock Exchange.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends
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means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Japan 100% Hedged to USD Index
Number of Components: approximately 311
Index Description. The Underlying Index aims to represent the returns of the MSCI Japan Index with its currency risk hedged against the U.S. dollar on a monthly basis. The MSCI Japan Index consists primarily of stocks traded on the Tokyo Stock Exchange.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
Additional Information. “MSCI,” MSCI EMU 100% Hedged to USD Index, MSCI Germany 100% Hedged to USD Index and MSCI Japan 100% Hedged to USD Index are servicemarks of MSCI Inc. and have been licensed for use by BFA or its affiliates. The Funds are neither sponsored, endorsed, sold nor promoted by MSCI Inc., and MSCI Inc. makes no representation regarding the advisability of investing in any of the Funds.
Investment Restrictions
Each Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, each Fund may change its investment objective and its Underlying Index without shareholder approval. The Board has adopted restrictions and policies relating to the investment of each Fund’s assets and its activities. Certain of the restrictions are fundamental policies of each Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which, for this purpose and under the Investment Company Act, means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).
Under these fundamental investment restrictions, each Fund may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that each Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
Notations Regarding each Fund's Fundamental Investment Restrictions
The following notations are not considered to be part of each Fund’s fundamental investment restrictions and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of
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industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to each Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of each Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with SEC staff guidance and interpretations, when each Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit each Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit each Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of each Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause each Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit each Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, each Fund may not:
a.	Provided that such policy will only be in effect if a Fund ceases to invest its assets in reliance on Section 12(d)(1)(G) in
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the iShares MSCI Eurozone ETF, the iShares MSCI Germany ETF or the iShares MSCI Japan ETF (or a different Underlying Fund), as applicable: Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, each Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time each Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
b.	Make short sales of securities or maintain a short position, except to the extent permitted by each Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.
Unless otherwise indicated, all limitations under each Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of each Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in each Fund’s total assets will not require each Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
In addition to the investment restrictions adopted as fundamental policies set forth above, each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund’s net assets to be invested in illiquid securities (calculated at the time of investment).
BFA monitors the liquidity of restricted securities in each Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:
•	The frequency of trades and quotes for the security;
•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
•	Dealer undertakings to make a market in the security; and
•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).
If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.
Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the Investment Company Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of its Underlying Index (either directly or through its investment in an Underlying Fund) or in Depositary Receipts representing securities in its Underlying Index. Each Fund also has adopted a non-fundamental policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Funds' future investments will be made in a manner that will bring the Funds into compliance with this policy.
Each Fund has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by a Fund will not exceed 10% of a Fund's net assets.
Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to a Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in a Fund.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may,
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depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 299 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds' Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
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Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).
Mark Wiedman[2] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).
Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).
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Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).
Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Charles Park (48)	Chief Compliance Officer and Anti-Money Laundering Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC (since 2012) and BFA (since 2006); Chief Compliance Officer for BlackRock Asset Management International Inc. (since 2012).
Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the iShares exchange traded funds (since 2015); Secretary of the BlackRock-advised mutual funds (since 2012).
Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to
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them, to interact effectively with the Funds' investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock, Inc.’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock, Inc.'s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock, Inc.'s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, Inc., including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Mark Wiedman has been a Trustee of the Trust since 2013. Mr. Wiedman has served as a Director of iShares, Inc. since 2013 and a Trustee of iShares U.S. ETF Trust since 2013. Mr. Wiedman served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2013 to 2015. Mr. Wiedman is the Global Head and Managing Director of iShares. In addition, he is a member of BlackRock, Inc.'s Global Executive Committee and Global Operating Committee. Prior to assuming his current responsibilities in 2011, Mr. Wiedman was the head of Corporate Strategy for BlackRock, Inc. Mr. Wiedman joined BlackRock, Inc. in 2004 to help start the advisory business, which evolved into the Financial Markets Advisory Group in BlackRock Solutions. This group advises financial institutions and governments on managing their capital markets exposures and businesses. Prior to BlackRock, Inc., he served as senior advisor and chief of staff for the Under Secretary for Domestic Finance at the U.S. Department of the Treasury and also was a management consultant at McKinsey & Co., advising financial institutions in the United States, Europe, and Japan. He has taught as an adjunct associate professor of law at Fordham University in New York and Renmin University in Beijing. Mr. Wiedman serves on the board of PennyMac Financial Services, Inc., a publicly-traded U.S. mortgage banking and investment management firm started in 2008, with BlackRock, Inc. as a sponsor. Mr. Wiedman earned an AB degree, Phi Beta Kappa, magna cum laude, in social studies from Harvard College in 1992 and a JD degree from Yale Law School in 1996.
Robert H. Silver has been a Trustee of the Trust since 2007 and Chairman of the Trust's Board since 2012. Mr. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.'s Board since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chairman of iShares U.S. ETF Trust's Board since 2012. Mr. Silver served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (DTCC), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.
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John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2012. Mr. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2012. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003-2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. Since 2012, Mr. Martinez has served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of the Trust since 2012. Ms. Herbert has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust since 2012. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert has served on three other mutual fund boards, currently serving as Trustee of the Forward Funds, since 2009, and previously as Trustee of the Pacific Select Funds from 2004 until 2005 and Trustee of the Montgomery Funds from 1992 until 2003. She was President of the Board of Catholic Charities CYO, the largest social services agency in the Bay Area, from 2007 until 2011 and member of that board from 1992 until 2013. She was past Chair from 1994 until 2005, and member since 1992, of the Investment Council of the Archdiocese of San Francisco. She currently serves as Trustee of WNET, New York’s public media station, since 2011. She worked from 1973-1990 at J.P. Morgan/Morgan Guaranty Trust, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Charles A. Hurty has been a Trustee of the Trust since 2005 and Chair of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006 and a Trustee and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. Mr. Hurty served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Fixed Income Plus Committee of the Trust since 2012. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of the Trust from 2010 until 2012. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Fixed Income Plus Committee of iShares, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Fixed Income Plus Committee of iShares U.S. ETF Trust since 2012 and Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce and Global Manager of Technology Specialists Sales. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the 15(c) Committee of the Trust since 2012. Mr. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. since 2012, a Trustee
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of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2012. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.
Jane D. Carlin has been a Trustee of the Trust since 2015. Ms. Carlin has served as a Director of iShares, Inc. since 2015 and a Trustee of iShares U.S. ETF Trust since 2015. Ms. Carlin served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley Group. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as an Independent Director on the Board of PHH Corporation since 2012. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular meetings five times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate,
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regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
Committees of the Board of Trustees.  Each Independent Trustee serves on the Audit Committee. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended August 31, 2014.
The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Charles A. Hurty, Madhav V. Rajan and John E. Kerrigan, all of whom are Independent Trustees. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met five times during the fiscal year ended August 31, 2014.
The members of the 15(c) Committee are Madhav V. Rajan (Chair), Cecilia H. Herbert, Charles A. Hurty and John E. Martinez, all of whom are Independent Trustees. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met three times during the fiscal year ended August 31, 2014.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and John E. Kerrigan, all of whom are Independent Trustees. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the lending agent. The Securities Lending Committee met seven times during the fiscal year ended August 31, 2014.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and Madhav V. Rajan, all of whom are Independent Trustees. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities
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include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended August 31, 2014.
The members of the Fixed Income Plus Committee are John E. Kerrigan (Chair), Jane D. Carlin and Charles A. Hurty, all of whom are Independent Trustees. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended August 31, 2014.
As the Chairman of the Board, Robert H. Silver may participate in each Committee's meetings.
The following table sets forth, as of December 31, 2013, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Mark Wiedman[1]	iShares Core MSCI EAFE ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	$50,001-$100,000

Robert H. Silver	iShares iBonds Sep 2015 AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares iBonds Sep 2016 AMT-Free Muni Bond ETF	Over $100,000
	iShares iBonds Sep 2017 AMT-Free Muni Bond ETF	Over $100,000
	iShares iBonds Sep 2018 AMT-Free Muni Bond ETF	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares J.P. Morgan USD Emerging Markets Bond ETF	$1-$10,000
	iShares MSCI ACWI ex U.S. ETF	$1-$10,000
	iShares MSCI BRIC ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Frontier 100 ETF	$50,001-$100,000
	iShares National AMT-Free Muni Bond ETF	Over $100,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares Russell 2000 Growth ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 ETF	Over $100,000
	iShares Russell Mid-Cap Growth ETF	$1-$10,000
	iShares Russell Mid-Cap Value ETF	$1-$10,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Broker-Dealers ETF	Over $100,000
	iShares U.S. Financial Services ETF	$50,001-$100,000
	iShares U.S. Preferred Stock ETF	Over $100,000
	iShares U.S. Regional Banks ETF	Over $100,000
	iShares U.S. Technology ETF	$50,001-$100,000

George G.C. Parker	iShares California AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core U.S. Aggregate Bond ETF	$10,001-$50,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares S&P 100 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000

John E. Martinez	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Emerging Markets Infrastructure ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares TIPS Bond ETF	Over $100,000

Cecilia H. Herbert	iShares China Large-Cap ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P Total U.S. Stock Market ETF	$10,001-$50,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National AMT-Free Muni Bond ETF	$10,001-$50,000
	iShares U.S. Preferred Stock ETF	$10,001-$50,000

Charles A. Hurty	iShares China Large-Cap ETF	$10,001-$50,000	Over $100,000
	iShares Core High Dividend ETF	$10,001-$50,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Global Energy ETF	$10,001-$50,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares North American Tech-Multimedia Networking ETF	$1-$10,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$1-$10,000
	iShares U.S. Technology ETF	$50,001-$100,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	Over $100,000

Madhav V. Rajan	iShares Core High Dividend ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Core S&P 500 ETF	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000

Jane D. Carlin[2]	iShares Core MSCI EAFE ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P Small-Cap ETF	$10,001-$50,000
	iShares Global Tech ETF	$50,001-$100,000

1 Appointed to serve as an Interested Trustee effective December 31, 2013.
2 Appointed to serve as an Independent Trustee effective February 3, 2015. The funds held and dollar range of equity securities beneficially owned by Jane D. Carlin are as of December 31, 2014.
As of December 31, 2013, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees.  Each current Independent Trustee is paid an annual retainer of $300,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board's policy on travel and other business expenses relating to attendance at meetings. For the period from January 1, 2013 through December 31, 2013, each current Independent Trustee was paid an annual retainer of $275,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards is paid an additional annual retainer of $50,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000. The Chair of each of the Nominating and Governance Committees, Equity Plus Committees, Fixed Income Plus Committees, Securities Lending Committees and 15(c) Committees is paid an additional annual retainer of $15,000. Each Independent Trustee that serves as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries). Additionally, any Independent Trustee who travels to the Republic of Mauritius to attend board meetings is paid an additional $12,000 (plus an additional $2,117 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from the Fund for the fiscal year ended August 31, 2014 and the aggregate compensation paid to them by the Exchange-Traded Fund Complex for the calendar year ended December 31, 2013.
Name of Trustee	iShares Currency Hedged MSCI Eurozone ETF[2]	iShares Currency Hedged MSCI Germany ETF[2]	iShares Currency Hedged MSCI Japan ETF[2]
Independent Trustees:[1]

Robert H. Silver	$2	$ 24	$ 15
George G.C. Parker[3]	1	20	13
John E. Kerrigan	2	21	13
Charles A. Hurty	2	23	14
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Name of Trustee	iShares Currency Hedged MSCI Eurozone ETF[2]	iShares Currency Hedged MSCI Germany ETF[2]	iShares Currency Hedged MSCI Japan ETF[2]
Cecilia H. Herbert	2	22	14
John E. Martinez	2	21	13
Madhav V. Rajan	2	21	13

Interested Trustees:

Robert S. Kapito	$0	$ 0	$ 0
Mark Wiedman[5]	0	0	0
Michael Latham[6]	0	0	0

Name of Trustee	Pension or Retirement Benefits Accrued As Part of Trust Expenses[4]	Estimated Annual Benefits Upon Retirement[4]	Total Compensation From the Funds and Fund Complex[5]
Independent Trustees:[1]

Robert H. Silver	Not Applicable	Not Applicable	$ 325,000
George G.C. Parker[3]	Not Applicable	Not Applicable	275,000
John E. Kerrigan	Not Applicable	Not Applicable	315,882
Charles A. Hurty	Not Applicable	Not Applicable	315,000
Cecilia H. Herbert	Not Applicable	Not Applicable	305,000
John E. Martinez	Not Applicable	Not Applicable	290,000
Madhav V. Rajan	Not Applicable	Not Applicable	301,765

Interested Trustees:

Robert S. Kapito	Not Applicable	Not Applicable	$ 0
Mark Wiedman[6]	Not Applicable	Not Applicable	0
Michael Latham[7]	Not Applicable	Not Applicable	0

[1]	Compensation is not shown for Jane D. Carlin because she was appointed to serve as an Independent Trustee of the Trust effective February 3, 2015.
[2]	Compensation reported is from the Fund’s inception to August 31, 2014.
[3]	Served as an Independent Trustee through December 31, 2014.
[4]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[5]	Includes compensation for service on the Board of Trustees of iShares U.S. ETF Trust and the Boards of Directors of iShares, Inc. and iShares MSCI Russia Capped ETF, Inc.
[6]	Appointed to serve as an Interested Trustee effective December 31, 2013.
[7]	Served as an Interested Trustee through December 31, 2013.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares as of November 28, 2014.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of November 28, 2014, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:
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Fund	Name and Address	Percentage of Ownership
iShares Currency Hedged MSCI Eurozone ETF	Morgan Stanley & Co. Harborside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	66.06%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	12.84%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	5.89%

iShares Currency Hedged MSCI Germany ETF	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	28.02%
	BlackRock Institutional Trust Company, N.A. 400 Howard Street San Francisco, CA 94105	19.47%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	9.85%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.10%
	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60612	8.10%
	Citibank, N.A. 3800 CitiBank Center Tampa Building A/Floor 2 Tampa, FL 33610	5.03%

iShares Currency Hedged MSCI Japan ETF	Morgan Stanley & Co. Incorporated One Pierrepont Plaza 8th Floor Brooklyn, NY 11201	22.11%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	21.85%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	14.05%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	10.96%
	Morgan Stanley & Co. Harborside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	5.76%
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Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds' investment adviser. PNC is considered to be an affiliate of BlackRock, Inc. under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock and PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by a Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the amount or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
In certain circumstances, BFA, on behalf of a Fund, may seek to buy from or sell securities to another fund or account advised by BFA or an Affiliate. BFA may (but is not required to) effect purchases and sales between BFA clients or clients of affiliates (“cross trades”), including a Fund, if BFA believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BFA’s decision to engage in these transactions for a Fund. BFA may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when a Fund participates in a cross trade, BFA will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.
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BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of a Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
A Fund may be included in investment models developed by BFA and its Affiliates for use by clients and financial advisors. The price, availability and liquidity of a Fund may be impacted by purchases and redemptions of a Fund by model-driven investment portfolios.
In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock or its Affiliates, or, to the extent permitted by the SEC and applicable law, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
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One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.
When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund's creditworthiness.
Lending on behalf of a Fund is done by BTC pursuant to SEC exemptive relief, enabling BTC to act as securities lending agent to, and receive a share of securities lending revenues from, a Fund. BFA may also receive compensation for managing the reinvestment of the cash collateral from securities lending. There is a potential conflict of interest in that BTC as a lending agent may have an incentive to increase the amount of securities on loan or to lend riskier assets in order to generate additional revenue for BTC and its affiliates. However, BTC’s SEC exemptive relief sets forth certain conditions designed to assist in mitigating such conflicts of interest.
Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
BlackRock may select brokers (including, without limitation, Affiliates, to the extent authorized by applicable law) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to
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traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or mark-ups/mark-downs, will generally be charged to clients and, like commissions and mark-ups/mark-downs, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or its Affiliates may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates reserve the right, subject to compliance with applicable law, to sell or redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.
It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of BlackRock, other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Affiliate have an investment.
BlackRock and Ace Limited (“ACE”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock will also have a less than ½ of 1% ownership interest in Re Co. BlackRock will manage the investment portfolio of Re Co, which will be held in a wholly-owned subsidiary. Re Co will participate as a reinsurer with reinsurance contracts
45

underwritten by subsidiaries of ACE. An independent director of certain BlackRock-advised funds also serves as an independent director of ACE and has no interest or involvement in the Re Co transaction.
BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
Third parties, including service providers to BFA or a Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BFA, and may provide an incentive to BFA to retain such third parties to provide services to a Fund.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of each Fund’s Prospectus and this SAI, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Board. When determining an asset’s “fair value,” the BlackRock Valuation Committee (or BlackRock’s Pricing Group) seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction on the date on which the assets or liabilities are being valued and does not seek to determine the price that the Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock’s Pricing Group deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and BlackRock receiving additional revenue.
To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and
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Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each code of ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.
BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wishes to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting or distribution or advisory assignment or other services provided by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.
The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage a Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
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To the extent permitted by applicable laws, BlackRock and its Affiliates may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock and its Affiliates may not serve as Authorized Participants in the creation and redemption of iShares exchange-traded funds, but may serve as authorized participants of third-party exchange-traded funds.
BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians and administrators) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock. BlackRock will disclose any material benefits it receives as a result of such fee discounts or concessions to the Board.
Present and future activities of BlackRock and its Affiliates, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Funds will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.
For its investment advisory services to each Fund, BFA received a management fee at the annual rates (as a percentage of such Fund's average net assets) set forth below for the fiscal year ended August 31, 2014.
The following table sets forth the management fees paid by each Fund to BFA for the fiscal years noted:
Fund	Management Fee for Fiscal Year Ended August 31, 2014	Fund Inception Date	Management Fees Paid for Fiscal Year Ended August 31, 2014	Management Fees Paid for Fiscal Year Ended August 31, 2013	Management Fees Paid for Fiscal Year Ended August 31, 2012
iShares Currency Hedged MSCI Eurozone ETF[1]	0.62%	07/09/2014	$ 2,538	N/A	N/A
iShares Currency Hedged MSCI Germany ETF[2]	0.53%	01/31/2014	72,806	N/A	N/A
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Fund	Management Fee for Fiscal Year Ended August 31, 2014	Fund Inception Date	Management Fees Paid for Fiscal Year Ended August 31, 2014	Management Fees Paid for Fiscal Year Ended August 31, 2013	Management Fees Paid for Fiscal Year Ended August 31, 2012
iShares Currency Hedged MSCI Japan ETF[3]	0.53%	01/31/2014	33,337	N/A	N/A

[1]	For the iShares Currency Hedged MSCI Eurozone ETF, BFA has contractually agreed until December 31, 2020 to a reduction in the management fee of the Fund on those assets attributable to the Fund's direct investments in the iShares MSCI Eurozone ETF (“EZU”) (and those assets used by the Fund to hedge the Fund's exposure to the securities in EZU's portfolio against the U.S. dollar) such that the management fee on such assets is equal to the net total expense ratio after fee waiver of EZU plus 0.03%. The contractual waiver may be terminated prior to December 31, 2020 only upon written agreement of the Trust and BFA. For the fiscal year ended August 31, 2014, BFA waived $2,356 of its management fees.
[2]	For the iShares Currency Hedged MSCI Germany ETF, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund's investments in other series of iShares Trust and iShares, Inc. until December 31, 2020. The contractual waiver may be terminated prior to December 31, 2020 only upon written agreement of the Trust and BFA. For the fiscal year ended August 31, 2014, BFA waived $64,884 of its management fees.
[3]	For the iShares Currency Hedged MSCI Japan ETF, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund's investments in other series of iShares Trust and iShares, Inc. and until December 31, 2020, provided that the waiver be no greater than the Fund’s management fee (0.53%). The contractual waiver may be terminated prior to December 31, 2020 only upon written agreement of the Trust and BFA. BFA has contractually agreed to waive its management fees by an additional amount such that the Fund’s Total Annual Fund Operating Expenses After Fee Waivers will be equal to the greater of Acquired Fund Fees and Expenses or 0.48% until December 31, 2020. The contractual waiver may be terminated prior to December 31, 2020 only upon written agreement of the Trust and BFA. For the fiscal year ended August 31, 2014, BFA waived $32,914 of its management fees.
The investment advisory agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of August 31, 2014, the individuals named as Portfolio Managers in the Funds' Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
Matthew Goff
Types of Accounts	Number	Total Assets
Registered Investment Companies	255	$595,000,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	2	200,000,000
Accounts with Incentive-Based Fee Arrangements	0	N/A

Diane Hsiung
Types of Accounts	Number	Total Assets
Registered Investment Companies	255	$595,000,000,000
Other Pooled Investment Vehicles	21	7,750,000,000
Other Accounts	0	N/A
Accounts with Incentive-Based Fee Arrangements	0	N/A

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Jennifer Hsui
Types of Accounts	Number	Total Assets
Registered Investment Companies	257	$595,000,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Accounts with Incentive-Based Fee Arrangements	0	N/A

Orlando Montalvo
Types of Accounts	Number	Total Assets
Registered Investment Companies	1	$ 3,000,000
Other Pooled Investment Vehicles	22	7,000,000,000
Other Accounts	68	21,000,000,000
Accounts with Incentive-Based Fee Arrangements	0	N/A

Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	321	$660,000,000,000
Other Pooled Investment Vehicles	89	45,000,000,000
Other Accounts	12	1,500,000,000
Accounts with Incentive-Based Fee Arrangements	0	N/A
Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time each Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. By their nature, incentive-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the Portfolio Managers favoring those portfolios or accounts with incentive-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of August 31, 2014:
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Matthew Goff
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Diane Hsiung
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Jennifer Hsui
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Orlando Montalvo
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Greg Savage
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
The discussion below describes the Portfolio Managers' compensation as of August 31, 2014.
Portfolio Manager Compensation Overview
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
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Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, Inc. and the individual's performance and contribution to the overall performance of these portfolios and BlackRock, Inc.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.'s ability to sustain and improve its performance over future periods.
Long-Term Incentive Plan Awards — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.
Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Matthew Goff, Diane Hsiung, Jennifer Hsui, Orlando Montalvo and Greg Savage are each eligible to participate in these plans.
As of August 31, 2014, the Portfolio Managers beneficially owned shares of the Funds, for which they are primarily responsible for the day-to-day management, in the amounts reflected in the following tables:
Matthew Goff
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Currency Hedged MSCI Eurozone ETF	X
iShares Currency Hedged MSCI Germany ETF	X
iShares Currency Hedged MSCI Japan ETF	X

Diane Hsiung
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Currency Hedged MSCI Eurozone ETF	X
iShares Currency Hedged MSCI Germany ETF	X
iShares Currency Hedged MSCI Japan ETF	X

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Jennifer Hsui
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Currency Hedged MSCI Eurozone ETF	X
iShares Currency Hedged MSCI Germany ETF	X
iShares Currency Hedged MSCI Japan ETF	X

Orlando Montalvo
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Currency Hedged MSCI Eurozone ETF	X
iShares Currency Hedged MSCI Germany ETF	X
iShares Currency Hedged MSCI Japan ETF	X

Greg Savage
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Currency Hedged MSCI Eurozone ETF			X
iShares Currency Hedged MSCI Germany ETF	X
iShares Currency Hedged MSCI Japan ETF	X
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The codes of ethics are on public file with, and are available from, the SEC.
Anti-Money Laundering Requirements.  The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.  State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Iron Street, Boston, MA 02210. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Trust,
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State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to State Street for the fiscal years noted:
Fund	Fund Inception Date	Administration, Custodian & Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2014	Administration, Custodian & Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2013	Administration, Custodian & Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2012
iShares Currency Hedged MSCI Eurozone ETF	07/09/2014	$ 176	N/A	N/A
iShares Currency Hedged MSCI Germany ETF	01/31/2014	2,246	N/A	N/A
iShares Currency Hedged MSCI Japan ETF	01/31/2014	2,159	N/A	N/A
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), Depository Trust Company (“DTC”) participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Fund	Fund Inception Date	Distributor Compensation Paid During Fiscal Year Ended August 31, 2014	Distributor Compensation Paid During Fiscal Year Ended August 31, 2013	Distributor Compensation Paid During Fiscal Year Ended August 31, 2012
iShares Currency Hedged MSCI Eurozone ETF	07/09/2014	$ 507	N/A	N/A
iShares Currency Hedged MSCI Germany ETF	01/31/2014	3,269	N/A	N/A
iShares Currency Hedged MSCI Japan ETF	01/31/2014	3,269	N/A	N/A
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other iShares funds, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds or other iShares funds. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology
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platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Funds and other iShares funds. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other iShares funds over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS and certain affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers and investment professionals and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a reduced commission rate or commission free, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS during the wind-down period.
Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.
The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of a Fund to enhance the liquidity and quality of the secondary market of securities of a Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of a Fund and will not be paid from any Fund assets.
Determination of Net Asset Value
Valuation of Shares. The NAV for each Fund is generally calculated as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by a Fund is as follows:
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Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally the Exchange closing price, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which a Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which a Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed Income Investments. In accordance with the Valuation Procedures, fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services, each of which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets to derive values. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which a Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying exchange-traded funds will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their net asset value.
General Valuation Information. In determining the market value of portfolio investments, a Fund may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on a Fund’s books at their face value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value a Fund’s securities and other assets and liabilities are based on information available at the time a Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which a Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
Certain types of securities, including many fixed income securities, trade infrequently and there may be no current market transactions or recent representative bids for such securities. To the extent that prices for such securities are not reflective of
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current market transactions or recent representative bids, a Fund will value such securities in good faith in accordance with the Valuation Procedures.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Certain of the securities acquired by a Fund may be traded on foreign exchanges or OTC markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of a Fund.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used in the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Fair Value. When market quotations are not readily available or are believed in good faith by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its lack of trading, if BlackRock believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by a Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets for related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
BlackRock, with input from the BlackRock Investment Strategy Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock Valuation Committee may accept, modify or reject any recommendations. In addition, a Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by a Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or BlackRock’s Pricing Group) will seek to determine the price that a Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that a Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee (or BlackRock’s Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or
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historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including a Fund. In return for such services, BFA may cause a Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for a Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions.
From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
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The Fund anticipates that brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates.
OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Funds and for other investment accounts managed by BFA and its affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Funds may invest.
Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering
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based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in a Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which BFA or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds is concerned, in other cases it could be beneficial to the Funds. Transactions effected by BFA or its affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in the Fund’s assets over those periods:
Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2014	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2013	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2012
iShares Currency Hedged MSCI Eurozone ETF	07/09/2014	$ 25	N/A	N/A
iShares Currency Hedged MSCI Germany ETF	01/31/2014	1,372	N/A	N/A
iShares Currency Hedged MSCI Japan ETF	01/31/2014	664	N/A	N/A
None of the Funds paid any brokerage commissions to BlackRock, an affiliate of BFA, or a subsidiary of BTC, during the fiscal year ended August 31, 2014.
The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on
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the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Funds may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.
The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:
Fund	Fiscal Year ended August 31, 2014	Fiscal Year ended August 31, 2013
iShares Currency Hedged MSCI Eurozone ETF	0%	N/A
iShares Currency Hedged MSCI Germany ETF	4%	N/A
iShares Currency Hedged MSCI Japan ETF	1%	N/A
Additional Information Concerning the Trust
Shares.  The Trust currently consists of more than 225 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act, or (2) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial
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owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.
Termination of the Trust or a Fund.  The Trust or a Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.
DTC as Securities Depository for Shares of the Funds.  Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
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Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange closes earlier than normal, the Funds may require orders to be placed earlier in the day. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of September 30, 2014:
Fund	Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
iShares Currency Hedged MSCI Eurozone ETF	50,000	$ 1,249,000
iShares Currency Hedged MSCI Germany ETF	50,000	$ 1,178,000
iShares Currency Hedged MSCI Japan ETF	50,000	$ 1,312,500
In its discretion, BFA reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of a Fund generally consist of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with a Fund’s portfolio securities is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.
BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for each Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.
The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.
The Funds reserve the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC. The Funds also reserve the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.
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Cash Purchase Method.  Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a DTC Participant that has entered into an authorized participant agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such authorized participant agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an authorized participant agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an authorized participant agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the authorized participant agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. Each Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or
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through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund's Cutoff Times as provided in the authorized participant agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once a Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Typically, Creation Units are issued on a “T+3 basis” (i.e., three Business Days after trade date). However, as discussed in the Regular Holidays section of this SAI, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.
To the extent contemplated by an Authorized Participant's agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Funds' then-effective procedures. The only collateral that is acceptable to the Funds is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Funds' current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The authorized participant agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the cash collateral.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to
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the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard creation transaction fees and maximum additional charge (as described above):
Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
iShares Currency Hedged MSCI Eurozone ETF	$ 100	3.0%
iShares Currency Hedged MSCI Germany ETF	100	3.0%
iShares Currency Hedged MSCI Japan ETF	100	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
Each Fund generally redeems Creation Units for Fund Securities. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.
BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to
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the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units for Fund Securities, but each Fund reserves the right to utilize a cash option for redemption of Creation Units.
Cash Redemption Method.   Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard redemption transaction fees and maximum additional charge (as described above):
Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares Currency Hedged MSCI Eurozone ETF	$ 100	2.0%
iShares Currency Hedged MSCI Germany ETF	100	2.0%
iShares Currency Hedged MSCI Japan ETF	100	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Funds must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the authorized participant agreement. Investors should be aware that their particular broker may not have executed an authorized participant agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an authorized participant agreement. At any time, only a limited number of broker-dealers will have an authorized participant agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds' transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Funds' transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the authorized participant agreement are properly followed. If the transfer agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be
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significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by each Fund generally will be made within three Business Days (i.e., “T+3”). However, as discussed in the Regular Holidays section, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. The Regular Holidays section hereto identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Trust will make delivery of redemption proceeds within the number of days stated in the Regular Holidays section to be the maximum number of days necessary to deliver redemption proceeds.
If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, a Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
Although the Trust does not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in the Regular Holidays section in which more than seven calendar days would be needed).
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The authorized participant agreement permits a Fund to acquire shares of the Fund at
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any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.
Because the Portfolio Securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Regular Holidays.  For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.
In calendar year 2015 (the only year for which holidays are known at the time of filing this SAI), the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):
2015
Austria
January 1	May 1	October 26	December 31
January 6	May 14	December 8
April 3	May 25	December 24
April 6	June 4	December 25
Belgium
January 1	May 1	May 25	December 25
April 3	May 14	July 21
April 5	May 15	November 1
April 6	May 24	November 11
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Finland
January 1	April 3	May 14	December 25
January 6	April 6	June 19	December 31
April 2	May 1	December 24

France
January 1	May 8	November 11
April 3	May 14	December 25
April 6	May 25
May 1	July 14

Germany
January 1	April 6	May 25	December 25
January 6	May 1	June 4	December 31
April 3	May 14	December 24

Ireland
January 1	April 24	August 3	December 28
March 17	May 1	October 26	December 29
April 3	May 4	December 24
April 6	June 1	December 25

Italy
January 1	April 6	June 29	December 31
January 6	May 1	December 8
April 3	June 2	December 25

Japan
January 1	May 4	September 22	December 23
January 2	May 5	September 23	December 31
January 12	May 6	October 12
February 11	July 20	November 3
April 29	September 21	November 23

The Netherlands
January 1	April 27	May 14
April 3	April 30	May 25
April 6	May 5	December 25

Portugal
January 1	May 1	October 5	December 25
February 17	June 1	December 1
April 3	June 4	December 8
April 6	June 10	December 24

Spain
January 1	April 3	May 25	December 25
January 6	April 6	June 4
March 19	May 1	October 12
April 2	May 14	December 8
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Redemptions.  The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. In the calendar year 2015 (the only year for which holidays are known at the time of this SAI filing), the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for the Fund as follows:
2015
Country	Trade Date	Settlement Date	Number of Days to Settle
Ireland	12/22/15	12/30/15	8
	12/23/15	12/31/15	8
Japan	04/28/15	05/07/15	9
	04/30/15	05/08/15	8
	05/01/15	05/11/15	10
	09/16/15	09/24/15	8
	09/17/15	09/25/15	8
	09/18/15	09/28/15	10
Spain	03/30/15	04/07/15	8
	03/31/15	04/08/15	8
	04/01/15	04/09/15	8

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. References to the Fund will also generally apply to the Underlying Fund as well.
Regulated Investment Company Qualifications.  Each Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.
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A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. A Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Excise Tax.  A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
In the event that a Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of a Fund and the Underlying Fund, if any, may be subject to limitation.
Taxation of U.S. Shareholders.   Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income
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tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below. Short-term capital gains earned by the Underlying Fund will be ordinary income when distributed to the Fund and will not be offset by the Fund’s capital losses. Married couples filing jointly with income over approximately $450,000 and unmarried individuals with income over approximately $400,000, amounts adjusted annually for inflation, are subject to a 20% tax on any income in excess of those amounts that is long-term capital gain or qualified dividend income, and generally all other long-term capital gain is taxed at 15% (0% at certain income levels). In addition, the top marginal ordinary income tax rate is 39.6% for income in excess of the above thresholds.
If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Underlying Fund from domestic corporations may qualify for the federal dividends received deduction for corporations, although such amounts are not expected to be significant for the Fund.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of a Fund’s post-October foreign currency and “passive foreign investment company” (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and
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net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option on substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.
Back-Up Withholding.  In certain cases, a Fund will be required to withhold at a 28% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
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A Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Qualified Dividend Income.  Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, which is eligible to be taxed at long-term capital gain rates to the extent a Fund receives qualified dividend income on the securities it holds and a Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States (where the dividends are paid with respect to such stock)). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom, and Venezuela. Substitute payments received by a Fund for securities lent out by a Fund will not be qualified dividend income.
A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or a Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) a Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income.
Corporate Dividends Received Deduction.  Dividends paid by the Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.
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Excess Inclusion Income.  Under current law, the Fund serves to block unrelated business taxable income from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as unrelated business taxable income for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has unrelated business taxable income (“UBTI”) for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
Non-U.S. Investments.  Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
The Fund may be subject to non-U.S. income taxes withheld at the source. The Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed. If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by a Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Regarding a short sale with respect to shares of a Fund, substitute payments made to the lender of such shares may not be deductible under certain circumstances. Consult your financial intermediary or tax advisor.
The Underlying Fund, if invested in non-U.S. positions, may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Underlying Fund that is permitted to do so may elect to “pass through” to its investors, including the Fund, the amount of non-U.S. income taxes paid by the Underlying Fund. The Fund will be eligible to elect to “pass through” such amounts to their stockholders and may do so, depending upon circumstances.
Passive Foreign Investment Companies.  If a Fund purchases shares in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be
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subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.
Alternatively, a Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.
A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.
Reporting.  If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.
Taxation of Non-U.S. Shareholders.  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to back-up withholding at the appropriate rate.
For taxable years beginning before January 1, 2014, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
For taxable years beginning before January 1, 2014, distributions that the Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign
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shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund on or before December 31, 2013 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.
The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.
Provided that 50% or more of the value of the Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2013, in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.
Legislation has been proposed to extend the above expiration dates, but no assurance can be provided that such legislation will be enacted.
A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the applicable Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
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Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Investors’ Rights.  Each Fund relies on the services of the investment adviser and other service providers, including the distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of a Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant authorized participant agreement. Investors may have certain legal rights under federal or state law against a Fund or its service providers. In the event that an investor considers that it may have a claim against a Fund, or against any service provider in connection with its investment in a Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the authorized participant agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
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IS-SAI-CURR-1115

iShares® Trust
Statement of Additional Information
Dated December 1, 2014
(as revised November 20, 2015)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following fund of iShares Trust (the “Trust”):
Fund	Ticker	Stock Exchange
iShares iBonds Dec 2020 Corporate ETF[1] (the “Fund”)	IBDL	NYSE Arca

[1]	The iShares iBonds Dec 2020 Corporate ETF may also conduct business as the iBonds Dec 2020 Corporate ETF.
The Fund invests its assets in individual securities and may in the future invest in other iShares funds that, in turn, invest in bonds and/or short-term instruments based on an index (each, an “Underlying Fund” and collectively, the “Underlying Funds”). BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Fund.
The Prospectus for the Fund is dated December 1, 2014, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and iBonds® are registered trademarks of BFA and its affiliates.

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General Description of the Trust and the Fund
The Trust currently consists of more than 225 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund.
The Fund is managed by BFA, an indirect wholly-owned subsidiary of BlackRock, Inc., and generally seeks to meet its investment objective by investing in individual securities that satisfy the criteria of a particular underlying index identified in the Fund's Prospectus (the “Underlying Index”). The Fund may also periodically invest in the securities of one or more Underlying Funds that themselves seek investment results corresponding to their own underlying benchmark indexes. The Fund is a term fund that will terminate on or about December 31, 2020, at which time it will distribute its remaining net assets to shareholders.
The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in a specified benchmark index (the “Underlying Index”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities (as defined in the Creation and Redemption of Creation Units section of this SAI), subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other charges associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other charges associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.
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In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a fixed-income securities component and a cash component. The fixed-income securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
Investment Strategies and Risks
The Fund seeks to achieve its objective generally by investing in individual securities that satisfy the criteria of the Underlying Index and may, in the future, seek its investment objective by investing in shares of one or more Underlying Funds. Because the Fund may periodically obtain its exposure to the securities in the Underlying Index by investing in one or more Underlying Funds, shareholders should be aware that the Fund’s exposure to the types of investments discussed below may be obtained by the Fund through an investment in the Underlying Funds. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
Although the Fund does not seek leveraged returns, certain instruments used by the Fund may have a leveraging effect as described below.
The Fund generally will invest at least 90% of its assets in the component securities of the Underlying Index, except during the last months of the Fund's operations, as described below, and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”), as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in the component securities of the Underlying Index and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By December 31, 2020, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its net assets will be distributed to then-current shareholders.
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Bonds.  The Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.
An issuer may have the right to redeem or “call” a bond before maturity, in which case an investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but the value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).
Borrowing.  The Fund may borrow for temporary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Corporate Bonds.  The Fund invests a substantial portion of its assets in investment grade corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Diversification Status.  The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
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The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.
Illiquid Securities.  The Fund may invest up to 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities may include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance. The liquidity of a security relates to the ability to readily dispose of the security and the price to be obtained upon disposition of the security, which may be lower than the price that would be obtained for a comparable, more liquid security. Illiquid securities may trade at a discount to comparable, more liquid securities and may impair the Fund’s ability to dispose of securities in a timely fashion at their expected price.
Investments in Underlying Funds and other Investment Companies.  To implement its investment strategy, the Fund may invest some or all of its assets in Underlying Funds. The Underlying Funds generally invest directly in portfolio securities. The Fund may also invest in other investment companies, including exchange-traded funds (commonly referred to as “ETFs”) that are not iShares ETFs, to the extent permitted by law.
Lending Portfolio Securities.  The Fund may lend portfolio securities to certain borrowers determined to be creditworthy by BFA, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
The Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as lending agent. To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board” or the “Trustees”).
The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA; however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the securities lending agreement January 1, 2015:
(i) Fixed income funds, such as the Fund, retain 80% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Under the securities lending program, the Fund is categorized into specific asset classes. The determination of the Fund’s asset class category (fixed income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
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In addition, commencing the business day following the date that the aggregate securities lending income (which includes for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined under “Management—Trustees and Officers”) in a calendar year exceeds the aggregate securities lending income earned across the Exchange-Traded Fund Complex in calendar year 2013 (the “Hurdle Date”), the fixed income fund, pursuant to the securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:
(i) 85% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Non-U.S. Securities.  The Fund may invest in certain obligations or securities of non-U.S. issuers. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country or, (iv) the issuer is the particular country.
Privately-Issued Securities.   The Fund may invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser's ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.
Ratings.  An investment-grade rating means the security or issuer is rated investment-grade by Moody’s® Investors Service, Inc. (“Moody’s”), Standard & Poor’s® Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“Standard & Poor’s Ratings Services”), Fitch Ratings, Inc. (“Fitch”), or another credit rating agency designated as a nationally-recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa3 or above by Moody’s or BBB- or above by Standard & Poor's Ratings Services and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.
Subsequent to purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor's Ratings Services or Fitch are considered below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower-rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of Moody's, Standard & Poor's Ratings Services and Fitch.
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Regulation Regarding Derivatives.  The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments.
BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA with respect to the Fund. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Fund.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for the Fund, should it decide to utilize them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Securities of Investment Companies.  The Fund and each Underlying Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund intends from time to time to invest its assets in securities of investment companies, including but not limited to money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).
An Underlying Fund may purchase shares of ETFs for the same reason it would purchase (and as an alternative to purchasing) futures contracts – to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of an Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An
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Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BFA.
Short-Term Instruments and Temporary Investments.  The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's, “F-1” by Fitch, or “A-1” by Standard & Poor's Ratings Services, or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
U.S.-Registered Securities of Non-U.S. Issuers.  The Fund may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. corporate issuers. The Fund may invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer's local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Future Developments.  The Board may, in the future, authorize the Fund to invest in securities contracts and investments, other than those listed in this SAI and in the Prospectus, provided they are consistent with the applicable fund's investment objective and do not violate any of its investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in the Fund is contained in the Fund's Prospectus. Because the Fund may obtain its exposure to the securities in the Underlying Index through its investment in one or more Underlying Funds, shareholders should be aware that the risks of investment in particular types of securities, economic sectors and geographic locations discussed below may be borne by the Fund through its investment in the Underlying Funds. The Fund or an Underlying Fund will also bear the risks described below associated with the use of portfolio management techniques, such as borrowing arrangements and use of derivatives.
Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Call Risk.  During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of
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care of their local markets, and thus may be subject to limited or no government oversight. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. The less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.
Cyber Security Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund, Authorized Participants (as defined in the Portfolio Holdings Information section of this SAI), service providers and relevant listing exchange is susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Issuer Insolvency Risk.  The Fund’s potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by the Fund become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of the Fund’s exposure to the issuer uncertain.
During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that the Fund will receive any interest payments on the securities of the issuer, the Fund will be subject to significant uncertainty as to whether the reorganization will be completed, and the Fund may bear certain extraordinary expenses to protect and recover its investment. The Fund will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by the Fund will eventually be satisfied. Even if a plan of reorganization is adopted with respect to the securities of the issuer held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such plan of reorganization will not have a lower value or income potential than may have been anticipated or no value. The Fund as a creditor may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of the Fund’s securities holdings in the issuer.In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by the Fund could be re-characterized or the Fund may receive different securities or other assets, including equity securities. These types of equity securities may include, for example: common stock; preferred stock (including convertible preferred stock);
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bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. The value of equity securities received by the Fund could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate.
To the extent that the Fund receives other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, the Fund may also be subject to additional risks associated with the assets received. One example of assets that the Fund could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. The Fund may receive such interests in loans to the extent permitted by the Investment Company Act.
Securities or other assets received in a reorganization typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization assets and securities may also be illiquid and difficult to sell or value. If the Fund participates in negotiations with respect to a plan of reorganization with respect to securities of the issuer held by the Fund, the Fund also may be restricted from disposing such securities for a period of time. If the Fund becomes involved in such proceedings, the Fund may have more active participation in the affairs of the issuer than that assumed generally by an investor.
Operational Risk.  BFA and the Fund's other service providers may experience disruptions or operating errors that could negatively impact the Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund's in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Risk of Investing in Non-U.S. Debt Securities.  The Fund may invest in non-U.S. debt securities. An investment in the Fund involves risks associated with investing in a portfolio of debt securities traded on foreign exchanges and over-the-counter (“OTC”) in the respective countries covered by the Fund. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in a portfolio that contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly-available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.
Risk of Investing in Asia.   Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war; in the recent past, these tensions have escalated. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
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Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Australasia.  The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by the Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the United States. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. In 2003, Australia and Singapore entered into the Singapore-Australia Free Trade Agreement (“SAFTA”). SAFTA is intended to further expand the economic relationship with Singapore, Australia’s largest trade and investment partner in Southeast Asia. Thus, economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australian economy. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which the Fund has exposure.
Risk of Investing in Europe.  Investing in European countries may expose the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country's debt and sellers of credit default swaps linked to that country's creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the
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euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Risk of Investing in North America.  A decrease in imports or exports, changes in trade regulations and/or an economic recession in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which has further affected Canada's and Mexico's dependency on the U.S. economy. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.
Risk of Investing in the United States.  The Fund has significant exposure to United States issuers. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
Risk of Investing in the Financials Sector.  Companies in the financials sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial companies. The global financial markets have experienced very difficult conditions and volatility as well as significant adverse trends. The conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. These conditions have also contributed to consolidation within the financial industry. In addition, the global financial industry has been materially and adversely affected by a significant decline in the value of mortgage-backed and asset-backed securities, and by the sovereign debt crisis. The prospects of many financial companies are questionable and continue to evolve as financial companies revise their outlooks and write down assets that they hold.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which the Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, ban on short sales, prices and currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their business.
The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial
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companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets, as experienced in 2008 and 2009, can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Utilities Sector.  The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable.
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Proxy Voting Policy
The Trust has adopted proxy voting policies for the Fund that incorporate and amplify the proxy voting guidelines of BFA, the investment adviser to the Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.
BFA votes (or refrains from voting) proxies for the Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by the Fund's economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:
•	The Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
•	When a director has committed himself or herself to service on more than four public company boards (but no more than six public company boards in most circumstances), the Fund will consider such director’s individual circumstances in determining whether the director will be able to commit sufficient focus and time to a particular company;
•	The Fund generally defers to an issuer’s choice of auditors so long as the corporate auditors represent the interests of shareholders and provide an independent view of the propriety of financial reporting decisions of management;
•	The Fund generally favors disclosure of a company’s compensation and benefits policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a company’s board of directors;
•	The Fund generally expects to support capital structure requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive;
•	The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
•	The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.
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Information with respect to how BFA voted proxies relating to the Fund's portfolio securities during the 12-month period ending June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below, and certain information may be provided to personnel of BFA and its affiliates who manage funds that invest a significant percentage of their assets in shares of the Fund for the purpose of facilitating risk management and hedging activities; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and market makers and other institutional market participants and entities that provide information or transactional services.
Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including market makers and Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market or evaluating such potential transactions. This information typically reflects the Fund’s anticipated holdings on the following business day.
Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of BFA, the Distributor and their affiliates, and the administrator, custodian and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares (“iShares Exemptive Orders”), agreements with the Fund, the terms of the Fund's current registration statement and federal securities laws and regulations thereunder. In addition, the Fund discloses its fixed income and equity portfolio holdings at least daily at www.iShares.com. More information about this disclosure is available at www.iShares.com.
Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days of the end of the second and fourth fiscal quarters and within 60 days of the end of the first and third fiscal quarters and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information, the iShares Exemptive Orders and federal securities laws and regulations thereunder. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.
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The Trust's Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.
The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Index
A description of the Underlying Index is provided below.
Barclays December 2020 Maturity Corporate Index
Number of Components: approximately 288
Index Description. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds scheduled to mature after December 31, 2019 and before January 1, 2021.
The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers that have $250 million or more of outstanding face value at the time of inclusion. The non-U.S. corporate issuers included in the Underlying Index initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the 1933 Act with registration rights. In addition, to be included in the index, securities that are rated by all three of the rating agencies below must be rated “investment grade” by at least two of the agencies, which is defined as Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s Ratings Services or Fitch. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies must be rated investment grade or are excluded from the Underlying Index.
The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of securities maturing outside of the maturity range defined above. Securities are then market-cap weighted within the index, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the index. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to December 31, 2020. During this final one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are downgraded below investment grade per the eligibility criteria described above. Additionally, during this period existing bond weights will be allowed to float based on changes in market value. During the final two years of the Underlying Index, bonds which are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such bonds reach maturity.
When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase causing the Fund to incur the fees and expenses of these funds. By December 31, 2020, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.
Investment Restrictions
The Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, the Fund may change its investment objective and its Underlying Index without shareholder approval. The Board has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which, for this purpose and under the Investment Company Act, means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).
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Under these fundamental investment restrictions, the Fund may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
Notations Regarding the Fund’s Fundamental Investment Restrictions
The following notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with SEC staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
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With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, the Fund may not:
a.	Provided that such policy will only be in effect if the Fund ceases to invest its assets in reliance on Section 12(d)(1)(G) in an Underlying Fund: Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
b.	Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.
Unless otherwise indicated, all limitations under the Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund's Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.
The Fund has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund’s net assets.
Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund.
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Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 298 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund's Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
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Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).
Mark Wiedman[2] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).
Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).
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Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).
Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Charles Park (47)	Chief Compliance Officer and Anti-Money Laundering Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC (since 2012) and BFA (since 2006); Chief Compliance Officer for BlackRock Asset Management International Inc. (since 2012).
Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the iShares exchange traded funds (since 2015); Secretary of the BlackRock-advised mutual funds (since 2012).
Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to
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them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock, Inc.’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock, Inc.'s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock, Inc.'s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, Inc., including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Mark Wiedman has been a Trustee of the Trust since 2013. Mr. Wiedman has served as a Director of iShares, Inc. since 2013 and a Trustee of iShares U.S. ETF Trust since 2013. Mr. Wiedman served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2013 to 2015. Mr. Wiedman is the Global Head and Managing Director of iShares. In addition, he is a member of BlackRock, Inc.'s Global Executive Committee and Global Operating Committee. Prior to assuming his current responsibilities in 2011, Mr. Wiedman was the head of Corporate Strategy for BlackRock, Inc. Mr. Wiedman joined BlackRock, Inc. in 2004 to help start the advisory business, which evolved into the Financial Markets Advisory Group in BlackRock Solutions. This group advises financial institutions and governments on managing their capital markets exposures and businesses. Prior to BlackRock, Inc., he served as senior advisor and chief of staff for the Under Secretary for Domestic Finance at the U.S. Department of the Treasury and also was a management consultant at McKinsey & Co., advising financial institutions in the United States, Europe, and Japan. He has taught as an adjunct associate professor of law at Fordham University in New York and Renmin University in Beijing. Mr. Wiedman serves on the board of PennyMac Financial Services, Inc., a publicly-traded U.S. mortgage banking and investment management firm started in 2008, with BlackRock, Inc. as a sponsor. Mr. Wiedman earned an AB degree, Phi Beta Kappa, magna cum laude, in social studies from Harvard College in 1992 and a JD degree from Yale Law School in 1996.
Robert H. Silver has been a Trustee of the Trust since 2007 and Chairman of the Trust's Board since 2012. Mr. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.'s Board since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chairman of iShares U.S. ETF Trust's Board since 2012. Mr. Silver served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (DTCC), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.
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John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2012. Mr. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2012. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003-2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. Since 2012, Mr. Martinez has served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of the Trust since 2012. Ms. Herbert has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust since 2012. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert has served on three other mutual fund boards, currently serving as Trustee of the Forward Funds, since 2009, and previously as Trustee of the Pacific Select Funds from 2004 until 2005 and Trustee of the Montgomery Funds from 1992 until 2003. She was President of the Board of Catholic Charities CYO, the largest social services agency in the Bay Area, from 2007 until 2011 and member of that board from 1992 until 2013. She was past Chair from 1994 until 2005, and member since 1992, of the Investment Council of the Archdiocese of San Francisco. She currently serves as Trustee of WNET, New York’s public media station, since 2011. She worked from 1973-1990 at J.P. Morgan/Morgan Guaranty Trust, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Charles A. Hurty has been a Trustee of the Trust since 2005 and Chair of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006 and a Trustee and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. Mr. Hurty served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Fixed Income Plus Committee of the Trust since 2012. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of the Trust from 2010 until 2012. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Fixed Income Plus Committee of iShares, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Fixed Income Plus Committee of iShares U.S. ETF Trust since 2012 and Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce and Global Manager of Technology Specialists Sales. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the 15(c) Committee of the Trust since 2012. Mr. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. since 2012, a Trustee
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of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2012. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.
Jane D. Carlin has been a Trustee of the Trust since 2015. Ms. Carlin has served as a Director of iShares, Inc. since 2015 and a Trustee of iShares U.S. ETF Trust since 2015. Ms. Carlin served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley Group. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as an Independent Director on the Board of PHH Corporation since 2012. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular meetings five times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate,
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regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting the Fund, and addresses them in periodic reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
Committees of the Board of Trustees.  Each Independent Trustee serves on the Audit Committee. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended October 31, 2014.
The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Charles A. Hurty, Madhav V. Rajan and John E. Kerrigan, all of whom are Independent Trustees. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met five times during the fiscal year ended October 31, 2014.
The members of the 15(c) Committee are Madhav V. Rajan (Chair), Cecilia H. Herbert, Charles A. Hurty and John E. Martinez, all of whom are Independent Trustees. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met three times during the fiscal year ended October 31, 2014.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and John E. Kerrigan, all of whom are Independent Trustees. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the lending agent. The Securities Lending Committee met seven times during the fiscal year ended October 31, 2014.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and Madhav V. Rajan, all of whom are Independent Trustees. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities
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include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended October 31, 2014.
The members of the Fixed Income Plus Committee are John E. Kerrigan (Chair), Jane D. Carlin and Charles A. Hurty, all of whom are Independent Trustees. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended October 31, 2014.
As the Chairman of the Board, Robert H. Silver may participate in each Committee's meetings.
The following table sets forth, as of December 31, 2013, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Mark Wiedman[1]	iShares Core MSCI EAFE ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	$50,001-$100,000

Robert H. Silver	iShares iBonds Sep 2015 AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares iBonds Sep 2016 AMT-Free Muni Bond ETF	Over $100,000
	iShares iBonds Sep 2017 AMT-Free Muni Bond ETF	Over $100,000
	iShares iBonds Sep 2018 AMT-Free Muni Bond ETF	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares J.P. Morgan USD Emerging Markets Bond ETF	$1-$10,000
	iShares MSCI ACWI ex U.S. ETF	$1-$10,000
	iShares MSCI BRIC ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Frontier 100 ETF	$50,001-$100,000
	iShares National AMT-Free Muni Bond ETF	Over $100,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares Russell 2000 Growth ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 ETF	Over $100,000
	iShares Russell Mid-Cap Growth ETF	$1-$10,000
	iShares Russell Mid-Cap Value ETF	$1-$10,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Broker-Dealers ETF	Over $100,000
	iShares U.S. Financial Services ETF	$50,001-$100,000
	iShares U.S. Preferred Stock ETF	Over $100,000
	iShares U.S. Regional Banks ETF	Over $100,000
	iShares U.S. Technology ETF	$50,001-$100,000

John E. Martinez	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Emerging Markets Infrastructure ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares TIPS Bond ETF	Over $100,000

Cecilia H. Herbert	iShares China Large-Cap ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Core S&P Total U.S. Stock Market ETF	$10,001-$50,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National AMT-Free Muni Bond ETF	$10,001-$50,000
	iShares U.S. Preferred Stock ETF	$10,001-$50,000

Charles A. Hurty	iShares China Large-Cap ETF	$10,001-$50,000	Over $100,000
	iShares Core High Dividend ETF	$10,001-$50,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Global Energy ETF	$10,001-$50,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares North American Tech-Multimedia Networking ETF	$1-$10,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$1-$10,000
	iShares U.S. Technology ETF	$50,001-$100,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	Over $100,000

Madhav V. Rajan	iShares Core High Dividend ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000

Jane D. Carlin[2]	iShares Core MSCI EAFE ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P Small-Cap ETF	$10,001-$50,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Global Tech ETF	$50,001-$100,000

1 Appointed to serve as an Interested Trustee effective December 31, 2013.
2 Appointed to serve as an Independent Trustee effective February 3, 2015.
As of December 31, 2013, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees.  Each current Independent Trustee is paid an annual retainer of $300,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board's policy on travel and other business expenses relating to attendance at meetings. For the period from January 1, 2013 through December 31, 2013, each current Independent Trustee was paid an annual retainer of $275,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards is paid an additional annual retainer of $50,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000. The Chair of each of the Nominating and Governance Committees, Equity Plus Committees, Fixed Income Plus Committees, Securities Lending Committees and 15(c) Committees is paid an additional annual retainer of $15,000. Each Independent Trustee that serves as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries). Additionally, any Independent Trustee who travels to the Republic of Mauritius to attend board meetings is paid an additional $12,000 (plus an additional $2,117 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from the Fund for the fiscal year ended October 31, 2014 and the aggregate compensation paid to them by the Exchange-Traded Complex for the calendar year ended December 31, 2013.
Name of Trustee	iShares iBonds Dec 2020 Corporate ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[5]	Estimated Annual Benefits Upon Retirement[5]	Total Compensation From the Fund and Fund Complex[6]
Independent Trustees:[1]

Robert H. Silver	$0	Not Applicable	Not Applicable	$ 325,000
George G.C. Parker[2]	0	Not Applicable	Not Applicable	275,000
John E. Kerrigan	0	Not Applicable	Not Applicable	315,882
Charles A. Hurty	0	Not Applicable	Not Applicable	315,000
Cecilia H. Herbert	0	Not Applicable	Not Applicable	305,000
John E. Martinez	0	Not Applicable	Not Applicable	290,000
Madhav V. Rajan	0	Not Applicable	Not Applicable	301,765

Interested Trustees:

Robert S. Kapito	$0	Not Applicable	Not Applicable	$ 0
Mark Wiedman[3]	0	Not Applicable	Not Applicable	0
Michael Latham[4]	0	Not Applicable	Not Applicable	0

[1]	Compensation is not shown for Jane D. Carlin because she was appointed to serve as an Independent Trustee of the Trust effective February 3, 2015.
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[2]	Served as an Independent Trustee through December 31, 2014.
[3]	Appointed to serve as an Interested Trustee effective December 31, 2013.
[4]	Served as an Interested Trustee through December 31, 2013.
[5]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[6]	Includes compensation for service on the Board of Trustees of iShares U.S. ETF Trust and the Boards of Directors of iShares, Inc. and iShares MSCI Russia Capped ETF, Inc.
Control Persons and Principal Holders of Securities.  Ownership information is not provided for the Fund, as it has not commenced operations as of the date of this SAI.
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund's investment adviser. PNC is considered to be an affiliate of BlackRock, Inc. under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock and PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by the Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the amount or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
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In certain circumstances, BFA, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BFA or an Affiliate. BFA may (but is not required to) effect purchases and sales between BFA clients or clients of affiliates (“cross trades”), including the Fund, if BFA believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BFA’s decision to engage in these transactions for the Fund. BFA may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when the Fund participates in a cross trade, BFA will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.
BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of the Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.
In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.
The Fund may be included in investment models developed by BFA and its Affiliates for use by clients and financial advisors. The price, availability and liquidity of the Fund may be impacted by purchases and redemptions of the Fund by model-driven investment portfolios.
In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which clients of BlackRock or its Affiliates, or, to the extent permitted by the SEC and applicable law, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the
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subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.
When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund's creditworthiness.
Lending on behalf of a Fund is done by BTC pursuant to SEC exemptive relief, enabling BTC to act as securities lending agent to, and receive a share of securities lending revenues from, a Fund. BFA may also receive compensation for managing the reinvestment of the cash collateral from securities lending. There is a potential conflict of interest in that BTC as a lending agent may have an incentive to increase the amount of securities on loan or to lend riskier assets in order to generate additional revenue for BTC and its affiliates. However, BTC’s SEC exemptive relief sets forth certain conditions designed to assist in mitigating such conflicts of interest.
Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
BlackRock may select brokers (including, without limitation, Affiliates, to the extent authorized by applicable law) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In
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addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or mark-ups/mark-downs, will generally be charged to clients and, like commissions and mark-ups/mark-downs, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or its Affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates reserve the right, subject to compliance with applicable law, to sell or redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large sale or redemption of shares of the Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.
It is possible that the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. The Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of BlackRock, other clients of BlackRock or its Affiliates. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Affiliate have an investment.
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BlackRock and Ace Limited (“ACE”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock will also have a less than ½ of 1% ownership interest in Re Co. BlackRock will manage the investment portfolio of Re Co, which will be held in a wholly-owned subsidiary. Re Co will participate as a reinsurer with reinsurance contracts underwritten by subsidiaries of ACE. An independent director of certain BlackRock-advised funds also serves as an independent director of ACE and has no interest or involvement in the Re Co transaction.
BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
Third parties, including service providers to BFA or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BFA, and may provide an incentive to BFA to retain such third parties to provide services to the Fund.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by the Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus and this SAI, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Board. When determining an asset’s “fair value,” the BlackRock Valuation Committee (or BlackRock’s Pricing Group) seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction on the date on which the assets or liabilities are being valued and does not seek to determine the price that the Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock’s Pricing Group deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and BlackRock receiving additional revenue.
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To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each code of ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.
BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting or distribution or advisory assignment or other services provided by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.
The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in certain regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Fund), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the
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continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
To the extent permitted by applicable laws, BlackRock and its Affiliates may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock and its Affiliates may not serve as Authorized Participants in the creation and redemption of iShares exchange-traded funds, but may serve as authorized participants of third-party exchange-traded funds.
BlackRock may enter into contractual arrangements with third-party service providers to the Fund (e.g., custodians and administrators) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock. BlackRock will disclose any material benefits it receives as a result of such fee discounts or concessions to the Board.
Present and future activities of BlackRock and its Affiliates, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.
For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.10%. BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to the Fund's investments in other funds advised by BFA or its affiliates through the termination date of the Fund. The contractual waiver may be terminated prior to the Fund's termination only upon the written agreement of the Trust and BFA.
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The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
BlackRock Solutions, a division of BlackRock, Inc. operated by an affiliate of BFA, offers risk-based analytical services to clients for a fee. As part of this service, BlackRock Solutions may provide its clients with analysis of the bonds and other securities or financial instruments included in the Fund’s portfolio. BlackRock Solutions has no duty to provide, and will not provide, this analysis to shareholders of the Fund who are not separately clients of BlackRock Solutions.
Portfolio Managers.   As of October 31, 2014, the individuals named as Portfolio Managers in the Fund's Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
James Mauro
Types of Accounts	Number	Total Assets
Registered Investment Companies	83	$151,000,000,000
Other Pooled Investment Vehicles	15	18,000,000,000
Other Accounts	9	13,000,000,000
Accounts with Incentive-Based Fee Arrangements	0	N/A

Scott Radell
Types of Accounts	Number	Total Assets
Registered Investment Companies	89	$58,000,000,000
Other Pooled Investment Vehicles	4	3,000,000,000
Other Accounts	5	3,000,000,000
Accounts with Incentive-Based Fee Arrangements	1	3,600,000,000
Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. Pursuant to BFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BFA a portion of that portfolio's or account's gains, or would pay BFA more for its services than would otherwise be the case if BFA meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BFA or any of its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by
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an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of October 31, 2014:
James Mauro
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Scott Radell
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	1	$3,600,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
The discussion below describes the Portfolio Managers' compensation as of December 1, 2014.
Portfolio Manager Compensation Overview
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, Inc. and the individual's performance and contribution to the overall performance of these portfolios and BlackRock, Inc.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.'s ability to sustain and improve its performance over future periods.
Long-Term Incentive Plan Awards — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.
Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock
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Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. James Mauro and Scott Radell are each eligible to participate in these plans.
As of December 1, 2014, the Portfolio Managers did not beneficially own any shares of the Fund.
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The codes of ethics are on public file with, and are available from, the SEC.
Anti-Money Laundering Requirements.  The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.  State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Iron Street, Boston, MA 02210. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or
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(ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), Depository Trust Company (“DTC”) participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund and other iShares funds, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Fund and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Fund and other iShares funds. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS and certain affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers and investment professionals and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a reduced commission rate or commission free, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS during the wind-down period.
Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Fund, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year.
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Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.
The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets.
Determination of Net Asset Value
Valuation of Shares. The NAV for the Fund is generally calculated as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by the Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally the Exchange closing price, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Fund on a day on which the Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed Income Investments. In accordance with the Valuation Procedures, fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services, each of which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets to derive values. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap
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agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying exchange-traded funds will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their net asset value.
General Valuation Information. In determining the market value of portfolio investments, the Fund may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund’s books at their face value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
Certain types of securities, including many fixed income securities, trade infrequently and there may be no current market transactions or recent representative bids for such securities. To the extent that prices for such securities are not reflective of current market transactions or recent representative bids, the Fund will value such securities in good faith in accordance with the Valuation Procedures.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Certain of the securities acquired by the Fund may be traded on foreign exchanges or OTC markets on days on which the Fund’s net asset value is not calculated. In such cases, the net asset value of the Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used in the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Fair Value. When market quotations are not readily available or are believed in good faith by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its lack of trading, if BlackRock believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets for related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
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BlackRock, with input from the BlackRock Investment Strategy Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock Valuation Committee may accept, modify or reject any recommendations. In addition, the Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by the Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or BlackRock’s Pricing Group) will seek to determine the price that the Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that the Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee (or BlackRock’s Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, the Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including the Fund. In return for such services, BFA may cause the Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for the Fund and may take into account a variety of factors including: (i) the size, nature and character of the
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security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions.
From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Fund and for other investment accounts managed by BFA and its affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel.
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Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Fund may invest.
Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in the Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which BFA or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BFA or its affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on
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the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Fund may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.
Additional Information Concerning the Trust
Shares.  The Trust currently consists of more than 225 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, the fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act, or (2) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in the fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of the fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.
Termination of the Trust or the Fund.  The Trust or the Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or the Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or
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the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.
By December 31, 2020, the Fund's holdings are expected to consist primarily of cash and cash equivalents. Around the same time, the Fund will wind up and terminate. Upon the Fund's termination, it will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In accordance with the Declaration of Trust, the Fund will terminate on or about the date above, as approved by a majority of the Board, without requiring additional shareholder approval. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.
DTC as Securities Depository for Shares of the Fund.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
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Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange or the bond markets close earlier than normal, the Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of May 20, 2015:
Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
50,000	$1,264,306
In its discretion, BFA reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund's portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.
To facilitate efficient management of the Fund and to enable the Fund to track its Underlying Index, the portfolio of securities required for purchase of a Creation Unit may not be identical to the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities (as defined below under “Redemption of Shares in Creation Units”), as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund. Consistent with the exemptive orders granted to the Fund by the SEC, creation baskets will correspond generally to the price and yield performance of the Underlying Index. As the planned termination date of the Fund approaches, and particularly as the bonds held by the Fund begin to mature, the Fund expects to effect both creations and redemptions increasingly for cash.
BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.
The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.
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The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of the Fund in exchange for the Fund Deposit, the Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.
Cash Purchase Method.  Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions.
Placement of Creation Orders.  Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the third business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the
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Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the
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currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Typically, Creation Units are issued on a “T+3 basis” (i.e., three Business Days after trade date). The Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 if necessary or appropriate under the circumstances and compliant with applicable law.
To the extent contemplated by an Authorized Participant's agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund's then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund's current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard creation transaction fees and maximum additional charge (as described above):
Standard Creation Transaction Fee	Maximum Additional Charge*
$350	3.0%

*	As a percentage of the net asset value per Creation Unit.
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Redemption of Creation Units.  Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.
BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units.
Cash Redemption Method.   Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard redemption transaction fees and maximum additional charge (as described above):
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Standard Redemption Transaction Fee	Maximum Additional Charge*
$350	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund's transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Fund's transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day; (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the transfer agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by the Fund generally will be made within three Business Days (i.e., “T+3”). The Fund reserves the right to settle redemption transactions later than T+3 but by T+7 if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+3 because of the occurrence of a holiday in a non-U.S. market or in the U.S. bond market that is not a holiday observed in the U.S. equity market.
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To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.
Because the U.S. bond market may be open on days that the Listing Exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant market.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
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Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. References to the Fund will also generally apply to an Underlying Fund as well.
Regulated Investment Company Qualification.  The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.
The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two
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taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of the Fund and the Underlying Fund, if any, may be subject to limitation.
Excise Tax.  The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Taxation of U.S. Shareholders.  Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
The Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. Married couples filing jointly with income over approximately $450,000 and unmarried individuals with income over approximately $400,000 (income thresholds adjusted annually for inflation) are subject to a 20% tax on any income in excess of those amounts that is long-term capital gain or qualified dividend income, and generally all other long-term capital gain is taxed at 15% (0% at certain income levels). In addition, the top marginal ordinary income tax rate is 39.6% for income in excess of the above thresholds.
If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
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Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
If your Fund shares are loaned pursuant to securities lending agreements, you may lose the ability to report any distributions from the Fund as long-term capital gain.
Sales of Shares.  Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option, by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
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Back-Up Withholding.  In certain cases, the Fund will be required to withhold at a 28% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Market Discount.  Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
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Non-U.S. Investments.  Income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
The Underlying Funds, if invested in non-U.S. positions, may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Underlying Fund that is permitted to do so may elect to “pass through” to its investors, including the Fund, the amount of non-U.S. income taxes paid by an Underlying Fund. The Fund itself will be eligible to elect to “pass through” such amounts to its stockholders and may do so, depending upon circumstances.
If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by the Fund. If the Fund enters into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.
Original Issue Discount.  Original issue discount (“OID”) on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.
Reporting.  If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders.  Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying
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that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to back-up withholding at the appropriate rate.
For taxable years beginning before January 1, 2014, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Legislation has been proposed to extend the above expiration dates but no assurance can be provided that such legislation will be enacted.
A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items, and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.
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Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Investors’ Rights.  The Fund relies on the services of the investment adviser and other service providers, including the distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of the Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant authorized participant agreement. Investors may have certain legal rights under federal or state law against the Fund or its service providers. In the event that an investor considers that it may have a claim against the Fund, or against any service provider in connection with its investment in the Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the authorized participant agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
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Appendix A
DESCRIPTION OF FIXED-INCOME RATINGS
A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.
Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.
Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.
The descriptions below relate to general long-term and short-term obligations of an issuer.
Moody’s Ratings
Long-Term Obligations
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1. An application was not received or accepted.
2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Obligations
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor's Ratings Services
Long-Term Obligations
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
NR: NR indicates no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Obligations
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
Fitch Ratings
Long-Term Obligations
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. B ratings indicate that material credit risk is present.
CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned RD or D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Short-Term Obligations (Corporate and Public Finance)
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
IS-SAI-IBDL-1115

iShares® Trust
Statement of Additional Information
Dated December 30, 2014
(as revised November 20, 2015)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following fund of iShares Trust (the “Trust”):
Fund	Ticker	Stock Exchange
iShares MSCI United Kingdom ETF (the “Fund”)	EWU	NYSE Arca
The Prospectus for the Fund is dated December 30, 2014, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

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General Description of the Trust and the Fund
The Trust currently consists of more than 225 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund. The Fund previously operated as a series of iShares, Inc. (the “Predecessor Fund”). Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a reorganization (the “Reorganization”), which was tax-free for U.S. federal income tax purposes. The Reorganization occurred on September 29, 2014. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial and performance information included in this SAI is that of the Predecessor Fund.
The Fund is managed by BlackRock Fund Advisors (“BFA”), an indirect wholly-owned subsidiary of BlackRock, Inc., and generally seeks to track the investment results of the specific benchmark index identified in the Fund's Prospectus (the “Underlying Index”).
The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed and trade on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 200,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other charges associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other charges associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.
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In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
Investment Strategies and Risks of the Fund
The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
Although the Fund does not seek leveraged returns, certain instruments used by the Fund may have a leveraging effect as described below.
Borrowing.  The Fund may borrow for temporary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
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Currency Transactions.  The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a non-U.S. currency. The Fund may enter into non-U.S. currency forward and non-U.S. currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.
A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained.
Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options or futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.
Diversification Status.  The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.
Futures and Options.  Futures contracts and options may be used by the Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. The Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). BFA, with respect to certain funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that BFA, in respect of the funds, is not subject to registration or regulation as a commodity pool operator under the CEA. See the Regulation Regarding Derivatives section of this SAI for more information.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.
A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained
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by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.
Illiquid Securities.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities may include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance. The liquidity of a security relates to the ability to readily dispose of the security and the price to be obtained upon disposition of the security, which may be lower than the price that would be obtained for a comparable, more liquid security. Illiquid securities may trade at a discount to comparable, more liquid securities and may impair the Fund’s ability to dispose of securities in a timely fashion at their expected price.
Lending Portfolio Securities.  The Fund may lend portfolio securities to certain borrowers determined to be creditworthy by BFA, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
The Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as lending agent. To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board” or the “Trustees”).
The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA; however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the securities lending agreement dated January 1, 2015:
(i) International equity funds, such as the Fund, retain 80% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
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Under the securities lending program, the Fund is categorized into specific asset classes. The determination of the Fund’s asset class category (fixed income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined under “Management—Trustees and Officers”) in a calendar year exceeds the aggregate securities lending income earned across the Exchange-Traded Fund Complex in calendar year 2013 (the “Hurdle Date”), the international equity fund, pursuant to the securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:
(i) 85% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Non-U.S. Securities.  The Fund intends to purchase publicly-traded common stocks of non-U.S. issuers. To the extent the Fund invests in stocks of non-U.S. issuers, the Fund's investment in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.
Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Options on Futures Contracts.  An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated
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balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.
The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.
Regulation Regarding Derivatives.  The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments.
BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA with respect to the Fund. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Fund.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for the Fund, should it decide to utilize them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt
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securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.
Securities of Investment Companies.  The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, the Fund’s investment in registered investment companies is generally limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund intends from time to time to invest its assets in the securities of investment companies, including, but not limited to, money market funds, including those advised by or otherwise affiliated with BFA, in excess of the general limits discussed above. Other investment companies in which the Fund may invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).
Short-Term Instruments and Temporary Investments.  The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor's® Financial Services LLC, a subsidiary of McGraw Hill Financial, Inc. (“Standard & Poor's Ratings Services”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.
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The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
Tracking Stocks.  A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Future Developments.  The Board may, in the future, authorize the Fund to invest in securities contracts and investments, other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any of its investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in the Fund is contained in the Prospectus.
An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.
Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Cyber Security Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund, Authorized Participants (as defined in the Portfolio Holdings Information section of this SAI), service providers and relevant listing exchange is susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Dividend Risk.  There is no guarantee that issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.
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Operational Risk.  BFA and the Fund's other service providers may experience disruptions or operating errors that could negatively impact the Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund's in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
Risk of Equity Securities.  An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of stock markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers that are inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.
Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some of the securities may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Risk of Futures and Options Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Futures contracts, by definition, project price levels in the future and not current levels of valuation; therefore, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Fund's Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit the risk exposure to levels comparable to a direct investment in the types of stocks in which it invests.
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Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.
Risk of Investing in Non-U.S. Equity Securities.  An investment in the Fund involves risks similar to those of investing in a portfolio of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.
Risk of Swap Agreements.  The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive).
Risk of Investing in Mid-Capitalization Companies.  Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Risk of Investing in Small-Capitalization Companies.  Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund's share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. The stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also normally have less diverse product lines than those of large-capitalization companies and are more susceptible to adverse developments concerning their products.
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Risk of Investing in Europe.  Investing in European countries may expose the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country's debt and sellers of credit default swaps linked to that country's creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Risk of Investing in the United Kingdom.  Investment in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom economy relies heavily on export of financial services to the United States and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the United Kingdom economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against United Kingdom interests abroad may cause uncertainty in the United Kingdom financial markets and adversely affect the performance of the issuers to which a Fund has exposure. The United Kingdom economy, along with the United States and certain other European economies, experienced a significant economic slowdown during the recent financial crisis.
U.S. Economic Trading Partners Risk.  The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in, the country or countries in which the Fund invests. As a result, economic conditions of such countries may be particularly affected by changes in the U.S. economy. The U.S. economy has recently experienced very difficult conditions and volatility, as well as significant adverse trends. While government intervention and recent legislation has been enacted to improve the U.S. economy, the recovery has been fragile and modest. A decrease in U.S. imports, new trade and financial regulations, changes in the U.S. dollar exchange rate or an economic slowdown in the United States may have a material adverse effect on a country’s economic conditions and, as a result, securities to which the Fund has exposure.
Risk of Investing in the Capital Goods Industry Group.  The capital goods industry group may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. The capital goods industry group depends heavily on corporate spending. The capital goods industry group may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease due to weakening demand, worsening business cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods industry group. This industry group may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.
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Risk of Investing in the Consumer Discretionary Sector.  Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, and other factors that a company cannot control. These companies may also lack resources and have limited business lines. The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries.
Companies in the energy sector may be adversely affected by terrorism, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest.
Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.
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Risk of Investing in the Financials Sector.  Companies in the financials sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial companies. The global financial markets have experienced very difficult conditions and volatility as well as significant adverse trends. The conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. These conditions have also contributed to consolidation within the financial industry. In addition, the global financial industry has been materially and adversely affected by a significant decline in the value of mortgage-backed and asset-backed securities, and by the sovereign debt crisis. The prospects of many financial companies are questionable and continue to evolve as financial companies revise their outlooks and write down assets that they hold.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which the Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, ban on short sales, prices and currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their business.
The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets, as experienced in 2008 and 2009, can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.
Risk of Investing in the Healthcare Sector.  Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.
Patents have a limited duration and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, causing the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
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In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are especially susceptible to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, resulting in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Legislation introduced or considered by certain governments on any individual healthcare company or on the healthcare sector as a whole cannot be predicted. These laws and proposals span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. No one can predict what proposals will be enacted or what potentially adverse effect they may have on healthcare-related or biotechnology-related companies.
Additionally, the expansion of facilities by healthcare-related providers is subject to “determinations of need” by certain government authorities. This process not only increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Information Technology Sector.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.
Risk of Investing in the Materials Sector.  Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, and mandated expenditures for safety and pollution control, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. These risks are heightened for companies in the materials sector located in foreign markets.
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Risk of Investing in the Technology Sector.  Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Telecommunications Sector.  The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may experience distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Finally, while all companies may be susceptible to network security breaches, certain companies in the telecommunications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Utilities Sector.  The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable.
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Proxy Voting Policy
The Trust has adopted proxy voting policies for the Fund that incorporate and amplify the proxy voting guidelines of BFA, the investment adviser to the Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.
BFA votes (or refrains from voting) proxies for the Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by the Fund's economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:
•	The Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
•	When a director has committed himself or herself to service on more than four public company boards (but no more than six public company boards in most circumstances), the Fund will consider such director’s individual circumstances in determining whether the director will be able to commit sufficient focus and time to a particular company;
•	The Fund generally defers to an issuer’s choice of auditors so long as the corporate auditors represent the interests of shareholders and provide an independent view of the propriety of financial reporting decisions of management;
•	The Fund generally favors disclosure of a company’s compensation and benefits policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a company’s board of directors;
•	The Fund generally expects to support capital structure requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive;
•	The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
•	The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.
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Information with respect to how BFA voted proxies relating to the Fund's portfolio securities during the 12-month period ending June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below, and certain information may be provided to personnel of BFA and its affiliates who manage funds that invest a significant percentage of their assets in shares of the Fund for the purpose of facilitating risk management and hedging activities; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and market makers and other institutional market participants and entities that provide information or transactional services.
Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including market makers and Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market or evaluating such potential transactions. This information typically reflects the Fund’s anticipated holdings on the following business day.
Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of BFA, the Distributor and their affiliates, and the administrator, custodian and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder. In addition, the Fund discloses its fixed income and equity portfolio holdings daily at www.iShares.com. More information about this disclosure is available at www.iShares.com.
Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days of the end of the second and fourth fiscal quarters and within 60 days of the end of the first and third fiscal quarters and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.
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The Trust's Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.
The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Index
A description of the Underlying Index is provided below.
The MSCI Indexes
The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. The MSCI single country standard equity indexes have covered the world's developed markets since 1969 and in 1987 MSCI commenced coverage of emerging markets.
Local stock exchanges traditionally calculated their own indexes, which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, both developed and emerging.
MSCI's Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities.
•	MSCI Global Standard Indexes cover all investable large- and mid-cap securities by including approximately 85% of each market's free float-adjusted market capitalization.
•	MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes by including above and beyond the coverage of the MSCI Global Standard Indexes.
MSCI Global Investable Market Indexes
Selection Criteria. MSCI's index construction process involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; (iv) applying final size segment investability requirements; and (v) applying index continuity rules for the MSCI Global Standard Index.
Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI GIMI. Of these countries, as of June 2, 2014, 23 are classified as developed markets, 23 as emerging markets, and 24 as frontier markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, ETFs, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts (“REITs”) in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country.
Determining the Market Investable Equity Universe for Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.
Determining Market Capitalization Size Segments for Each Market. In each market, MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. The MSCI Global Standard Index is the aggregation of the Large Cap Index and Mid Cap Index. The MSCI GIMI is the aggregation of the MSCI Global Standard Index
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and MSCI Global Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:
•	Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index; and
•	Achieving consistent market coverage by ensuring that each market's size segment is represented in its proportional weight in the composite universe.
Applying Final Size Segment Investability Requirements. In order to enhance replicability of the indexes, additional size segment investability requirements are set for the MSCI GIMI and MSCI Global Standard Index. These investability requirements include minimum free float-adjusted market capitalization, minimum liquidity, minimum foreign limits and minimum length of trading.
Applying Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developed market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.
Weighting. All indexes of the MSCI GIMI are free float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price).
Regional Weights. Market capitalization weighting, combined with a consistent target of approximately 99% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except for developed Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indexes of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.
Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.
Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15%, the estimated free float is adjusted to the nearest 1%.
Price and Exchange Rates
Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.
Exchange Rates. Since July 2000, MSCI uses the WM/Reuters Closing Spot Rates taken at 4:00 p.m. London time. In case WM/Reuters does not provide rates for specific markets on given days (for example, Christmas Day and New Year's Day), the previous business day's rates are normally used. MSCI independently monitors the exchange rates on all its indexes. MSCI may under exceptional circumstances elect to use alternative sources of exchange rates if the WM/Reuters rates are not available, or if MSCI determines that the WM/Reuters rates are not reflective of market circumstances for a given currency on a particular day. In such circumstances, an announcement would be sent to clients with the related information. If appropriate, MSCI may conduct a consultation with the investment community to gather feedback on the most relevant exchange rate.
Changes to the Indexes. The MSCI GIMI is maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes; (ii) changes in number of shares; and (iii) changes in inclusion factors as a result of updated free float estimates.
Index maintenance can be described by three broad categories of changes:
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•	Semi-Annual Index Reviews (“SAIRs”), conducted on a fixed semi-annual timetable that systematically reassess the various dimensions of the equity universe for all markets;
•	Quarterly Index Reviews (“QIRs”), aimed at promptly reflecting other significant market events; and
•	Ongoing event-related changes, such as mergers, acquisitions, spin-offs, bankruptcies, reorganizations and other similar corporate events, which generally are implemented in the indexes as they occur.
Potential changes in the status of countries (stand-alone, frontier, emerging and developed) follow their own implementation time tables.
MSCI conducts SAIRs generally as of the close of the last business day of May and November. During the SAIRs, MSCI updates the investable equity universe and reassesses size segmentation investability requirements. MSCI also conducts QIRs generally as of the close of the last business day of February and August. During the QIRs, MSCI reflects changes in the index that were not captured at the time of their actual occurrence, but are significant enough to be included before the next SAIR. The results of the SAIR and QIR are generally announced at least ten business days in advance of implementation.
MSCI 25/50 Indexes
Each of the MSCI 25/50 Indexes (the “25/50 Indexes”) is a sub-index of either an MSCI Global Standard Index or an MSCI GIMI. Their construction reflects the diversification requirements applicable to RICs pursuant to Subchapter M of the Internal Revenue Code. The 25/50 Indexes are free float-adjusted market capitalization-weighted indexes with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of index weight, and all issuers with a weight above 5% do not exceed 50% of the index weight. A software application called the Barra Optimizer is utilized to calculate the capped index weights through an optimization function which is aimed at minimizing index turnover, tracking error and extreme deviation from the uncapped index.
MSCI United Kingdom Index
Number of Components: approximately 107
Index Description. The MSCI United Kingdom Index consists of stocks traded primarily on the London Stock Exchange.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
Additional Information. “MSCI” and “MSCI United Kingdom Index” are servicemarks of MSCI Inc. and have been licensed for use by BFA or its affiliates. The Fund is neither sponsored, endorsed, sold nor promoted by MSCI Inc., and MSCI Inc. makes no representation regarding the advisability of investing in the Fund.
Investment Limitations
The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and the Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the following numbered investment restrictions, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.
The Fund will not:
1.	Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
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2.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
3.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Fund’s assets);
4.	Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but the Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;
5.	Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;
6.	Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that the Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;
7.	Sell securities short; or
8.	Invest in commodities or commodity contracts, except that the Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.
Industry concentration. The Fund will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that the Fund will comply with the diversification requirements of the Internal Revenue Code applicable to RICs, any underlying Treasury regulations or any successor provision.
As of September 30, 2014, the Fund was not concentrated (i.e., held 25% or more of its total assets) in any industries.
In addition to the investment limitations adopted as fundamental as set forth above, the Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. The Fund will not:
1.	Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views; or
2.	Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.
For purposes of the percentage limitation on the Fund's investments in illiquid securities, foreign equity securities, though not registered under the 1933 Act, are not deemed illiquid with respect to the Fund if they are otherwise readily marketable. Such securities ordinarily are considered to be “readily marketable” if they are traded on an exchange or other organized market and are not legally restricted from sale by the Fund. BFA monitors the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, BFA considers the following factors:
1.	The frequency of trades and quotes for the security;
2.	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
3.	Dealer undertakings to make a market in the security; and
4.	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).
If any percentage restriction described above is complied with to at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute in a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.
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The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities, and in ADRs based on securities, in its Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.
The Fund has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund’s net assets.
The Fund may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 299 funds within the Exchange-Traded Fund Complex. With the exception of
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Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund's Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).
Mark Wiedman[2] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
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Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).
John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).
Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).
Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Charles Park (48)	Chief Compliance Officer and Anti-Money Laundering Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC (since 2012) and BFA (since 2006); Chief Compliance Officer for BlackRock Asset Management International Inc. (since 2012).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the iShares exchange traded funds (since 2015); Secretary of the BlackRock-advised mutual funds (since 2012).
Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock, Inc.’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock, Inc.'s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock, Inc.'s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, Inc., including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Mark Wiedman has been a Trustee of the Trust since 2013. Mr. Wiedman has served as a Director of iShares, Inc. since 2013 and a Trustee of iShares U.S. ETF Trust since 2013. Mr. Wiedman served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2013 to 2015. Mr. Wiedman is the Global Head and Managing Director of iShares. In addition, he is a member of BlackRock, Inc.'s Global Executive Committee and Global Operating Committee. Prior to assuming his current responsibilities
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in 2011, Mr. Wiedman was the head of Corporate Strategy for BlackRock, Inc. Mr. Wiedman joined BlackRock, Inc. in 2004 to help start the advisory business, which evolved into the Financial Markets Advisory Group in BlackRock Solutions. This group advises financial institutions and governments on managing their capital markets exposures and businesses. Prior to BlackRock, Inc., he served as senior advisor and chief of staff for the Under Secretary for Domestic Finance at the U.S. Department of the Treasury and also was a management consultant at McKinsey & Co., advising financial institutions in the United States, Europe, and Japan. He has taught as an adjunct associate professor of law at Fordham University in New York and Renmin University in Beijing. Mr. Wiedman serves on the board of PennyMac Financial Services, Inc., a publicly-traded U.S. mortgage banking and investment management firm started in 2008, with BlackRock, Inc. as a sponsor. Mr. Wiedman earned an AB degree, Phi Beta Kappa, magna cum laude, in social studies from Harvard College in 1992 and a JD degree from Yale Law School in 1996.
Robert H. Silver has been a Trustee of the Trust since 2007 and Chairman of the Trust's Board since 2012. Mr. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.'s Board since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chairman of iShares U.S. ETF Trust's Board since 2012. Mr. Silver served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (DTCC), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2012. Mr. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2012. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003-2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. Since 2012, Mr. Martinez has served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of the Trust since 2012. Ms. Herbert has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust since 2012. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert has served on three other mutual fund boards, currently serving as Trustee of the Forward Funds, since 2009, and previously as Trustee of the Pacific Select Funds from 2004 until 2005 and Trustee of the Montgomery Funds from 1992 until 2003. She was President of the Board of Catholic Charities CYO, the largest social services agency in the Bay Area, from 2007 until 2011 and member of that board from 1992 until 2013. She was past Chair from 1994 until 2005, and member
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since 1992, of the Investment Council of the Archdiocese of San Francisco. She currently serves as Trustee of WNET, New York’s public media station, since 2011. She worked from 1973-1990 at J.P. Morgan/Morgan Guaranty Trust, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Charles A. Hurty has been a Trustee of the Trust since 2005 and Chair of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006 and a Trustee and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. Mr. Hurty served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Fixed Income Plus Committee of the Trust since 2012. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of the Trust from 2010 until 2012. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Fixed Income Plus Committee of iShares, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Fixed Income Plus Committee of iShares U.S. ETF Trust since 2012 and Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce and Global Manager of Technology Specialists Sales. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the 15(c) Committee of the Trust since 2012. Mr. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2012. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.
Jane D. Carlin has been a Trustee of the Trust since 2015. Ms. Carlin has served as a Director of iShares, Inc. since 2015 and a Trustee of iShares U.S. ETF Trust since 2015. Ms. Carlin served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley Group. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as an Independent Director on the Board of PHH Corporation since 2012. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The
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Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular meetings five times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting the Fund, and addresses them in periodic reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
Committees of the Board of Trustees.  Each Independent Trustee serves on the Audit Committee. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended August 31, 2014.
The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Charles A. Hurty, Madhav V. Rajan and John E. Kerrigan, all of whom are Independent Trustees. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and (vi)
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recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met five times during the fiscal year ended August 31, 2014.
The members of the 15(c) Committee are Madhav V. Rajan (Chair), Cecilia H. Herbert, Charles A. Hurty and John E. Martinez, all of whom are Independent Trustees. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met three times during the fiscal year ended August 31, 2014.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and John E. Kerrigan, all of whom are Independent Trustees. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the lending agent. The Securities Lending Committee met seven times during the fiscal year ended August 31, 2014.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and Madhav V. Rajan, all of whom are Independent Trustees. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended August 31, 2014.
The members of the Fixed Income Plus Committee are John E. Kerrigan (Chair), Jane D. Carlin and Charles A. Hurty, all of whom are Independent Trustees. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended August 31, 2014.
As the Chairman of the Board, Robert H. Silver may participate in each Committee's meetings.
The following table sets forth, as of December 31, 2013, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Mark Wiedman[1]	iShares Core MSCI EAFE ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	$50,001-$100,000

Robert H. Silver	iShares iBonds Sep 2015 AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares iBonds Sep 2016 AMT-Free Muni Bond ETF	Over $100,000
	iShares iBonds Sep 2017 AMT-Free Muni Bond ETF	Over $100,000
	iShares iBonds Sep 2018 AMT-Free Muni Bond ETF	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares J.P. Morgan USD Emerging Markets Bond ETF	$1-$10,000
	iShares MSCI ACWI ex U.S. ETF	$1-$10,000
	iShares MSCI BRIC ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Frontier 100 ETF	$50,001-$100,000
	iShares National AMT-Free Muni Bond ETF	Over $100,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares Russell 2000 Growth ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 ETF	Over $100,000
	iShares Russell Mid-Cap Growth ETF	$1-$10,000
	iShares Russell Mid-Cap Value ETF	$1-$10,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Broker-Dealers ETF	Over $100,000
	iShares U.S. Financial Services ETF	$50,001-$100,000
	iShares U.S. Preferred Stock ETF	Over $100,000
	iShares U.S. Regional Banks ETF	Over $100,000
	iShares U.S. Technology ETF	$50,001-$100,000

George G.C. Parker	iShares California AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core U.S. Aggregate Bond ETF	$10,001-$50,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares S&P 100 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000

John E. Martinez	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Emerging Markets Infrastructure ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares TIPS Bond ETF	Over $100,000

Cecilia H. Herbert	iShares China Large-Cap ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P Total U.S. Stock Market ETF	$10,001-$50,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National AMT-Free Muni Bond ETF	$10,001-$50,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares U.S. Preferred Stock ETF	$10,001-$50,000

Charles A. Hurty	iShares China Large-Cap ETF	$10,001-$50,000	Over $100,000
	iShares Core High Dividend ETF	$10,001-$50,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Global Energy ETF	$10,001-$50,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares North American Tech-Multimedia Networking ETF	$1-$10,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$1-$10,000
	iShares U.S. Technology ETF	$50,001-$100,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	Over $100,000

Madhav V. Rajan	iShares Core High Dividend ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000

Jane D. Carlin[2]	iShares Core MSCI EAFE ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P Small-Cap ETF	$10,001-$50,000
	iShares Global Tech ETF	$50,001-$100,000

1 Appointed to serve as an Interested Trustee effective December 31, 2013.
2 Appointed to serve as an Independent Trustee effective February 3, 2015. The funds held and dollar range of equity securities beneficially owned by Jane D. Carlin are as of December 31, 2014.
As of December 31, 2013, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
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Remuneration of Trustees.  Each current Independent Trustee is paid an annual retainer of $300,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board's policy on travel and other business expenses relating to attendance at meetings. For the period from January 1, 2013 through December 31, 2013, each current Independent Trustee was paid an annual retainer of $275,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards is paid an additional annual retainer of $50,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000. The Chair of each of the Nominating and Governance Committees, Equity Plus Committees, Fixed Income Plus Committees, Securities Lending Committees and 15(c) Committees is paid an additional annual retainer of $15,000. Each Independent Trustee that serves as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries). Additionally, any Independent Trustee who travels to the Republic of Mauritius to attend board meetings is paid an additional $12,000 (plus an additional $2,117 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from the Fund for the fiscal year ended August 31, 2014 and the aggregate compensation paid to them by the Exchange-Traded Fund Complex for the calendar year ended December 31, 2013.
Name of Trustee	iShares MSCI United Kingdom ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[5]	Estimated Annual Benefits Upon Retirement[5]	Total Compensation From the Fund and Fund Complex[6]
Independent Trustee:[1]

Robert H. Silver	$ 1,924	Not Applicable	Not Applicable	$ 325,000
George G.C. Parker[2]	1,628	Not Applicable	Not Applicable	275,000
John E. Kerrigan	1,717	Not Applicable	Not Applicable	315,882
Charles A. Hurty	1,865	Not Applicable	Not Applicable	315,000
Cecilia H. Herbert	1,806	Not Applicable	Not Applicable	305,000
John E. Martinez	1,717	Not Applicable	Not Applicable	290,000
Madhav V. Rajan	1,717	Not Applicable	Not Applicable	301,765

Interested Trustee:

Robert S. Kapito	$ 0	Not Applicable	Not Applicable	$ 0
Mark Wiedman[3]	0	Not Applicable	Not Applicable	0
Michael Latham[4]	0	Not Applicable	Not Applicable	0

[1]	Compensation is not shown for Jane D. Carlin because she was appointed to serve as an Independent Director of the Company effective February 3, 2015.
[2]	Served as an Independent Director through December 31, 2014.
[3]	Appointed to serve as an Interested Trustee effective December 31, 2013.
[4]	Served as an Interested Trustee through December 31, 2013.
[5]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[6]	Includes compensation for service on the Board of Trustees of iShares U.S. ETF Trust and the Boards of Directors of iShares, Inc. and iShares MSCI Russia Capped ETF, Inc.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of the Fund's outstanding shares as of November 28, 2014.
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Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of November 28, 2014, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Predecessor Fund were as follows:
Name and Address	Percentage of Ownership
State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	16.04%
Citibank, N.A. 3800 CitiBank Center Tampa Building A/Floor 2 Tampa, FL 33610	15.43%
Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	9.08%
Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	8.39%
JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	7.32%
Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	6.34%
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund's investment adviser. PNC is considered to be an affiliate of BlackRock, Inc. under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock and PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by the Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more
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or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the amount or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
In certain circumstances, BFA, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BFA or an Affiliate. BFA may (but is not required to) effect purchases and sales between BFA clients or clients of affiliates (“cross trades”), including the Fund, if BFA believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BFA’s decision to engage in these transactions for the Fund. BFA may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when the Fund participates in a cross trade, BFA will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.
BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of the Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.
In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the
36

activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.
The Fund may be included in investment models developed by BFA and its Affiliates for use by clients and financial advisors. The price, availability and liquidity of the Fund may be impacted by purchases and redemptions of the Fund by model-driven investment portfolios.
In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which clients of BlackRock or its Affiliates, or, to the extent permitted by the SEC and applicable law, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.
When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund's creditworthiness.
Lending on behalf of a Fund is done by BTC pursuant to SEC exemptive relief, enabling BTC to act as securities lending agent to, and receive a share of securities lending revenues from, a Fund. BFA may also receive compensation for managing the reinvestment of the cash collateral from securities lending. There is a potential conflict of interest in that BTC as a lending agent may have an incentive to increase the amount of securities on loan or to lend riskier assets in order to generate additional revenue for BTC and its affiliates. However, BTC’s SEC exemptive relief sets forth certain conditions designed to assist in mitigating such conflicts of interest.
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Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
BlackRock may select brokers (including, without limitation, Affiliates, to the extent authorized by applicable law) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or mark-ups/mark-downs, will generally be charged to clients and, like commissions and mark-ups/mark-downs, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting
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decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or its Affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates reserve the right, subject to compliance with applicable law, to sell or redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large sale or redemption of shares of the Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.
It is possible that the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. The Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of BlackRock, other clients of BlackRock or its Affiliates. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Affiliate have an investment.
BlackRock and Ace Limited (“ACE”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock will also have a less than ½ of 1% ownership interest in Re Co. BlackRock will manage the investment portfolio of Re Co, which will be held in a wholly-owned subsidiary. Re Co will participate as a reinsurer with reinsurance contracts underwritten by subsidiaries of ACE. An independent director of certain BlackRock-advised funds also serves as an independent director of ACE and has no interest or involvement in the Re Co transaction.
BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
Third parties, including service providers to BFA or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BFA, and may provide an incentive to BFA to retain such third parties to provide services to the Fund.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same
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securities or investments assigned by the Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus and this SAI, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Board. When determining an asset’s “fair value,” the BlackRock Valuation Committee (or BlackRock’s Pricing Group) seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction on the date on which the assets or liabilities are being valued and does not seek to determine the price that the Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock’s Pricing Group deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and BlackRock receiving additional revenue.
To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each code of ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.
BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting or
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distribution or advisory assignment or other services provided by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.
The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in certain regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Fund), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
To the extent permitted by applicable laws, BlackRock and its Affiliates may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock and its Affiliates may not serve as Authorized Participants in the creation and redemption of iShares exchange-traded funds, but may serve as authorized participants of third-party exchange-traded funds.
BlackRock may enter into contractual arrangements with third-party service providers to the Fund (e.g., custodians and administrators) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock. BlackRock will disclose any material benefits it receives as a result of such fee discounts or concessions to the Board.
Present and future activities of BlackRock and its Affiliates, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement,
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BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund corresponding to the Fund's allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI Australia ETF, iShares MSCI Austria Capped ETF, iShares MSCI Belgium Capped ETF, iShares MSCI Canada ETF, iShares MSCI EMU ETF, iShares MSCI France ETF, iShares MSCI Germany ETF, iShares MSCI Hong Kong ETF, iShares MSCI Ireland Capped ETF, iShares MSCI Italy Capped ETF, iShares MSCI Japan ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Mexico Capped ETF, iShares MSCI Netherlands ETF, iShares MSCI New Zealand Capped ETF, iShares MSCI Singapore ETF, iShares MSCI Spain Capped ETF, iShares MSCI Sweden ETF, iShares MSCI Switzerland Capped ETF and iShares MSCI United Kingdom ETF. Effective July 1, 2014, the aggregate management fee is calculated as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets over $48.0 billion, up to and including $72.0 billion, plus 0.36% per annum of the aggregate net assets in excess of $72.0 billion.
The following table sets forth the management fees paid by the Predecessor Fund to BFA for the fiscal years noted:
Management Fee for the Fiscal Year Ended August 31, 2014	Predecessor Fund Inception Date	Management Fees Paid for Fiscal Year Ended August 31, 2014	Management Fees Paid for Fiscal Year Ended August 31, 2013	Management Fees Paid for Fiscal Year Ended August 31, 2012
0.48%	03/12/96	$18,609,244	$8,452,794	$6,994,397
The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of August 31, 2014, the individuals named as Portfolio Managers in the Fund's Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
Matthew Goff
Types of Accounts	Number	Total Assets
Registered Investment Companies	257	$591,000,000,000
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Matthew Goff
Types of Accounts	Number	Total Assets
Other Pooled Investment Vehicles	0	N/A
Other Accounts	2	200,000,000
Accounts with Incentive-Based Fee Arrangements	0	N/A

Diane Hsiung
Types of Accounts	Number	Total Assets
Registered Investment Companies	257	$591,000,000,000
Other Pooled Investment Vehicles	21	7,750,000,000
Other Accounts	0	N/A
Accounts with Incentive-Based Fee Arrangements	0	N/A

Jennifer Hsui
Types of Accounts	Number	Total Assets
Registered Investment Companies	259	$591,000,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Accounts with Incentive-Based Fee Arrangements	0	N/A

Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	323	$656,000,000,000
Other Pooled Investment Vehicles	89	45,000,000,000
Other Accounts	12	1,500,000,000
Accounts with Incentive-Based Fee Arrangements	0	N/A
Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. By their nature, incentive-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the Portfolio Managers favoring those portfolios or accounts with incentive-based fee arrangements.
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The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of August 31, 2014:
Matthew Goff
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Diane Hsiung
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Jennifer Hsui
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Greg Savage
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
The discussion below describes the Portfolio Managers' compensation as of August 31, 2014.
Portfolio Manager Compensation Overview
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, Inc. and the individual's performance and contribution to the overall performance of these portfolios and BlackRock, Inc.
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Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.'s ability to sustain and improve its performance over future periods.
Long-Term Incentive Plan Awards — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.
Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Matthew Goff, Diane Hsiung, Jennifer Hsui and Greg Savage are each eligible to participate in these plans.
As of August 31, 2014, the Portfolio Managers did not beneficially own shares of the Fund.
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The codes of ethics are on public file with, and are available from, the SEC.
Anti-Money Laundering Requirements.  The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.  State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Iron Street, Boston, MA 02210. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for
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Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of the Predecessor Fund paid by BFA to State Street for the fiscal years noted:
Predecessor Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2014	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2013	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2012
03/12/96	$96,911	$43,663	$33,985
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), Depository Trust Company (“DTC”) participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
The Distributor served as the Predecessor Fund's distributor since April 1, 2012 and as distributor to the Fund since its inception. Prior to April 1, 2012, SEI Investments Distribution Co. (“SEI”), located at One Freedom Valley Drive, Oaks, PA 19456, served as the distributor to the Predecessor Fund. The following table sets forth the compensation paid by BFA to SEI for certain services, not primarily intended to result in the sale of Fund shares, provided to the Predecessor Fund during the fiscal years noted:
Predecessor Fund Inception Date	Distributor Compensation Paid During Fiscal Year Ended August 31, 2014[1]	Distributor Compensation Paid During Fiscal Year Ended August 31, 2013[1]	Distributor Compensation Paid From April 1, 2012 to August 31, 2012[1]	Distributor Compensation Paid From Sept. 1, 2011 to March 31, 2012[2]
03/12/96	$6,438	$7,721	$ 3,318	$6,270

[1]	BRIL served as the distributor to the Predecessor Fund effective April 1, 2012 and to the Fund since its inception. These fees reflect payments made to SEI, acting as an agent of the Distributor.
[2]	SEI served as the distributor to the Predecessor Fund through March 31, 2012.
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and
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not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund and other iShares funds, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Fund and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Fund and other iShares funds. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS and certain affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers and investment professionals and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a reduced commission rate or commission free, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS during the wind-down period.
Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Fund, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.
The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets.
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Determination of Net Asset Value
Valuation of Shares. The NAV for the Fund is generally calculated as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by the Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally the Exchange closing price, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Fund on a day on which the Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed Income Investments. In accordance with the Valuation Procedures, fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services, each of which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets to derive values. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a Fair Value Asset (as defined below). Over-the-counter (“OTC”) derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying exchange-traded funds will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their net asset value.
General Valuation Information. In determining the market value of portfolio investments, the Fund may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund’s books at their face value.
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Prices obtained from independent third-party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
Certain types of securities, including many fixed income securities, trade infrequently and there may be no current market transactions or recent representative bids for such securities. To the extent that prices for such securities are not reflective of current market transactions or recent representative bids, the Fund will value such securities in good faith in accordance with the Valuation Procedures.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Certain of the securities acquired by the Fund may be traded on foreign exchanges or OTC markets on days on which the Fund’s net asset value is not calculated. In such cases, the net asset value of the Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used in the Underlying Index, which, in turn, could result in a difference between a Fund’s performance and the performance of the Underlying Index.
Fair Value. When market quotations are not readily available or are believed in good faith by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its lack of trading, if BlackRock believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets for related or highly correlated assets (e.g., ADRs, GDRs or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
BlackRock, with input from the BlackRock Investment Strategy Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock Valuation Committee may accept, modify or reject any recommendations. In addition, the Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by the Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or BlackRock’s Pricing Group) will seek to determine the price that the Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that the Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if
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it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee (or BlackRock’s Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, the Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including the Fund. In return for such services, BFA may cause the Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for the Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer
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would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions.
From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
The Fund anticipates that brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates.
OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Fund and for other investment accounts managed by BFA and its affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services
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or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Fund may invest.
Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in the Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which BFA or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BFA or its affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by the Predecessor Fund for the fiscal years noted. Any differences in brokerage commissions paid by the Predecessor Fund from year to year are due to increases or decreases in the Predecessor Fund’s assets over those periods:
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Predecessor Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2014	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2013	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2012
03/12/96	$114,585	$32,912	$54,882
The Predecessor Fund did not pay any brokerage commissions to BlackRock, an affiliate of BFA, or a subsidiary of BTC, during the fiscal year ended August 31, 2014.
The following table sets forth the names of the Fund's “regular broker dealers,” as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Fund invests, together with the market value of each investment as of the Fund’s fiscal year ended August 31, 2014:
Issuer	Market Value of Investment
HSBC Holdings PLC	$299,043,748
The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Fund may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.
Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2013
10%	4%
Additional Information Concerning the Trust
Shares.  The Trust currently consists of more than 225 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, the fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act, or (2) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940
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Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in the fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of the fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.
Termination of the Trust or the Fund.  The Trust or the Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or the Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.
DTC as Securities Depository for Shares of the Fund.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice,
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statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of September 30, 2014:
Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
200,000	$3,890,000
In its discretion, BFA reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund's portfolio securities is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.
The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.
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BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.
The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.
The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC. The Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.
Cash Purchase Method.  Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a DTC Participant that has entered into an authorized participant agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such authorized participant agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an authorized participant agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an authorized participant agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next
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determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the authorized participant agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. The Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund's Cutoff Times as provided in the authorized participant agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Typically, Creation Units are issued on a “T+2 basis” (i.e., two Business Days after trade date). However, as discussed in the Regular Holidays section of this SAI, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to accommodate
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non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.
To the extent contemplated by an Authorized Participant's agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund's then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund's current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The authorized participant agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard creation transaction fees and maximum additional charge (as described above):
Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
$3,500	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
The Fund generally redeems Creation Units for Fund Securities. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.
BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below)
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on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units.
Cash Redemption Method.   Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard redemption transaction fees and maximum additional charge (as described above):
Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
$3,500	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the authorized participant agreement. Investors should be aware that their
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particular broker may not have executed an authorized participant agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an authorized participant agreement. At any time, only a limited number of broker-dealers will have an authorized participant agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund's transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Fund's transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day; (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the authorized participant agreement are properly followed. If the transfer agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by the Fund generally will be made within two Business Days (i.e., “T+2”). However, as discussed in the Regular Holidays section, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. The Regular Holidays section hereto identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Trust will make delivery of redemption proceeds within the number of days stated in the Regular Holidays section to be the maximum number of days necessary to deliver redemption proceeds.
If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
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Although the Trust does not ordinarily permit cash redemptions of Creation Units in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in the Regular Holidays section in which more than seven calendar days would be needed).
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The authorized participant agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.
Because the Portfolio Securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Regular Holidays.  For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.
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In calendar year 2015 (the only year for which holidays are known at the time of filing this SAI), the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):
2015
The United Kingdom
January 1	April 6	August 31
January 2	May 4	December 25
January 6	May 25	December 28
April 3	August 3
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualifications.  The Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.
The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. The Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of
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its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Excise Tax.  The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero or until their respective expiration dates, whichever occurs first. Capital loss carryforwards from taxable years beginning after 2010 are not subject to expiration, and short-term and long-term capital loss carryforwards from such taxable years may only be applied against net realized short-term and long-term capital gains, respectively.
In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
The Predecessor Fund had tax basis net capital loss carryforwards as of August 31, 2014, the tax year-end for the Predecessor Fund:
Non- Expiring[1]	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
$50,058,426	—	$261,754	$16,140,312	$23,559,917	$22,514,433	$112,534,842

1
Must be utilized prior to losses subject to expiration.
Taxation of U.S. Shareholders.   Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income
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tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below. Married couples filing jointly with income over approximately $450,000 and unmarried individuals with income over approximately $400,000, amounts adjusted annually for inflation, are subject to a 20% tax on any income in excess of those amounts that is long-term capital gain or qualified dividend income, and generally all other long-term capital gain is taxed at 15% (0% at certain income levels). In addition, the top marginal ordinary income tax rate is 39.6% for income in excess of the above thresholds.
If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the U.S. federal dividends received deduction for corporations, although such amounts are not expected to be significant for this Fund.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of the Fund’s post-October foreign currency and “passive foreign investment company” (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
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Sales of Shares.  Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option on substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.
Back-Up Withholding.  In certain cases, the Fund will be required to withhold at a 28% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
The Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its
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fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Qualified Dividend Income.  Distributions by the Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, which is eligible to be taxed at long-term capital gain rates to the extent the Fund receives qualified dividend income on the securities it holds and the Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States (where the dividends are paid with respect to such stock)). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom, and Venezuela. Substitute payments received by the Fund for securities lent out by the Fund will not be qualified dividend income.
A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income.
Corporate Dividends Received Deduction.  Dividends paid by the Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.
Excess Inclusion Income.  Under current law, the Fund serves to block unrelated business taxable income from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of
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the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as unrelated business taxable income for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has unrelated business taxable income (“UBTI”) for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
Non-U.S. Investments.  Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
The Fund may be subject to non-U.S. income taxes withheld at the source. The Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed. If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Regarding a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible under certain circumstances. Consult your financial intermediary or tax advisor.
Passive Foreign Investment Companies.  If the Fund purchases shares in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.
Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless
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revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.
The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.
Reporting.  If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.
Taxation of Non-U.S. Shareholders.  Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to back-up withholding at the appropriate rate.
For taxable years beginning before January 1, 2014, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
For taxable years beginning before January 1, 2014, distributions that the Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund on or before December 31, 2013 could be subject to the 35% withholding tax
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and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.
The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.
Legislation has been proposed to extend the above expiration dates, but no assurance can be provided that such legislation will be enacted.
A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
The Predecessor Fund’s audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The Predecessor Fund’s Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
The unaudited interim financial statements, including the schedule of investments and financial highlights for the Predecessor Fund for the six-month period ended February 28, 2014, are included in the Predecessor Fund’s Form N-CSRS (SEC File No. 0001193125-14-184312) as filed with the SEC on May 6, 2014 and are hereby also incorporated by reference. The unaudited interim financial statements reflect all adjustments, which in the opinion of BFA, are necessary to a fair statement of the results for the interim period ended February 28, 2014.
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.
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Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Regulation Under the Alternative Investment Fund Managers Directive.  The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the EU (“EU Operative Provisions”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD (“AIFMD Disclosure Provisions”) if such managers market a fund to EU investors.
Where the AIFMD Disclosure Provisions relate to EU Operative Provisions that do not apply to BFA, no meaningful disclosure can be made. These EU Operative Provisions include prescriptive rules on: measuring and capping leverage in line with known European standards; the treatment of investors; the use of “depositaries”; and coverage for professional liability risks.
AIFMD imposes certain conditions on the marketing of funds, such as the Fund, to EU investors. AIFMD requires that an ‘alternative investment fund manager’ (“AIFM”) be identified to meet such conditions where such marketing is sought. For these purposes BFA, as the legal entity responsible for performing the portfolio and risk management of the Fund, shall be the AIFM.
AIFMD requires disclosure on an ongoing basis of certain information relating to the use of special arrangements, leverage, rights of reuse of collateral, guarantees granted under leverage arrangements and the use of gates, side pockets and similar liquidity management tools. Given that the Fund does not use any special arrangements or allow for collateral reuse, it is not intended that such disclosures will need to be made by the Fund. The Fund will, however, to the extent relevant and appropriate, disclose in its annual report information on the Fund's leverage, risk profile and risk management systems employed by BFA. The Fund will also disclose material changes, if any, to the liquidity management systems and procedures employed in respect of the Fund.
BFA intends to market the Fund to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.
Investors’ Rights.  The Fund relies on the services of the investment adviser and other service providers, including the distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of the Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant authorized participant agreement. Investors may have certain legal rights under federal or state law against the Fund or its service providers. In the event that an investor considers that it may have a claim against the Fund, or against any service provider in connection with its investment in the Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the authorized participant agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
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IS-SAI-EWU-1115

iShares® Trust
Statement of Additional Information
Dated December 30, 2014
(as revised November 20, 2015)
This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following funds of iShares Trust (the “Trust”):
Fund	Ticker	Stock Exchange
iShares MSCI All Peru Capped ETF	EPU	NYSE Arca
iShares MSCI Denmark Capped ETF	EDEN	BATS
iShares MSCI Finland Capped ETF	EFNL	BATS
iShares MSCI Germany Small-Cap ETF	EWGS	BATS
iShares MSCI Indonesia ETF	EIDO	NYSE Arca
iShares MSCI Ireland Capped ETF	EIRL	NYSE Arca
iShares MSCI New Zealand Capped ETF	ENZL	NYSE Arca
iShares MSCI Norway Capped ETF	ENOR	BATS
iShares MSCI Philippines ETF	EPHE	NYSE Arca
iShares MSCI Poland Capped ETF	EPOL	NYSE Arca
iShares MSCI United Kingdom Small-Cap ETF	EWUS	BATS
The Prospectuses for the above-listed funds (each, a “Fund” and collectively, the “Funds”) are dated December 30, 2014, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the applicable Annual Report and Semi-Annual Report of the Trust for the Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Fund's Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust's distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. Each Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

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General Description of the Trust and its Funds
The Trust currently consists of more than 225 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
•	iShares MSCI All Peru Capped ETF
•	iShares MSCI Denmark Capped ETF
•	iShares MSCI Finland Capped ETF
•	iShares MSCI Germany Small-Cap ETF
•	iShares MSCI Indonesia ETF
•	iShares MSCI Ireland Capped ETF
•	iShares MSCI New Zealand Capped ETF
•	iShares MSCI Norway Capped ETF
•	iShares MSCI Philippines ETF
•	iShares MSCI Poland Capped ETF
•	iShares MSCI United Kingdom Small-Cap ETF
Each Fund is managed by BlackRock Fund Advisors (“BFA”), an indirect wholly-owned subsidiary of BlackRock, Inc., and generally seeks to track the investment results of the specific benchmark index identified in the applicable Prospectus for that Fund (each, an “Underlying Index”).
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are listed for trading on national securities exchanges such as BATS Exchange, Inc. (“BATS”) or NYSE Arca, Inc. (“NYSE Arca”) (each a “Listing Exchange”). Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally ranging from 50,000 to 100,000 shares or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees associated with creations or redemptions that include a cash portion may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.
In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the Funds.
Investment Strategies and Risks
Each Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
Although the Funds do not seek leveraged returns, certain instruments used by the Funds may have a leveraging effect as described below.
Borrowing.  Each Fund may borrow for temporary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions. Under normal market conditions, any borrowing by a Fund will not exceed 10% of the Fund’s net assets; however, each Fund generally does not intend to borrow money.
The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by a Fund may result in a Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing a Fund’s portfolio in accordance with a Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Currency Transactions.  The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds' assets that are denominated in a non-U.S. currency. A Fund may enter into non-U.S. currency forward and non-U.S. currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.
A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained.
Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of its Underlying Index and may lower the Fund’s return. Each Fund could experience losses if the value of its currency forwards, options or futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.
Diversification Status.  Each Fund is classified as “non-diversified.” A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their respective investment objectives.
Futures and Options.  Futures contracts and options may be used by a Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. Each Fund will not use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). BFA, with respect to certain funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that BFA, in respect of such funds, is not subject to registration or regulation as a commodity pool operator under the CEA. See the Regulation Regarding Derivatives section of this SAI for more information.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.
A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, each Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.
Illiquid Securities.  Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities may include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance. The liquidity of a security relates to the ability to readily dispose of the security and the price to be obtained upon disposition of the security, which may be lower than the price that would be obtained for a comparable, more liquid security. Illiquid securities may trade at a discount to comparable, more liquid securities and may impair a Fund’s ability to dispose of securities in a timely fashion at their expected price.
Lending Portfolio Securities.  Each Fund may lend portfolio securities to certain borrowers determined to be creditworthy by BFA, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
Each Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as lending agent. To the extent that a Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board” or the “Trustees”).
Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each

Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA; however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the securities lending agreement dated January 1, 2015:
(i) International equity funds retain 80% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Under the securities lending program, the Funds are categorized into specific asset classes. The determination of a Fund’s asset class category (fixed income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined under “Management—Trustees and Officers”) in a calendar year exceeds the aggregate securities lending income earned across the Exchange-Traded Fund Complex in calendar year 2013 (the “Hurdle Date”), each international equity fund, pursuant to the securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:
(i) 85% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with a Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Non-U.S. Securities.  Each Fund intends to purchase publicly-traded common stocks of non-U.S. issuers. To the extent a Fund invests in stocks of non-U.S. issuers, certain of the Fund's investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.
Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Options on Futures Contracts.  An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.
Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.
Regulation Regarding Derivatives.  The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments.
BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA with respect to the iShares MSCI All Peru Capped ETF, iShares MSCI Denmark Capped ETF, iShares MSCI Finland Capped ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Ireland Capped ETF, iShares MSCI New Zealand Capped ETF, iShares MSCI Norway Capped ETF, iShares MSCI Philippines ETF and iShares MSCI Poland Capped ETF. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Funds.
The iShares MSCI United Kingdom Small-Cap ETF (the “No-Action Letter Funds”) may also have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by BFA (which for purposes of the no-action letter referenced below may include certain securitized vehicles, mortgage real estate investment trusts and/or investment companies that may invest in CFTC Derivatives), and therefore may be viewed by the CFTC as commodity pools. BFA has no transparency into the holdings of these underlying funds because they are not advised by BFA. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to Rule 4.5 to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BFA, the adviser of the No-Action Letter Funds, has filed a claim with the CFTC for such Funds to rely on this no-action relief. Accordingly, BFA is not subject to registration or regulation as a “commodity pool operator” under the CEA in respect of such Funds.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of a Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.
Securities of Investment Companies.  Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, a Fund’s investment in registered investment companies is generally limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of a Fund’s total assets with respect to any one investment company; and (iii) 10% of a Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund intends from time to time to invest its assets in the securities of investment companies, including, but not limited to, money market funds, including those advised by or otherwise affiliated with BFA, in excess of the general limits discussed above. Other investment companies in which a Fund may invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).

Short-Term Instruments and Temporary Investments.  Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor's® Financial Services LLC, a subsidiary of McGraw Hill Financial, Inc. (“Standard & Poor's Ratings Services”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.
The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
Tracking Stocks.  A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Future Developments.  The Board may, in the future, authorize each Fund to invest in securities contracts and investments, other than those listed in this SAI and in the applicable Prospectuses, provided they are consistent with each Fund's investment objective and do not violate any of its investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in a Fund is contained in the applicable Prospectus.
An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.
Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the

United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. The less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.
Cyber Security Risk.  With the increased use of technologies such as the Internet to conduct business, each Fund, Authorized Participants (as defined in the Portfolio Holdings Information section of this SAI), service providers and relevant listing exchange is susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by each Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of a Fund’s adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with a Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of a Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by a Fund in order to resolve or prevent cyber incidents in the future. While each Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cyber security plans and systems put in place by service providers to each Fund, issuers in which each Fund invests, market makers or Authorized Participants. Each Fund and its shareholders could be negatively impacted as a result.
Dividend Risk.  There is no guarantee that issuers of the stocks held by a Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.
Operational Risk.  BFA and a Fund's other service providers may experience disruptions or operating errors that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund's in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.

Risk of Equity Securities.  An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of stock markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers that are inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.
Although most of the securities in each Underlying Index are listed on a national securities exchange, the principal trading market for some of the securities may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Risk of Futures and Options Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Futures contracts, by definition, project price levels in the future and not current levels of valuation; therefore, market circumstances may result in a discrepancy between the price of the stock index future and the movement in a Fund's Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.
Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Risk of Investing in Non-U.S. Equity Securities.  An investment in a Fund involves risks similar to those of investing in a portfolio of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in any of the Funds also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Funds; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.
Risk of Swap Agreements.  The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive).
Risk of Investing in Mid-Capitalization Companies.  Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, a Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for the Funds to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Risk of Investing in Small-Capitalization Companies.  Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore a Fund's share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. The stocks of small-capitalization companies may be thinly traded, making it difficult for the Funds to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also normally have less diverse product lines than those of large-capitalization companies and are more susceptible to adverse developments concerning their products.
Risk of Investing in Asia.   Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war; in the recent past, these tensions have escalated. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.

Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Australasia.  The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by a relevant Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the United States. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which a Fund has exposure.
Risk of Investing in Australia.  A Fund’s investment in Australian issuers may subject the Fund to loss in the event of adverse political, economic, regulatory and other developments that affect Australia, including fluctuations of Australian currency versus the U.S. dollar. Also, Australia is located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the Australian economy. The Australian economy is dependent on trading with certain key trading partners. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. In 2003, Australia and Singapore entered into the Singapore-Australia Free Trade Agreement (“SAFTA”). SAFTA is intended to further expand the economic relationship with Singapore, Australia’s largest trade and investment partner in Southeast Asia. Thus, economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australian economy.
Risk of Investing in Canada.  The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, the three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s dependency on the U.S. economy. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy. The Canadian economy is also dependent upon external trade with other key trading partners, specifically China and the United Kingdom. As a result, Canada is dependent on the economies of these other countries. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.
Risk of Investing in Central and South America.  The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.

The governments of certain countries in Central and South America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which the Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Central and South America. Some countries in Central and South America may be affected by public corruption and crime, including organized crime.
Certain countries in Central and South America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Central and South America in which the Fund invests may have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. The Fund may be adversely affected if it invests in such issuers.
Risk of Investing in Denmark.  Investments in Danish issuers subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Denmark. The Danish economy, along with certain other EU economies, experienced a significant economic slowdown during the recent financial crisis. Denmark’s industrialized market economy depends on imported raw materials and foreign trade. As a result, Denmark is dependent on trading relationships with certain key trading partners, including other EU countries and the United States. Denmark’s economy has also been characterized by slow growth and is facing demographic challenges that could lead to labor supply shortages in the near future.
Risk of Investing in Eastern Europe.  Investing in the securities of issuers located or operating in Eastern Europe is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled.
Many Eastern European countries continue to move toward market economies at different paces with different characteristics. Most Eastern European securities markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and Ukraine in 2014. Eastern European economies may also be particularly susceptible to changes in the international credit markets due to their reliance on bank related inflows of capital. The global economic crisis has restricted international credit supplies, and several Eastern European economies have faced significant credit and economic crises. Although some Eastern European economies are expanding again, major challenges are still present as a result of their continued dependence on the Western European zone for credit.
Risk of Investing in Emerging Markets.  Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lack of financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
A Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Risk of Investing in Europe.  Investing in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession among EU member countries may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country's debt and sellers of credit default swaps linked to that country's creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Risk of Investing in Finland.  Investment in Finnish issuers involves risks that are specific to Finland, including, legal, regulatory, political, currency, security and economic risks. The Finnish economy, along with certain other EU economies, experienced a significant economic slowdown during the recent financial crisis. Finland’s economy, among other things, depends on imported raw materials, energy and components for its manufactured products. As a result, Finland is dependent on trading relationships with certain key trading partners, including other EU countries, Russia, China and the United States. Metals, engineering and timber are Finland’s main industries, and major exports include electronics and machinery. Finland’s reliance on these sectors makes it vulnerable to economic downturns in, among other sectors, the technology and industrials sectors.
Risk of Investing in Germany.  Investment in German issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to Germany. During the most recent financial crisis, the German economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain financial institutions, including German financial services companies. During the recent European debt crisis, Germany played a key role in stabilizing the euro. However, such efforts may prove unsuccessful, and any ongoing crisis may continue to significantly affect the economies of every country in Europe, including Germany. The German economy is dependent to a significant extent on the economies of certain key trading partners, including the United States, France, Italy and other European countries. Reduction in spending on German products and services, or changes in any of the economies may have an adverse impact on the German economy. In addition, heavy regulation of labor and product markets in Germany may have an adverse effect on German issuers. Such regulations may negatively impact economic growth or cause prolonged periods of recession.
Risk of Investing in Hong Kong.  Investments in Hong Kong issuers may subject a Fund to legal, regulatory, political, currency, security, and economic risk specific to Hong Kong. China is Hong Kong’s largest trading partner, both in terms of exports and imports. Any changes in the Chinese economy, trade regulations or currency exchange rates may have an adverse impact on Hong Kong’s economy.

Political and Social Risk. Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the People's Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong's political, economic or social policies may result in an adverse effect on Hong Kong's economy.
Economic Risk. The economy of Hong Kong is closely tied to the economy of China. The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy, and China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates.
Risk of Investing in Indonesia.  Investment in securities of Indonesian issuers involves risks not typically associated with investments in securities of issuers in developed countries. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socioeconomic unrest.
The securities market of Indonesia is considered an emerging market characterized by a small number of listed companies, high price volatility and a relatively illiquid secondary trading market. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by a Fund. This will affect the rate at which a Fund is able to invest in Indonesia, the purchase and sale prices for such securities and the timing of purchases and sales.
Indonesia’s political institutions and democracy have a relatively short history, increasing the risk of political instability. In the recent past, Indonesia has faced political and militant unrest, and further unrest could present a risk to the local economy and securities markets. Indonesia has also experienced acts of terrorism, predominantly targeted at foreigners, which has had a negative impact on tourism and consequently has negatively impacted the economy of Indonesia. Corruption and the perceived lack of a rule of law in dealings with international companies may discourage foreign direct investment and could negatively impact the long-term growth of the economy of Indonesia. In addition, many economic development problems remain, including high unemployment, a fragile banking sector, endemic corruption, inadequate infrastructure, a poor investment climate, and unequal resource distribution among regions.
The Indonesian economy is dependent on a range of commodities including oil, natural gas and coal. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Any acts of terrorism or armed conflicts in Indonesia or internationally could have an adverse effect on the financial and commodities markets and the global economy.
The Indonesian government plays a significant role in Indonesia’s economy, including administering prices on several basic goods, including fuel, rice and electricity. The Indonesian government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Indonesia, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Indonesia.
The market for Indonesian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Southeastern Asia. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Indonesian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Indonesia. A crisis in neighboring emerging market countries also may increase investors’ perception of risk in Indonesia, which may adversely impact the market value of the securities issued by Indonesian companies, including securities in which a Fund may invest.
Risk of Investing in Ireland.  Investing in securities of companies domiciled in Ireland involves special considerations not typically associated with investing in the U.S. market. Such heightened risks include, among others, ongoing sectarian conflict, social instability as a result of religious, ethnic and/or socioeconomic unrest, potential armed conflict and/or threats of terrorism within the country, continued lack of unification as a country, and internal hostile relations, all which can adversely impact the Irish economy. Consumer indebtedness in Ireland has been high and increasing in recent years, leading to concern with respect to overall economic growth in Ireland.
Ireland relies heavily on exports to its key trading partners that include the other members of the EU and the United States. Reduction in spending by these economies on Irish products and services or negative changes in any of these economies may cause an adverse impact on the Irish economy. Any changes in the price or demand for Irish exports could adversely impact Ireland’s economy. Ireland’s economy may also be negatively affected if trade barriers, exchange controls, or other protectionist measures are imposed or negotiated by the countries with which they trade.
As a member of the EU, Ireland is heavily dependent on the other member states both economically and politically. The European Central Bank has control over each member country’s monetary policies, including inflation rates, deficit levels, interest rates, debt levels and fiscal and monetary controls. However, the Irish government has retained the authority to set tax and spending policies and public debt levels. Any event within the EU, including economic and political developments, can cause market disruptions, and can adversely affect the values of securities held by a Fund.
Risk of Investing in New Zealand.  Investment in the New Zealand market involves special considerations not typically associated with investing in the U.S. market. Although New Zealand encourages foreign investment, its Overseas Investment Office must give consent to certain foreign investments based on a national interest determination. A delay in obtaining such approval can delay investments in New Zealand and, as a result, a Fund may not be able to invest in certain securities while approval is pending. Furthermore, approval could be rejected or a Fund's investments may be affected by a limitation in the number of investors interested in a particular industry and/or issuer, and any one of these factors could cause a decline in the value of the Fund.
New Zealand’s economy historically has been based on a foundation of agricultural exports. Accordingly, natural disasters, particularly earthquakes which occur regularly in New Zealand, can have a significant adverse impact on the economy. New Zealand is heavily dependent upon international trade and, consequently, has been and may continue to be adversely affected by economic conditions in the countries with which it trades. Reduction in spending, particularly by key trading partners, on New Zealand products and services may cause an adverse impact on the New Zealand economy. New Zealand’s economy may be negatively affected if trade barriers, exchange controls, managed adjustments in relative currency values or other protectionist measures are imposed or negotiated by the countries with which it trades.
Risk of Investing in North America.  A decrease in imports or exports, changes in trade regulations and/or an economic recession in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which a Fund invests.
The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of NAFTA in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which has further affected Canada's and Mexico's dependency on the U.S. economy. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities, including securities held by a Fund.
The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
Risk of Investing in Norway.  Investment in Norwegian issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Norway. Norway is a major producer of oil and gas, and Norway’s economy is subject to the risk of fluctuations in oil and gas prices. The high value of the Norwegian krone as compared to other currencies could have a damaging effect on Norwegian exports and investments. The influx of oil and gas revenue has permitted Norway to expand its social welfare system. In recent years, labor costs in Norway have increased faster than those of its major trading partners, eroding industrial competitiveness.

Risk of Investing in Peru.  Investment in securities of Peruvian issuers involves risks not typically associated with investments in securities of issuers in developed countries. Such heightened risks include, among others, less publicly available financial and other information, political instability and social unrest. In addition, Peru faces economic development problems, including heavy regulation of labor which may stifle economic growth, significant unemployment in certain regions and widespread underemployment.
The securities market of Peru is considered an emerging market characterized by a small number of listed companies and a secondary trading market with small trading volumes and limited participants. These factors and others limit the supply of securities available for investment by a Fund. This may affect the rate at which a Fund is able to invest in Peru, the purchase and sale prices for such securities and the timing of purchases and sales.
The Peruvian economy is heavily dependent on commodities markets. Peru is a major world producer of silver, zinc, copper, tin, lead, and gold. Mineral exports generally account for the most significant portion of Peru's export revenue, and any changes in this sector could adversely impact the Peruvian economy. In addition, the agriculture and fisheries sectors account for a large portion of Peruvian exports, and any changes in these sectors or fluctuations in the commodities markets could have an adverse impact on the Peruvian economy.
The Peruvian economy is dependent on the economies of other Central and South American countries, Europe, China, and the United States as key trading partners. Reduction in spending on Peruvian products and services by any of these trading partners or a downturn in any of these economies could adversely affect the Peruvian economy. Any change in the price or demand for Peruvian exports could adversely impact Peru’s economy. Peru’s economy may also be negatively affected if trade barriers, exchange controls or other protectionist measures are imposed or negotiated by the countries with which it trades.
Risk of Investing in the Philippines.  Investment in securities of Philippine issuers involves risks not typically associated with investments in securities of issuers in developed countries. The Philippines has experienced a high level of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower the country’s sovereign debt rating and adversely impact investments in a Fund. Large, unprofitable public enterprises, especially in the energy sector, contribute to the government’s debt because of slow progress on privatization.
The Philippines’ democracy has a relatively short history, increasing the risk of political instability. The Philippines has in the past faced political and militant unrest, and further unrest could present a risk to the local economy and securities markets. The Philippines’ political history is marred with widespread fraud and violence. The Philippines has periodically experienced and is currently experiencing violence and terrorism, including international terrorist organizations. Any acts of terrorism or armed conflicts in the Philippines or internationally could have an adverse effect on the financial and commodities markets and the global economy. Furthermore, increased political and social unrest in any neighboring country could cause further economic and market uncertainty in the region.
The Philippines’ economy is heavily dependent on exports, particularly electronics and semiconductors. The Philippines’ reliance on these sectors makes it vulnerable to economic downturns during periods of slumps in the information technology sectors. In addition, many economic development problems remain, including high unemployment, inadequate infrastructure, endemic corruption, poverty, and intensifying global competition from neighboring countries.
The Philippine government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in the Philippines, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in the Philippines.
The market for Philippine securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Southeastern Asia. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Philippine economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in the Philippines. A crisis in neighboring emerging market countries also may increase investors’ perception of risk in the Philippines, which may adversely impact the market value of the securities issued by Philippine companies, including securities in which a Fund may invest.

Risk of Investing in Poland.  Investment in securities of Polish issuers involves risks not typically associated with investments in securities of issuers in developed countries. Such heightened risks include, among others, a relatively short history of democracy, expropriation and/or nationalization of assets, confiscatory taxation, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. In addition, Poland faces many economic development problems, including high unemployment, inadequate infrastructure, endemic corruption, poverty, and intensifying global competition from neighboring countries.
Securities laws in Poland are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, custody and title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law.
The securities market of Poland is considered an emerging market characterized by a small number of listed companies and a relatively illiquid secondary trading market, particularly for corporate bonds. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by a Fund. This will affect the rate at which a Fund is able to invest in Poland, the purchase and sale prices for such securities and the timing of purchases and sales.
The government in Poland may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Poland. Moreover, governmental approval or special licenses prior to investments by foreign investors may be required and may limit the amount of investments by foreign investors in a particular industry and/or issuer. A delay in obtaining a required government approval or license would delay investments in Poland, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of Poland may also withdraw or decline to renew a license that enables a Fund to invest in Poland. Any one of these factors could cause a decline in the value of a Fund.
The Polish government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Poland, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Poland.
The market for Polish securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Eastern Europe. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Polish economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Poland.
Risk of Investing in Singapore.  Investments in Singaporean issuers may subject a Fund to legal, regulatory, political, currency and economic risks specific to Singapore. Specifically, political and economic developments of its neighbors may have an adverse effect on Singapore’s economy. In addition, because its economy is export driven, Singapore relies heavily on its trading partners. China is a major purchaser of Singapore's exports and serves as a source of Singapore's imports. Singapore derives a significant portion of its foreign investments from China. Singapore also has substantial economic exposure to Malaysia and the United States. As a result, Singapore’s economy is susceptible to fluctuations in the world economy. A downturn in the economies of China, Malaysia or the United States, among other countries or regions, could adversely affect Singapore's economy. In addition, Singapore’s economy may be particularly vulnerable to external market changes due to its smaller size.
Risk of Investing in the United Kingdom.  Investment in United Kingdom issuers may subject a Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom economy relies heavily on export of financial services to the United States and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the United Kingdom economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against United Kingdom interests abroad may cause uncertainty in the United Kingdom financial markets and adversely affect the performance of the issuers to which a Fund has exposure. The United Kingdom economy, along with the United States and certain other European economies, experienced a significant economic slowdown during the recent financial crisis.

U.S. Economic Trading Partners Risk.  The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in, the country or countries in which a Fund invests. As a result, economic conditions of such countries may be particularly affected by changes in the U.S. economy. The U.S. economy has recently experienced very difficult conditions and volatility, as well as significant adverse trends. While government intervention and recent legislation has been enacted to improve the U.S. economy, the recovery has been fragile and modest. A decrease in U.S. imports, new trade and financial regulations, changes in the U.S. dollar exchange rate or an economic slowdown in the United States may have a material adverse effect on a country’s economic conditions and, as a result, securities to which a Fund has exposure.
Risk of Investing in the Capital Goods Industry Group.  The capital goods industry group may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. The capital goods industry group depends heavily on corporate spending. The capital goods industry group may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease due to weakening demand, worsening business cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods industry group. This industry group may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.
Risk of Investing in the Consumer Discretionary Sector.  Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, and other factors that a company cannot control. These companies may also lack resources and have limited business lines. The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries.
Companies in the energy sector may be adversely affected by terrorism, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest.
Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.
Risk of Investing in the Financials Sector.  Companies in the financials sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial companies. The global financial markets have experienced very difficult conditions and volatility as well as significant adverse trends. The conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. These conditions have also contributed to consolidation within the financial industry. In addition, the global financial industry has been materially and adversely affected by a significant decline in the value of mortgage-backed and asset-backed securities, and by the sovereign debt crisis. The prospects of many financial companies are questionable and continue to evolve as financial companies revise their outlooks and write down assets that they hold.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, ban on short sales, prices and currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their business.
The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets, as experienced in 2008 and 2009, can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.
Risk of Investing in the Healthcare Sector.  Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.
Patents have a limited duration and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, causing the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are especially susceptible to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, resulting in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Legislation introduced or considered by certain governments on any individual healthcare company or on the healthcare sector as a whole cannot be predicted. These laws and proposals span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. No one can predict what proposals will be enacted or what potentially adverse effect they may have on healthcare-related or biotechnology-related companies.
Additionally, the expansion of facilities by healthcare-related providers is subject to “determinations of need” by certain government authorities. This process not only increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Information Technology Sector.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel.

Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.
Risk of Investing in the Materials Sector.  Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, and mandated expenditures for safety and pollution control, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. These risks are heightened for companies in the materials sector located in foreign markets.
Risk of Investing in the Technology Sector.  Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Telecommunications Sector.  The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may experience distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Finally, while all companies may be susceptible to network security breaches, certain companies in the telecommunications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Utilities Sector.  The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable.
Proxy Voting Policies
All Funds (other than the iShares MSCI All Peru Capped ETF):
The Trust has adopted proxy voting policies for each Fund that incorporate and amplify the proxy voting guidelines of BFA, the investment adviser to each Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.
BFA votes (or refrains from voting) proxies for each Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by each Fund's economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:
•	Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
•	When a director has committed himself or herself to service on more than four public company boards (but no more than six public company boards in most circumstances), a Fund will consider such director’s individual circumstances in determining whether the director will be able to commit sufficient focus and time to a particular company;
•	Each Fund generally defers to an issuer’s choice of auditors so long as the corporate auditors represent the interests of shareholders and provide an independent view of the propriety of financial reporting decisions of management;
•	Each Fund generally favors disclosure of a company’s compensation and benefits policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a company’s board of directors;

•	Each Fund generally expects to support capital structure requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive;
•	Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
•	Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.
The iShares MSCI All Peru Capped ETF:
The Trust has adopted, as its proxy voting policies for the iShares MSCI All Peru Capped ETF, the proxy voting guidelines of Governance for Owners LLP (“Governance for Owners”). The Trust has delegated to Governance for Owners the responsibility for making voting determinations with respect to the portfolio securities held by the Fund, and the Fund (acting through its relevant service providers) votes proxies on the portfolio securities in accordance with those voting determinations. The remainder of this section discusses the Fund’s proxy voting guidelines and Governance for Owners’ role in implementing such guidelines.
Pursuant to a consulting services agreement with the Trust, Governance for Owners makes voting determinations for the Fund in a manner that Governance for Owners, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, the Fund may determine that it is in its best economic interests to refrain from exercising its proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, the Fund’s approach is also driven by shareholders’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Fund recalling loaned securities in order to ensure they are voted. Periodically, the Fund analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modifications of its proxy voting policies or procedures are necessary in light of any regulatory changes. Governance for Owners periodically reviews its proxy voting guidelines and will consider whether any modifications of the guidelines are necessary in light of any regulatory changes. Governance for Owners will normally make voting determinations on specific proxy issues in accordance with its proxy voting guidelines. Governance for Owners’ proxy voting guidelines provide guidance as to how to vote proxies on certain important or commonly raised issues. Governance for Owners makes voting determinations without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), Governance for Owners or Governance for Owners’ affiliates, BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, the Fund attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:
•	Governance for Owners normally makes voting determinations in favor of the re-election of directors, except where there are strong concerns that a lack of independent directors has resulted in decisions or outcomes that were detrimental to minority shareholders;
•	Governance for Owners would normally determine to withhold votes or vote against such resolutions generic matters (such as, “any other business”) depending on their overall assessment of the board and its past actions;
•	Governance for Owners would normally determine to vote in favor of amendments to corporate charter documents but would determine to withhold votes or vote against such proposals where the proposed changes weakened minority shareholder rights or were otherwise detrimental to the interests of minority shareholders; and

•	Governance for Owners assesses proposals related to significant acquisitions or divestments on a case-by-case bases, taking into account the merits of the proposed transaction and its likely benefit for all shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on the Fund’s proxy voting activity.
Information with respect to how BFA voted proxies relating to the Funds' portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below, and certain information may be provided to personnel of BFA and its affiliates who manage funds that invest a significant percentage of their assets in shares of the Fund for the purpose of facilitating risk management and hedging activities; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and market makers and other institutional market participants and entities that provide information or transactional services.
Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including market makers and Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market or evaluating such potential transactions. This information typically reflects each Fund’s anticipated holdings on the following business day.
Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of BFA, the Distributor and their affiliates, and the administrator, custodian and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder. In addition, each Fund discloses its fixed income and equity portfolio holdings daily at www.iShares.com. More information about this disclosure is available at www.iShares.com.
Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days of the end of the second and fourth fiscal quarters and within 60 days of the end of the first and third fiscal quarters and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.
The Trust's Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.
The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Indexes
Descriptions of the Underlying Indexes are provided below.
The MSCI Indexes
The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. The MSCI single country standard equity indexes have covered the world's developed markets since 1969 and in 1987 MSCI commenced coverage of emerging markets.
Local stock exchanges traditionally calculated their own indexes, which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, both developed and emerging.
MSCI's Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities.
•	MSCI Global Standard Indexes cover all investable large- and mid-cap securities by including approximately 85% of each market's free float-adjusted market capitalization.
•	MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes by including above and beyond the coverage of the MSCI Global Standard Indexes.
MSCI Global Investable Market Indexes
Selection Criteria. MSCI's index construction process involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; (iv) applying final size segment investability requirements; and (v) applying index continuity rules for the MSCI Global Standard Index.
Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI GIMI. Of these countries, as of June 2, 2014, 23 are classified as developed markets, 23 as emerging markets, and 24 as frontier markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. REITs in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country.
Determining the Market Investable Equity Universe for Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

Determining Market Capitalization Size Segments for Each Market. In each market, MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. The MSCI Global Standard Index is the aggregation of the Large Cap Index and Mid Cap Index. The MSCI GIMI is the aggregation of the MSCI Global Standard Index and MSCI Global Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:
•	Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index; and
•	Achieving consistent market coverage by ensuring that each market's size segment is represented in its proportional weight in the composite universe.
Applying Final Size Segment Investability Requirements. In order to enhance replicability of the indexes, additional size segment investability requirements are set for the MSCI GIMI and MSCI Global Standard Index. These investability requirements include minimum free float-adjusted market capitalization, minimum liquidity, minimum foreign limits and minimum length of trading.
Applying Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developed market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.
Weighting. All indexes of the MSCI GIMI are free float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price).
Regional Weights. Market capitalization weighting, combined with a consistent target of approximately 99% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except for developed Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indexes of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.
Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.
Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15%, the estimated free float is adjusted to the nearest 1%.
Price and Exchange Rates
Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.
Exchange Rates. Since July 2000, MSCI uses the WM/Reuters Closing Spot Rates taken at 4:00 p.m. London time. In case WM/Reuters does not provide rates for specific markets on given days (for example, Christmas Day and New Year's Day), the previous business day's rates are normally used. MSCI independently monitors the exchange rates on all its indexes. MSCI may under exceptional circumstances elect to use alternative sources of exchange rates if the WM/Reuters rates are not available, or if MSCI determines that the WM/Reuters rates are not reflective of market circumstances for a given currency on a particular day. In such circumstances, an announcement would be sent to clients with the related information. If appropriate, MSCI may conduct a consultation with the investment community to gather feedback on the most relevant exchange rate.
Changes to the Indexes. The MSCI GIMI is maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes; (ii) changes in number of shares; and (iii) changes in inclusion factors as a result of updated free float estimates.
Index maintenance can be described by three broad categories of changes:
•	Semi-Annual Index Reviews (“SAIRs”), conducted on a fixed semi-annual timetable that systematically reassess the various dimensions of the equity universe for all markets;
•	Quarterly Index Reviews (“QIRs”), aimed at promptly reflecting other significant market events; and
•	Ongoing event-related changes, such as mergers, acquisitions, spin-offs, bankruptcies, reorganizations and other similar corporate events, which generally are implemented in the indexes as they occur.
Potential changes in the status of countries (stand-alone, frontier, emerging and developed) follow their own implementation time tables.
MSCI conducts SAIRs generally as of the close of the last business day of May and November. During the SAIRs, MSCI updates the investable equity universe and reassesses size segmentation investability requirements. MSCI also conducts QIRs generally as of the close of the last business day of February and August. During the QIRs, MSCI reflects changes in the index that were not captured at the time of their actual occurrence, but are significant enough to be included before the next SAIR. The results of the SAIR and QIR are generally announced at least ten business days in advance of implementation.
MSCI 25/50 Indexes
Each of the MSCI 25/50 Indexes (the “25/50 Indexes”) is a sub-index of either an MSCI Global Standard Index or an MSCI GIMI. Their construction reflects the diversification requirements applicable to RICs pursuant to Subchapter M of the Internal Revenue Code. The 25/50 Indexes are free float-adjusted market capitalization-weighted indexes with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of index weight, and all issuers with a weight above 5% do not exceed 50% of the index weight. A software application called the Barra Optimizer is utilized to calculate the capped index weights through an optimization function which is aimed at minimizing index turnover, tracking error and extreme deviation from the uncapped index.
MSCI All Ireland Capped Index
Number of Components: approximately 24
Index Description. The MSCI All Ireland Capped Index is a free float-adjusted market capitalization-weighted index that aims to reflect the performance of securities that are listed in Ireland and classified in Ireland according to the MSCI Global Investable Market Indices methodology (“Investable Market Methodology”), as well as securities of companies that are headquartered or listed in Ireland, and have the majority of their operations based in Ireland, but are not classified in Ireland as per the Investable Market Methodology.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI All Peru Capped Index
Number of Components: approximately 24
Weighting. The MSCI All Peru Capped Index is a free float-adjusted market capitalization index, i.e., companies are included in the Underlying Index at weights determined according to the value of their free public float (free float multiplied by security price). Any single security with a free float-adjusted market capitalization weight greater than 22.5% will have its weight capped in the Underlying Index at 22.5%. All single securities with a weight greater than 4.5% will have their weights capped such that, in the aggregate, these securities do not have a weight greater than 45% of the Underlying Index.

Selection Criteria. The Underlying Index is an MSCI index designed to measure the performance of the “Broad Peru Equity Universe.” MSCI identifies the “Broad Peru Equity Universe” as those that are classified in Peru according to the MSCI GIMI Methodology (a methodology employed by MSCI to construct its GIMI, which classifies eligible securities according to their country of listing) as well as securities of companies that are headquartered in Peru and have the majority of their operations based in Peru. At initial construction, the Underlying Index will hold the top 25 Peruvian equity securities by free float-adjusted market cap. MSCI's index construction process involves: (i) defining the equity universe and (ii) determining security selection.
(i) Defining the Equity Universe. MSCI begins by identifying Peruvian equity securities. Peruvian equity securities are defined as securities classified in Peru according to the MSCI GIMI Methodology as well as securities from companies that are headquartered in Peru and have the majority of their operations based in Peru. All listed Peruvian equity securities, or listed Peruvian securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds (“ETFs”), equity derivatives, limited partnerships, and most investment trusts are eligible for inclusion in the Broad Peru Equity Universe.
(ii) Determining security selection. The securities of the Broad Peru Equity Universe are ranked by their decreasing free float-adjusted market capitalization. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. Only one security per issuer is considered. The top 25 securities are selected for inclusion in the initial Underlying Index according to the following rules:
1. If a company eligible for inclusion within the Underlying Index has more than one equity security outstanding, the security with the most liquidity, as defined by MSCI, will be included in the Underlying Index. If a company has two types of shares or more in the local market, the eligible security for inclusion is the one that has the most liquidity, as defined by MSCI to be measured by the Annualized Traded Value Ratio (ATVR).
2. If a company eligible for inclusion within the Underlying Index has a secondary listing in a foreign market or dual listing in addition to its local listing, the security with the most liquidity, as defined by MSCI, will be included in the Underlying Index.
3. If a company eligible for inclusion within the Underlying Index has an ADR or a GDR listing in a foreign market in addition to its local listing, the security with the most liquidity, as defined by MSCI, will be included in the Underlying Index.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Denmark Investable Market Index (IMI) 25/50
Number of Components: approximately 39
Index Description. The MSCI Denmark IMI 25/50 is a free float-adjusted market capitalization-weighted index designed to measure broad based equity market performance in Denmark and consists of stocks traded primarily on the Danish Stock Exchange. Free-float market capitalization is calculated by taking the security's price and multiplying it by the number of shares readily available in the market rather than the total number of shares outstanding.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Finland Investable Market Index (IMI) 25/50
Number of Components: approximately 39

Index Description. The MSCI Finland IMI 25/50 is a free float-adjusted market capitalization-weighted index designed to measure broad based equity market performance in Finland and consists of stocks traded primarily on the Finnish Stock Exchange. Free-float market capitalization is calculated by taking the security's price and multiplying it by the number of shares readily available in the market rather than the total number of shares outstanding.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Germany Small Cap Index
Number of Components: approximately 110
Index Description. The MSCI Germany Small Cap Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities of small capitalization companies whose market capitalization represents the bottom 14% of the companies in the German securities market. Free-float market capitalization is calculated by taking the security's price and multiplying it by the number of shares readily available in the market rather than the total number of shares outstanding.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Indonesia Investable Market Index (IMI)
Number of Components: approximately 101
Index Description. The MSCI Indonesia IMI is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities in the top 99% by market capitalization of equity securities listed on stock exchanges in Indonesia.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI New Zealand IMI 25/50
Number of Components: approximately 30
Index Description. The MSCI New Zealand IMI 25/50 is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities listed on stock exchanges in New Zealand.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.

MSCI Norway Investable Market Index (IMI) 25/50
Number of Components: approximately 59
Index Description. The MSCI Norway IMI 25/50 is a free float-adjusted market capitalization-weighted index designed to measure broad based equity market performance in Norway and consists of stocks traded primarily on the Norwegian Stock Exchange. Free-float market capitalization is calculated by taking the security's price and multiplying it by the number of shares readily available in the market rather than the total number of shares outstanding.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Philippines Investable Market Index (IMI)
Number of Components: approximately 41
Index Description. The MSCI Philippines IMI is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities in the top 99% by market capitalization of equity securities listed on stock exchanges in the Philippines.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Poland IMI 25/50
Number of Components: approximately 43
Index Description. The MSCI Poland IMI 25/50 is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities listed on stock exchanges in Poland.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI United Kingdom Small Cap Index
Number of Components: approximately 250
Index Description. The MSCI United Kingdom Small Cap Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities of small capitalization companies whose market capitalization represents the bottom 14% of the companies in the United Kingdom securities market. Free-float market capitalization is calculated by taking the security's price and multiplying it by the number of shares readily available in the market rather than the total number of shares outstanding.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
Additional Information. “MSCI,” MSCI All Ireland Capped Index, MSCI All Peru Capped Index, MSCI Denmark IMI 25/50, MSCI Finland IMI 25/50, MSCI Germany Small Cap Index, MSCI Indonesia IMI, MSCI New Zealand IMI 25/50, MSCI Norway IMI 25/50, MSCI Philippines IMI, MSCI Poland IMI 25/50 and MSCI United Kingdom Small Cap Index are servicemarks of MSCI Inc. and have been licensed for use by BFA or its affiliates. The Funds are neither sponsored, endorsed, sold nor promoted by MSCI Inc., and MSCI Inc. makes no representation regarding the advisability of investing in any of the Funds.
Investment Limitations
The Board has adopted as a non-fundamental policy the investment objective of each Fund. Therefore, each Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the following numbered investment restrictions, which cannot be changed without the approval of the holders of a majority of the applicable Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.
The iShares MSCI All Peru Capped ETF will not:
1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time.
4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
7.	The Fund will not acquire more than 24.9% of the outstanding securities of any portfolio issuer (determined at the time of acquisition).
8.	The Fund will abstain from voting the securities of a portfolio issuer on any matter, if the Fund's aggregate holdings of the securities of such portfolio issuer constitute in excess of 9.9% of the outstanding voting securities of such portfolio issuer at the time of the vote.
9.	The Fund will not make any investment for the purpose of exercising control or management of a portfolio issuer.
Each of the iShares MSCI Indonesia ETF, iShares MSCI Ireland Capped ETF and iShares MSCI Poland Capped ETF will not:

1.	Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that each Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.	Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
Each of the iShares MSCI Denmark Capped ETF, iShares MSCI Finland Capped ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI New Zealand Capped ETF, iShares MSCI Norway Capped ETF, iShares MSCI Philippines ETF and iShares MSCI United Kingdom Small-Cap ETF will not:
1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that each Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time.
4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund’s net assets to be invested in illiquid securities (calculated at the time of investment).
BFA monitors the liquidity of restricted securities in each Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:
•	The frequency of trades and quotes for the security;
•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
•	Dealer undertakings to make a market in the security; and
•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).
If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.
Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Underlying Index or in Depositary Receipts representing securities in the Underlying Index. Each Fund also has adopted a non-fundamental policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
Each Fund has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund’s net assets.
Each Fund may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 299 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds' Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).
Mark Wiedman[2] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).
John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).
Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).
Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Charles Park (48)	Chief Compliance Officer and Anti-Money Laundering Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC (since 2012) and BFA (since 2006); Chief Compliance Officer for BlackRock Asset Management International Inc. (since 2012).

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the iShares exchange traded funds (since 2015); Secretary of the BlackRock-advised mutual funds (since 2012).
Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock, Inc.’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock, Inc.'s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock, Inc.'s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, Inc., including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Mark Wiedman has been a Trustee of the Trust since 2013. Mr. Wiedman has served as a Director of iShares, Inc. since 2013 and a Trustee of iShares U.S. ETF Trust since 2013. Mr. Wiedman served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2013 to 2015. Mr. Wiedman is the Global Head and Managing Director of iShares. In addition, he is a member of BlackRock, Inc.'s Global Executive Committee and Global Operating Committee. Prior to assuming his current responsibilities in 2011, Mr. Wiedman was the head of Corporate Strategy for BlackRock, Inc. Mr. Wiedman joined BlackRock, Inc. in 2004 to help start the advisory business, which evolved into the Financial Markets Advisory Group in BlackRock Solutions. This group advises financial institutions and governments on managing their capital markets exposures and businesses. Prior to BlackRock, Inc., he served as senior advisor and chief of staff for the Under Secretary for Domestic Finance at the U.S. Department of the Treasury and also was a management consultant at McKinsey & Co., advising financial institutions in the United States, Europe, and Japan. He has taught as an adjunct associate professor of law at Fordham University in New York and Renmin University in Beijing. Mr. Wiedman serves on the board of PennyMac Financial Services, Inc., a publicly-traded U.S. mortgage banking and investment management firm started in 2008, with BlackRock, Inc. as a sponsor. Mr. Wiedman earned an AB degree, Phi Beta Kappa, magna cum laude, in social studies from Harvard College in 1992 and a JD degree from Yale Law School in 1996.
Robert H. Silver has been a Trustee of the Trust since 2007 and Chairman of the Trust's Board since 2012. Mr. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.'s Board since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chairman of iShares U.S. ETF Trust's Board since 2012. Mr. Silver served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (DTCC), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2012. Mr. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2012. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003-2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. Since 2012, Mr. Martinez has served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of the Trust since 2012. Ms. Herbert has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust since 2012. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert has served on three other mutual fund boards, currently serving as Trustee of the Forward Funds, since 2009, and previously as Trustee of the Pacific Select Funds from 2004 until 2005 and Trustee of the Montgomery Funds from 1992 until 2003. She was President of the Board of Catholic Charities CYO, the largest social services agency in the Bay Area, from 2007 until 2011 and member of that board from 1992 until 2013. She was past Chair from 1994 until 2005, and member since 1992, of the Investment Council of the Archdiocese of San Francisco. She currently serves as Trustee of WNET, New York’s public media station, since 2011. She worked from 1973-1990 at J.P. Morgan/Morgan Guaranty Trust, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Charles A. Hurty has been a Trustee of the Trust since 2005 and Chair of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006 and a Trustee and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. Mr. Hurty served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Fixed Income Plus Committee of the Trust since 2012. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of the Trust from 2010 until 2012. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Fixed Income Plus Committee of iShares, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Fixed Income Plus Committee of iShares U.S. ETF Trust since 2012 and Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce and Global Manager of Technology Specialists Sales. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the 15(c) Committee of the Trust since 2012. Mr. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2012. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.
Jane D. Carlin has been a Trustee of the Trust since 2015. Ms. Carlin has served as a Director of iShares, Inc. since 2015 and a Trustee of iShares U.S. ETF Trust since 2015. Ms. Carlin served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley Group. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as an Independent Director on the Board of PHH Corporation since 2012. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The

Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular meetings five times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
Committees of the Board of Trustees.  Each Independent Trustee serves on the Audit Committee. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended August 31, 2014.
The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Charles A. Hurty, Madhav V. Rajan and John E. Kerrigan, all of whom are Independent Trustees. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and (vi)

recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met five times during the fiscal year ended August 31, 2014.
The members of the 15(c) Committee are Madhav V. Rajan (Chair), Cecilia H. Herbert, Charles A. Hurty and John E. Martinez, all of whom are Independent Trustees. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met three times during the fiscal year ended August 31, 2014.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and John E. Kerrigan, all of whom are Independent Trustees. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the lending agent. The Securities Lending Committee met seven times during the fiscal year ended August 31, 2014.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and Madhav V. Rajan, all of whom are Independent Trustees. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended August 31, 2014.
The members of the Fixed Income Plus Committee are John E. Kerrigan (Chair), Jane D. Carlin and Charles A. Hurty, all of whom are Independent Trustees. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended August 31, 2014.
As the Chairman of the Board, Robert H. Silver may participate in each Committee's meetings.
The following table sets forth, as of December 31, 2013, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Mark Wiedman[1]	iShares Core MSCI EAFE ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	$50,001-$100,000

Robert H. Silver	iShares iBonds Sep 2015 AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares iBonds Sep 2016 AMT-Free Muni Bond ETF	Over $100,000
	iShares iBonds Sep 2017 AMT-Free Muni Bond ETF	Over $100,000
	iShares iBonds Sep 2018 AMT-Free Muni Bond ETF	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares J.P. Morgan USD Emerging Markets Bond ETF	$1-$10,000
	iShares MSCI ACWI ex U.S. ETF	$1-$10,000
	iShares MSCI BRIC ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Frontier 100 ETF	$50,001-$100,000
	iShares National AMT-Free Muni Bond ETF	Over $100,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares Russell 2000 Growth ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 ETF	Over $100,000
	iShares Russell Mid-Cap Growth ETF	$1-$10,000
	iShares Russell Mid-Cap Value ETF	$1-$10,000

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Broker-Dealers ETF	Over $100,000
	iShares U.S. Financial Services ETF	$50,001-$100,000
	iShares U.S. Preferred Stock ETF	Over $100,000
	iShares U.S. Regional Banks ETF	Over $100,000
	iShares U.S. Technology ETF	$50,001-$100,000

George G.C. Parker	iShares California AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core U.S. Aggregate Bond ETF	$10,001-$50,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares S&P 100 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000

John E. Martinez	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Emerging Markets Infrastructure ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares TIPS Bond ETF	Over $100,000

Cecilia H. Herbert	iShares China Large-Cap ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P Total U.S. Stock Market ETF	$10,001-$50,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National AMT-Free Muni Bond ETF	$10,001-$50,000

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares U.S. Preferred Stock ETF	$10,001-$50,000

Charles A. Hurty	iShares China Large-Cap ETF	$10,001-$50,000	Over $100,000
	iShares Core High Dividend ETF	$10,001-$50,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Global Energy ETF	$10,001-$50,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares North American Tech-Multimedia Networking ETF	$1-$10,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$1-$10,000
	iShares U.S. Technology ETF	$50,001-$100,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	Over $100,000

Madhav V. Rajan	iShares Core High Dividend ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000

Jane D. Carlin[2]	iShares Core MSCI EAFE ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P Small-Cap ETF	$10,001-$50,000
	iShares Global Tech ETF	$50,001-$100,000

1 Appointed to serve as an Interested Trustee effective December 31, 2013.
2 Appointed to serve as an Independent Trustee effective February 3, 2015. The funds held and dollar range of equity securities beneficially owned by Jane D. Carlin are as of December 31, 2014.
As of December 31, 2013, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

Remuneration of Trustees.  Each current Independent Trustee is paid an annual retainer of $300,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board's policy on travel and other business expenses relating to attendance at meetings. For the period from January 1, 2013 through December 31, 2013, each current Independent Trustee was paid an annual retainer of $275,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards is paid an additional annual retainer of $50,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000. The Chair of each of the Nominating and Governance Committees, Equity Plus Committees, Fixed Income Plus Committees, Securities Lending Committees and 15(c) Committees is paid an additional annual retainer of $15,000. Each Independent Trustee that serves as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries). Additionally, any Independent Trustee who travels to the Republic of Mauritius to attend board meetings is paid an additional $12,000 (plus an additional $2,117 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from each Fund for the fiscal year ended August 31, 2014 and the aggregate compensation paid to them by the Exchange-Traded Complex for the calendar year ended December 31, 2013.
Name of Trustee	iShares MSCI All Peru Capped ETF	iShares MSCI Denmark Capped ETF	iShares MSCI Finland Capped ETF	iShares MSCI Germany Small-Cap ETF
Independent Trustees:[1]

Robert H. Silver	$ 116	$28	$ 16	$ 17
George G.C. Parker[2]	98	23	14	14
John E. Martinez	103	25	15	15
Cecilia H. Herbert	108	26	15	16
Charles A. Hurty	112	27	16	16
John E. Kerrigan	103	25	15	15
Madhav V. Rajan	103	25	15	15

Interested Trustees:

Robert S. Kapito	$ 0	$ 0	$ 0	$ 0
Mark Wiedman[3]	0	0	0	0
Michael Latham[4]	0	0	0	0

Name of Trustee	iShares MSCI Indonesia ETF	iShares MSCI Ireland Capped ETF	iShares MSCI New Zealand Capped ETF	iShares MSCI Norway Capped ETF
Independent Trustees:[1]

Robert H. Silver	$262	$58	$ 72	$ 10
George G.C. Parker[2]	221	49	61	9
John E. Martinez	234	51	65	9
Cecilia H. Herbert	246	54	68	9
Charles A. Hurty	254	56	70	10
John E. Kerrigan	234	51	65	9
Madhav V. Rajan	234	51	65	9

Interested Trustees:

Robert S. Kapito	$ 0	$ 0	$ 0	$ 0

Name of Trustee	iShares MSCI Indonesia ETF	iShares MSCI Ireland Capped ETF	iShares MSCI New Zealand Capped ETF	iShares MSCI Norway Capped ETF
Mark Wiedman[3]	0	0	0	0
Michael Latham[4]	0	0	0	0

Name of Trustee	iShares MSCI Philippines ETF	iShares MSCI Poland Capped ETF	iShares MSCI United Kingdom Small-Cap ETF
Independent Trustees: [1]

Robert H. Silver	$ 163	$ 137	$ 15
George G.C. Parker[2]	138	116	13
John E. Martinez	145	123	13
Cecilia H. Herbert	153	129	14
Charles A. Hurty	158	133	14
John E. Kerrigan	145	123	13
Madhav V. Rajan	145	123	13

Interested Trustees:

Robert S. Kapito	$ 0	$ 0	$ 0
Mark Wiedman[3]	0	0	0
Michael Latham[4]	0	0	0

Name of Trustee	Pension or Retirement Benefits Accrued As Part of Trust Expenses[5]	Estimated Annual Benefits Upon Retirement[5]	Total Compensation From the Funds and Fund Complex[6]
Independent Trustees: [1]

Robert H. Silver	Not Applicable	Not Applicable	$ 325,000
George G.C. Parker[2]	Not Applicable	Not Applicable	275,000
John E. Martinez	Not Applicable	Not Applicable	290,000
Cecilia H. Herbert	Not Applicable	Not Applicable	305,000
Charles A. Hurty	Not Applicable	Not Applicable	315,000
John E. Kerrigan	Not Applicable	Not Applicable	315,882
Madhav V. Rajan	Not Applicable	Not Applicable	301,765

Interested Trustees:

Robert S. Kapito	Not Applicable	Not Applicable	$ 0
Mark Wiedman[3]	Not Applicable	Not Applicable	0
Michael Latham[4]	Not Applicable	Not Applicable	0

[1]	Compensation is not shown for Jane D. Carlin because she was appointed to serve as an Independent Trustee of the Trust effective February 3, 2015.
[2]	Served as an Independent Trustee through December 31, 2014.
[3]	Appointed to serve as an Interested Trustee effective December 31, 2013.
[4]	Served as an Interested Trustee through December 31, 2013.
[5]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[6]	Includes compensation for service on the Board of Trustees of iShares U.S. ETF Trust and the Boards of Directors of iShares, Inc. and iShares MSCI Russia Capped ETF, Inc.
Control Persons and Principal Holders of Securities.

The Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares as of November 28, 2014.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of November 28, 2014, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:
Fund	Name and Address	Percentage of Ownership
iShares MSCI All Peru Capped ETF	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	58.79%

iShares MSCI Denmark Capped ETF	Citibank, N.A. 3800 CitiBank Center Tampa Building A/Floor 2 Tampa, FL 33610	19.17%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	14.37%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	8.95%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	8.55%
	Morgan Stanley & Co. Harborside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	7.57%

iShares MSCI Finland Capped ETF	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	37.79%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	13.55%
	Morgan Stanley & Co. Harborside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	10.22%
	SG Americas Securities, LLC 480 Washington Boulevard Jersey City, NJ 07310	6.85%

Fund	Name and Address	Percentage of Ownership
iShares MSCI Germany Small-Cap ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	15.15%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	14.80%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.39%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	6.99%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	6.95%
	BMO Nesbitt Burns Inc. /CDS 250 Yonge Street 7th Floor Toronto, ON M5B 2M8	5.52%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.48%
	J.P. Morgan Clearing Corp One Metrotech Center North Brooklyn, NY 11201	5.10%

iShares MSCI Indonesia ETF	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	11.44%
	Northern Trust Company/ United Nations Joint Staff Pension Fund 50 South LaSalle Street Chicago, IL 60675	11.43%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	10.64%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	8.10%
	Morgan Stanley & Co. Harborside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	7.04%

Fund	Name and Address	Percentage of Ownership
	Citibank, N.A. 3800 CitiBank Center Tampa Building A/Floor 2 Tampa, FL 33610	5.85%

iShares MSCI Ireland Capped ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.03%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	9.21%
	Morgan Stanley & Co. Harborside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	7.52%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	6.59%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	6.31%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	5.66%

iShares MSCI New Zealand Capped ETF	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	36.61%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	9.09%
	Morgan Stanley & Co. Harborside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	7.73%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	5.91%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	5.86%

Fund	Name and Address	Percentage of Ownership
iShares MSCI Norway Capped ETF	Citibank, N.A. 3800 CitiBank Center Tampa Building A/Floor 2 Tampa, FL 33610	28.75%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	19.52%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.53%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	6.66%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	5.12%

iShares MSCI Philippines ETF	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	12.59%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	8.85%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	8.71%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	7.20%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.45%
	Mellon Trust of New England, National Association Three Mellon Bank Center Floor 1533700 Pittsburgh, PA 15259	5.64%
	Morgan Stanley & Co. Harborside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	5.03%

iShares MSCI Poland Capped ETF	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	14.92%

Fund	Name and Address	Percentage of Ownership
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	13.95%
	Bank of America, National Association 411 N. Akard Street 5th Floor Dallas, TX 75201	13.48%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	5.17%

iShares MSCI United Kingdom Small-Cap ETF	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	18.59%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	8.96%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	7.42%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	6.60%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	6.31%
	Knight Clearing Services LLC 545 Washington BLVD Jersey City, NJ 07310	5.93%
	J.P. Morgan Clearing Corp One Metrotech Center North Brooklyn, NY 11201	5.93%
	Morgan Stanley & Co. Harborside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	5.89%
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds' investment adviser. PNC is considered to be an affiliate of BlackRock, Inc. under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock and PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by a Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the amount or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
In certain circumstances, BFA, on behalf of a Fund, may seek to buy from or sell securities to another fund or account advised by BFA or an Affiliate. BFA may (but is not required to) effect purchases and sales between BFA clients or clients of affiliates (“cross trades”), including a Fund, if BFA believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BFA’s decision to engage in these transactions for a Fund. BFA may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when a Fund participates in a cross trade, BFA will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.
BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of a Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
A Fund may be included in investment models developed by BFA and its Affiliates for use by clients and financial advisors. The price, availability and liquidity of a Fund may be impacted by purchases and redemptions of a Fund by model-driven investment portfolios.
In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock or its Affiliates, or, to the extent permitted by the SEC and applicable law, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their respective shareholders will be required, and no fees or other compensation payable by the Funds or their respective shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund's creditworthiness.
Lending on behalf of a Fund is done by BTC pursuant to SEC exemptive relief, enabling BTC to act as securities lending agent to, and receive a share of securities lending revenues from, a Fund. BFA may also receive compensation for managing the reinvestment of the cash collateral from securities lending. There is a potential conflict of interest in that BTC as a lending agent may have an incentive to increase the amount of securities on loan or to lend riskier assets in order to generate additional revenue for BTC and its affiliates. However, BTC’s SEC exemptive relief sets forth certain conditions designed to assist in mitigating such conflicts of interest.
Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
BlackRock may select brokers (including, without limitation, Affiliates, to the extent authorized by applicable law) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or mark-ups/mark-downs, will generally be charged to clients and, like commissions and mark-ups/mark-downs, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or its Affiliates may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates reserve the right, subject to compliance with applicable law, to sell or redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.
It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of BlackRock, other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Affiliate have an investment.
BlackRock and Ace Limited (“ACE”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock will also have a less than ½ of 1% ownership interest in Re Co. BlackRock will manage the investment portfolio of Re Co, which will be held in a wholly-owned subsidiary. Re Co will participate as a reinsurer with reinsurance contracts underwritten by subsidiaries of ACE. An independent director of certain BlackRock-advised funds also serves as an independent director of ACE and has no interest or involvement in the Re Co transaction.
BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their respective shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
Third parties, including service providers to BFA or a Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BFA, and may provide an incentive to BFA to retain such third parties to provide services to a Fund.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of each Fund’s Prospectus and this SAI, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Board. When determining an asset’s “fair value,” the BlackRock Valuation Committee (or BlackRock’s Pricing Group) seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction on the date on which the assets or liabilities are being valued and does not seek to determine the price that the Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock’s Pricing Group deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and BlackRock receiving additional revenue.
To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each code of ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.
BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting or distribution or advisory assignment or other services provided by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.
The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage a Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
To the extent permitted by applicable laws, BlackRock and its Affiliates may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock and its Affiliates may not serve as Authorized Participants in the creation and redemption of iShares exchange-traded funds, but may serve as authorized participants of third-party exchange-traded funds.
BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians and administrators) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock. BlackRock will disclose any material benefits it receives as a result of such fee discounts or concessions to the Board.
Present and future activities of BlackRock and its Affiliates, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to a Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Funds will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.
For its investment advisory services to certain of the Funds included in this SAI, BFA is entitled to receive a management fee from each such Fund corresponding to the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI Australia ETF, iShares MSCI Austria Capped ETF, iShares MSCI Belgium Capped ETF, iShares MSCI Canada ETF, iShares MSCI Eurozone ETF, iShares MSCI France ETF, iShares MSCI Germany ETF, iShares MSCI Hong Kong ETF, iShares MSCI Ireland Capped ETF, iShares MSCI Italy Capped ETF, iShares MSCI Japan ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Mexico Capped ETF, iShares MSCI Netherlands ETF, iShares MSCI New Zealand Capped ETF, iShares MSCI Singapore ETF, iShares MSCI Spain Capped ETF, iShares MSCI Sweden ETF, iShares MSCI Switzerland Capped ETF and iShares MSCI United Kingdom ETF. Effective July 1, 2014, the aggregate management fee is calculated as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets over $48.0 billion, up to and including $72.0 billion, plus 0.36% per annum of the aggregate net assets in excess of $72.0 billion.
For its investment advisory services to certain of the Funds included in this SAI, BFA is entitled to receive a management fee from such Funds corresponding to each of the Fund's allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI All Peru Capped ETF, iShares MSCI Brazil Capped ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI Chile Capped ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Israel Capped ETF, iShares MSCI Philippines ETF, iShares MSCI Poland Capped ETF, iShares MSCI Qatar Capped ETF, iShares MSCI Russia Capped ETF, iShares MSCI South Africa ETF, iShares MSCI South Korea Capped ETF, iShares MSCI Taiwan ETF, iShares MSCI Thailand Capped ETF, iShares MSCI Turkey ETF and iShares MSCI UAE Capped ETF. The aggregate management fee is calculated as follows: 0.74% per annum of aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets over $16.0 billion, up to and including $32.0 billion, plus 0.45% per annum of the aggregate net assets in excess of $32.0 billion.
For its investment advisory services to each Fund, BFA received a management fee at the annual rates (as a percentage of such Fund's average net assets) set forth below for the fiscal year ended August 31, 2014.
The following table sets forth the management fees paid by each Fund to BFA for the fiscal years noted:
Fund	Management Fee for Fiscal Year Ended August 31, 2014	Fund Inception Date	Management Fees Paid for Fiscal Year Ended August 31, 2014	Management Fees Paid for Fiscal Year Ended August 31, 2013	Management Fees Paid for Fiscal Year Ended August 31, 2012
iShares MSCI All Peru Capped ETF[1]	0.62%	06/19/09	$ 1,694,781	$ 2,315,561	$2,662,547
iShares MSCI Denmark Capped ETF	0.53%	01/25/12	176,583	20,537	10,330
iShares MSCI Finland Capped ETF	0.53%	01/25/12	136,055	19,746	7,629
iShares MSCI Germany Small-Cap ETF	0.59%	01/25/12	197,994	47,212	9,438
iShares MSCI Indonesia ETF	0.62%	05/05/10	2,653,285	2,712,302	1,750,432
iShares MSCI Ireland Capped ETF	0.48%	05/05/10	678,383	212,765	36,941
iShares MSCI New Zealand Capped ETF	0.48%	09/01/10	757,851	815,826	582,769
iShares MSCI Norway Capped ETF	0.53%	01/23/12	80,975	53,497	13,588
iShares MSCI Philippines ETF	0.62%	09/28/10	1,907,905	1,789,844	649,671
iShares MSCI Poland Capped ETF	0.62%	05/25/10	1,924,440	1,069,416	747,579
iShares MSCI United Kingdom Small-Cap ETF	0.59%	01/25/12	182,885	22,618	9,562

[1]	For the fiscal years ended August 31, 2012, August 31, 2013 and August 31, 2014, BFA waived $436,745, $367,181 and $298,909, respectively, of its management fees. As of September 12, 2014, the voluntary waiver is no longer in effect.
The investment advisory agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of August 31, 2014, the individuals named as Portfolio Managers in the Funds' Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
Matthew Goff
Types of Accounts	Number	Total Assets
Registered Investment Companies	243	$593,000,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	2	200,000,000
Accounts with Incentive-Based Fee Arrangements	0	N/A

Diane Hsiung
Types of Accounts	Number	Total Assets
Registered Investment Companies	243	$593,000,000,000
Other Pooled Investment Vehicles	21	7,750,000,000
Other Accounts	0	N/A

Diane Hsiung
Types of Accounts	Number	Total Assets
Accounts with Incentive-Based Fee Arrangements	0	N/A

Jennifer Hsui
Types of Accounts	Number	Total Assets
Registered Investment Companies	245	$593,000,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Accounts with Incentive-Based Fee Arrangements	0	N/A

Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	309	$658,000,000,000
Other Pooled Investment Vehicles	89	45,000,000,000
Other Accounts	12	1,500,000,000
Accounts with Incentive-Based Fee Arrangements	0	N/A
Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time each Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. By their nature, incentive-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the Portfolio Managers favoring those portfolios or accounts with incentive-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of August 31, 2014:
Matthew Goff
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A

Matthew Goff
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Diane Hsiung
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Jennifer Hsui
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Greg Savage
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
The discussion below describes the Portfolio Managers' compensation as of August 31, 2014.
Portfolio Manager Compensation Overview
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, Inc. and the individual's performance and contribution to the overall performance of these portfolios and BlackRock, Inc.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.'s ability to sustain and improve its performance over future periods.

Long-Term Incentive Plan Awards — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.
Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Matthew Goff, Diane Hsiung, Jennifer Hsui and Greg Savage are each eligible to participate in these plans.
As of August 31, 2014, the Portfolio Managers did not beneficially own shares of the Funds.
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The codes of ethics are on public file with, and are available from, the SEC.
Anti-Money Laundering Requirements.  The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.  State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Iron Street, Boston, MA 02210. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to State Street for the fiscal years noted:

Fund	Fund Inception Date	Administration, Custodian & Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2014	Administration, Custodian & Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2013	Administration, Custodian & Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2012
iShares MSCI All Peru Capped ETF	06/19/09	$ 334,334	$ 414,108	$490,400
iShares MSCI Denmark Capped ETF	01/25/12	21,272	5,835	4,651
iShares MSCI Finland Capped ETF	01/25/12	25,582	7,551	9,442
iShares MSCI Germany Small-Cap ETF	01/25/12	15,616	10,215	4,106
iShares MSCI Indonesia ETF	05/05/10	186,206	155,576	175,303
iShares MSCI Ireland Capped ETF	05/05/10	11,748	8,306	8,284
iShares MSCI New Zealand Capped ETF	09/01/10	38,117	24,148	19,969
iShares MSCI Norway Capped ETF	01/23/12	13,906	8,536	3,795
iShares MSCI Philippines ETF	09/28/10	101,888	88,389	50,458
iShares MSCI Poland Capped ETF	05/25/10	156,983	94,447	85,063
iShares MSCI United Kingdom Small-Cap ETF	01/25/12	12,730	4,141	4,273
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
The Distributor has served as the Funds' distributor since April 1, 2012. Prior to that date, SEI Investments Distribution Co. (“SEI”), located at One Freedom Valley Drive, Oaks, PA 19456, served as the distributor to the Funds. The following table sets forth the compensation paid by BFA to SEI for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:
Fund	Fund Inception Date	Distributor Compensation Paid During Fiscal Year Ended August 31, 2014[1]	Distributor Compensation Paid During Fiscal Year Ended August 31, 2013[1]	Distributor Compensation Paid From April 1, 2012 to August 31, 2012[1]	Distributor Compensation Paid From September 1, 2011 to March 31, 2012[2]
iShares MSCI All Peru Capped ETF	06/19/09	$6,438	$7,721	$3,318	$6,270
iShares MSCI Denmark Capped ETF	01/25/12	6,438	7,721	3,318	2,621
iShares MSCI Finland Capped ETF	01/25/12	6,438	7,721	3,318	2,621
iShares MSCI Germany Small-Cap ETF	01/25/12	6,438	7,721	3,318	2,621
iShares MSCI Indonesia ETF	05/05/10	6,438	7,721	3,318	6,270

Fund	Fund Inception Date	Distributor Compensation Paid During Fiscal Year Ended August 31, 2014[1]	Distributor Compensation Paid During Fiscal Year Ended August 31, 2013[1]	Distributor Compensation Paid From April 1, 2012 to August 31, 2012[1]	Distributor Compensation Paid From September 1, 2011 to March 31, 2012[2]
iShares MSCI Ireland Capped ETF	05/05/10	6,438	7,721	3,318	6,270
iShares MSCI New Zealand Capped ETF	09/01/10	6,438	7,721	3,318	6,270
iShares MSCI Norway Capped ETF	01/23/12	6,438	7,721	3,318	2,621
iShares MSCI Philippines ETF	09/28/10	6,438	7,721	3,318	6,270
iShares MSCI Poland Capped ETF	05/25/10	6,438	7,721	3,318	6,270
iShares MSCI United Kingdom Small-Cap ETF	01/25/12	6,438	7,721	3,318	2,621

[1]	BRIL serves as the distributor to the Funds effective April 1, 2012. These fees reflect payments made to SEI, acting as an agent of the Distributor.
[2]	SEI served as the distributor to the Funds through March 31, 2012.
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other iShares funds, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds or other iShares funds. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Funds and other iShares funds. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other iShares funds over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS and certain affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers and investment professionals and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a reduced commission rate or commission free, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS during the wind-down period.
Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example,

BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.
The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of a Fund to enhance the liquidity and quality of the secondary market of securities of a Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of a Fund and will not be paid from any Fund assets.
Determination of Net Asset Value
Valuation of Shares. The NAV for each Fund is generally calculated as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by a Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally the Exchange closing price, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which a Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which a Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed Income Investments. In accordance with the Valuation Procedures, fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services, each of which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets to derive values. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which a Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a Fair Value Asset (as defined below). Over-the-counter (“OTC”) derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying exchange-traded funds will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their net asset value.
General Valuation Information. In determining the market value of portfolio investments, a Fund may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on a Fund’s books at their face value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value a Fund’s securities and other assets and liabilities are based on information available at the time a Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which a Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
Certain types of securities, including many fixed income securities, trade infrequently and there may be no current market transactions or recent representative bids for such securities. To the extent that prices for such securities are not reflective of current market transactions or recent representative bids, a Fund will value such securities in good faith in accordance with the Valuation Procedures.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Certain of the securities acquired by a Fund may be traded on foreign exchanges or OTC markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of a Fund.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used in the Underlying Index, which, in turn, could result in a difference between a Fund’s performance and the performance of the Underlying Index.
Fair Value. When market quotations are not readily available or are believed in good faith by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its lack of trading, if BlackRock believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by a Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets for related or highly correlated assets (e.g., ADRs, GDRs or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
BlackRock, with input from the BlackRock Investment Strategy Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock Valuation Committee may accept, modify or reject any recommendations. In addition, a Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by a Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or BlackRock’s Pricing Group) will seek to determine the price that a Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that a Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee (or BlackRock’s Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including a Fund. In return for such services, BFA may cause a Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for a Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions.
From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
The Funds anticipate that brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Funds in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates.
OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

Investment decisions for the Funds and for other investment accounts managed by BFA and its affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Funds may invest.
Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in a Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which BFA or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by BFA or its affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund’s assets over those periods:
Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2014	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2013	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2012
iShares MSCI All Peru Capped ETF	06/19/09	$39,658	$ 49,413	$83,734
iShares MSCI Denmark Capped ETF	01/25/12	2,904	50	128
iShares MSCI Finland Capped ETF	01/25/12	969	91	121
iShares MSCI Germany Small-Cap ETF	01/25/12	601	408	185
iShares MSCI Indonesia ETF	05/05/10	29,651	60,231	44,994
iShares MSCI Ireland Capped ETF	05/05/10	91,276	1,268	264
iShares MSCI New Zealand Capped ETF	09/01/10	5,733	12,209	7,409
iShares MSCI Norway Capped ETF	01/23/12	427	296	164
iShares MSCI Philippines ETF	09/28/10	42,462	566,569	27,344
iShares MSCI Poland Capped ETF	05/25/10	34,719	81,171	42,717
iShares MSCI United Kingdom Small-Cap ETF	01/25/12	2,853	152	183
None of the Funds paid any brokerage commissions to BlackRock, an affiliate of BFA, or a subsidiary of BTC, during the fiscal year ended August 31, 2014.
The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Funds may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.
The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:
Fund	Fiscal Year ended August 31, 2014	Fiscal Year ended August 31, 2013
iShares MSCI All Peru Capped ETF	13%	11%
iShares MSCI Denmark Capped ETF	9%	12%
iShares MSCI Finland Capped ETF	14%	12%
iShares MSCI Germany Small-Cap ETF	15%	19%
iShares MSCI Indonesia ETF	8%	15%
iShares MSCI Ireland Capped ETF	31%	29%
iShares MSCI New Zealand Capped ETF	20%	26%
iShares MSCI Norway Capped ETF	12%	10%

Fund	Fiscal Year ended August 31, 2014	Fiscal Year ended August 31, 2013
iShares MSCI Philippines ETF	24%	23%
iShares MSCI Poland Capped ETF	10%	21%
iShares MSCI United Kingdom Small-Cap ETF	13%	19%
Additional Information Concerning the Trust
Shares.  The Trust currently consists of more than 225 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act, or (2) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.
Termination of the Trust or a Fund.  The Trust or a Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Funds.  Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the applicable Listing Exchange closes earlier than normal, the Funds may require orders to be placed earlier in the day. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the value of such Creation Unit as of September 30, 2014:

Fund	Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
iShares MSCI All Peru Capped ETF	50,000	$ 1,724,500
iShares MSCI Denmark Capped ETF	50,000	2,464,500
iShares MSCI Finland Capped ETF	50,000	1,653,000
iShares MSCI Germany Small-Cap ETF	50,000	1,847,500
iShares MSCI Indonesia ETF	50,000	1,368,000
iShares MSCI Ireland Capped ETF	50,000	1,721,000
iShares MSCI New Zealand Capped ETF	50,000	1,925,000
iShares MSCI Norway Capped ETF	100,000	3,016,000
iShares MSCI Philippines ETF	50,000	1,925,500
iShares MSCI Poland Capped ETF	50,000	1,425,000
iShares MSCI United Kingdom Small-Cap ETF	50,000	1,921,000
In its discretion, BFA reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (i.e., the Deposit Securities) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which when combined with the Fund's portfolio securities, is intended to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.
The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing a Creation Unit.
BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for each Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.
The Funds reserve the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC. The Funds also reserve the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.

Cash Purchase Method.  Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a DTC Participant that has entered into an authorized participant agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such authorized participant agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an authorized participant agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an authorized participant agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the authorized participant agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. Each Fund's deadline specified above for the submission of purchase orders is referred to as that Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with a Fund's Cutoff Times as provided in the authorized participant agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once a Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Typically, Creation Units are issued on a “T+3 basis” (i.e., three Business Days after trade date). For the iShares MSCI Denmark Capped ETF, iShares MSCI Finland Capped ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Ireland Capped ETF, iShares MSCI Norway Capped ETF, iShares MSCI Poland Capped ETF and iShares MSCI United Kingdom Small-Cap ETF, Creation Units typically are issued on a “T+2 basis” (i.e., two Business Days after trade date). However, as discussed in the Regular Holidays section of this SAI, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 or T+3, as applicable, in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.
To the extent contemplated by an Authorized Participant's agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Funds' then-effective procedures. The only collateral that is acceptable to the Funds is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Funds' current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The authorized participant agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard creation transaction fees and maximum additional charge (as described above):
Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
iShares MSCI All Peru Capped ETF	$ 1,500	3.0%
iShares MSCI Denmark Capped ETF	1,200	3.0%
iShares MSCI Finland Capped ETF	1,000	3.0%
iShares MSCI Germany Small-Cap ETF	1,600	3.0%
iShares MSCI Indonesia ETF	1,700	3.0%
iShares MSCI Ireland Capped ETF	900	3.0%
iShares MSCI New Zealand Capped ETF	600	3.0%
iShares MSCI Norway Capped ETF	1,300	3.0%
iShares MSCI Philippines ETF	1,000	3.0%
iShares MSCI Poland Capped ETF	600	3.0%
iShares MSCI United Kingdom Small-Cap ETF	2,200	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
Each Fund generally redeems Creation Units for Fund Securities. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.
BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units.
Cash Redemption Method.   Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard redemption transaction fees and maximum additional charge (as described above):
Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares MSCI All Peru Capped ETF	$ 1,500	2.0%
iShares MSCI Denmark Capped ETF	1,200	2.0%
iShares MSCI Finland Capped ETF	1,000	2.0%
iShares MSCI Germany Small-Cap ETF	1,600	2.0%
iShares MSCI Indonesia ETF	1,700	2.0%
iShares MSCI Ireland Capped ETF	900	2.0%
iShares MSCI New Zealand Capped ETF	600	2.0%
iShares MSCI Norway Capped ETF	1,300	2.0%
iShares MSCI Philippines ETF	1,000	2.0%
iShares MSCI Poland Capped ETF	600	2.0%
iShares MSCI United Kingdom Small-Cap ETF	2,200	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the authorized participant agreement. Investors should be aware that their particular broker may not have executed an authorized participant agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an authorized participant agreement. At any time, only a limited number of broker-dealers will have an authorized participant agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds' transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Funds' transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the authorized participant agreement are properly followed. If the transfer agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by each Fund generally will be made within three Business Days (i.e., “T+3”). For the iShares MSCI Denmark Capped ETF, iShares MSCI Finland Capped ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Ireland Capped ETF, iShares MSCI Norway Capped ETF, iShares MSCI Poland Capped ETF and iShares MSCI United Kingdom Small-Cap ETF, deliveries of redemption proceeds generally will be made within two Business Days (i.e., “T+2”). However, as discussed in the Regular Holidays section, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. The Regular Holidays section hereto identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Trust will make delivery of redemption proceeds within the number of days stated in the Regular Holidays section to be the maximum number of days necessary to deliver redemption proceeds.
If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, a Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
Although the Trust does not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in the Regular Holidays section in which more than seven calendar days would be needed).
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The authorized participant agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.
Because the portfolio securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Regular Holidays.  For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.
In calendar year 2015 (the only year for which holidays are known at the time of filing this SAI), the dates of regular holidays affecting the relevant securities markets in which a Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):
2015
Denmark
January 1	May 1	June 5
April 2	May 14	December 24
April 3	May 15	December 25
April 6	May 25	December 31

Finland
January 1	April 3	May 14	December 25
January 6	April 6	June 19	December 31
April 2	May 1	December 24

Germany
January 1	April 6	May 25	December 25
January 6	May 1	June 4	December 31
April 3	May 14	December 24

Indonesia
January 1	May 25	August 17	December 25
February 19	July 16	September 24	December 31
April 3	July 17	October 14
May 1	July 20	October 15
May 14	July 21	December 24

Ireland
January 1	April 24	August 3	December 28
March 17	May 1	October 26	December 29
April 3	May 4	December 24
April 6	June 1	December 25
New Zealand
January 1	April 6	December 25
January 2	April 27	December 28
February 6	June 1
April 3	October 26

Norway
January 1	May 1	December 25
April 2	May 14	December 31
April 3	May 25
April 6	December 24

Peru
January 1	May 1	October 8	December 31
April 2	June 29	December 8
April 3	July 28	December 25

The Philippines
January 1	April 3	August 31	December 25
January 2	April 9	September 24	December 30
February 19	May 1	November 2	December 31
February 25	June 12	November 30
April 2	August 21	December 24

Poland
January 1	April 6	November 11	December 31
January 6	May 1	December 24
April 3	June 4	December 25

The United Kingdom
January 1	April 6	August 31
January 2	May 4	December 25
January 6	May 25	December 28
April 3	August 3
Redemptions.  The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks comprise the Funds. In calendar year 2015 (the only year for which holidays are known at the time of this SAI filing), the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:
2015
Country	Trade Date	Settlement Date	Number of Days to Settle
Indonesia	07/13/15	07/22/15	9
	07/14/15	07/23/15	9
	07/15/15	07/24/15	9
Ireland	12/22/15	12/30/15	8
	12/23/15	12/31/15	8
The Philippines	12/23/15	01/04/16	12
	12/28/15	01/05/16	8
	12/29/15	01/06/16	8

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualifications.  Each Fund intends to continue to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.
A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by that Fund in computing its taxable income.
Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. A Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Excise Tax.  A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero or until their respective expiration dates, whichever occurs first. Capital loss carryforwards from taxable years beginning after 2010 are not subject to expiration, and short-term and long-term capital loss carryforwards from such taxable years may only be applied against net realized short-term and long-term capital gains, respectively.
In the event that a Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of a Fund, if any, may be subject to limitation.
The following Funds had tax basis net capital loss carryforwards as of August 31, 2014, the tax year-end for the Funds listed:
Fund	Non- Expiring[1]	Expiring 2019	Total
iShares MSCI All Peru Capped ETF	$9,659,857	$481,024	$10,140,881

Fund	Non- Expiring[1]	Expiring 2019	Total
iShares MSCI Denmark Capped ETF	13,826	—	13,826
iShares MSCI Finland Capped ETF	43,343	—	43,343
iShares MSCI Germany Small-Cap ETF	15,328	—	15,328
iShares MSCI Indonesia ETF	10,222,946	20,329	10,243,275
iShares MSCI New Zealand Capped ETF	3,981,031	—	3,981,031
iShares MSCI Norway Capped ETF	48,807	—	48,807
iShares MSCI Philippines ETF	11,723,709	—	11,723,709
iShares MSCI Poland Capped ETF	15,310,441	5	15,310,446

1
Must be utilized prior to losses subject to expiration.
Taxation of U.S. Shareholders.   Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below. Married couples filing jointly with income over approximately $450,000 and unmarried individuals with income over approximately $400,000, amounts adjusted annually for inflation, are subject to a 20% tax on any income in excess of those amounts that is long-term capital gain or qualified dividend income, and generally all other long-term capital gain is taxed at 15% (0% at certain income levels). In addition, the top marginal ordinary income tax rate is 39.6% for income in excess of the above thresholds.
If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the U.S. federal dividends received deduction for corporations.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of a Fund’s post-October foreign currency and “passive foreign investment company” (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option on substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.
Back-Up Withholding.  In certain cases, a Fund will be required to withhold at a 28% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

Sections 351 and 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
A Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Qualified Dividend Income.  Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, which is eligible to be taxed at long-term capital gain rates to the extent a Fund receives qualified dividend income on the securities it holds and a Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States (where the dividends are paid with respect to such stock)). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal,

Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom, and Venezuela. Substitute payments received by a Fund for securities lent out by a Fund will not be qualified dividend income.
A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or a Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) a Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income.
Excess Inclusion Income.  Under current law, the Funds serve to block unrelated business taxable income from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as unrelated business taxable income for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has unrelated business taxable income (“UBTI”) for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
Non-U.S. Investments.  Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
Each Fund may be subject to non-U.S. income taxes withheld at the source. Each Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed. If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by a Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Regarding a short sale with respect to shares of a Fund, substitute payments made to the lender of such shares may not be deductible under certain circumstances. Consult your financial intermediary or tax advisor.
Passive Foreign Investment Companies.  If a Fund purchases shares in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.
Alternatively, a Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.
A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.
Reporting.  If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.
Taxation of Non-U.S. Shareholders.  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to back-up withholding at the appropriate rate.
For taxable years beginning before January 1, 2014, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
For taxable years beginning before January 1, 2014, distributions that the Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund on or before December 31, 2013 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.
The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.
Provided that 50% or more of the value of the Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2013, in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.
Legislation has been proposed to extend the above expiration dates, but no assurance can be provided that such legislation will be enacted.
A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the applicable Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Regulation Under the Alternative Investment Fund Managers Directive.  The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the EU (“EU Operative Provisions”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD (“AIFMD Disclosure Provisions”) if such managers market a fund to EU investors.
Where the AIFMD Disclosure Provisions relate to EU Operative Provisions that do not apply to BFA, no meaningful disclosure can be made. These EU Operative Provisions include prescriptive rules on: measuring and capping leverage in line with known European standards; the treatment of investors; the use of “depositaries”; and coverage for professional liability risks.
AIFMD imposes certain conditions on the marketing of funds, such as the Funds, to EU investors. AIFMD requires that an ‘alternative investment fund manager’ (“AIFM”) be identified to meet such conditions where such marketing is sought. For these purposes BFA, as the legal entity responsible for performing the portfolio and risk management of the Funds, shall be the AIFM.
AIFMD requires disclosure on an ongoing basis of certain information relating to the use of special arrangements, leverage, rights of reuse of collateral, guarantees granted under leverage arrangements and the use of gates, side pockets and similar liquidity management tools. Given that the Funds do not use any special arrangements or allow for collateral reuse, it is not intended that such disclosures will need to be made by the Funds. Each Fund will, however, to the extent relevant and appropriate, disclose in its annual report information on the Fund's leverage, risk profile and risk management systems employed by BFA. Each Fund will also disclose material changes, if any, to the liquidity management systems and procedures employed in respect of the Fund.
BFA intends to market the iShares MSCI Philippines ETF to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg:
Investors’ Rights.  Each Fund relies on the services of the investment adviser and other service providers, including the distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of a Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the

Distributor under the terms of the relevant authorized participant agreement. Investors may have certain legal rights under federal or state law against a Fund or its service providers. In the event that an investor considers that it may have a claim against a Fund, or against any service provider in connection with its investment in the Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the authorized participant agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.

IS-SAI-08T-1115

iShares® Trust
Statement of Additional Information
Dated December 30, 2014
(as revised November 20, 2015)
This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following funds of iShares Trust (the “Trust”):
Fund	Ticker	Stock Exchange
iShares MSCI Brazil Small-Cap ETF	EWZS	NYSE Arca
iShares MSCI China ETF	MCHI	NYSE Arca
iShares MSCI China Small-Cap ETF	ECNS	NYSE Arca
iShares MSCI Emerging Markets Latin America ETF	EEML	NASDAQ
iShares MSCI India ETF	INDA	BATS
iShares MSCI India Small-Cap ETF	SMIN	BATS
The Prospectuses for the above-listed funds (each, a “Fund” and collectively, the “Funds”) are dated December 30, 2014, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the applicable Annual Report and Semi-Annual Report of the Trust for the Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Fund's Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust's distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. Each Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

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General Description of the Trust and its Funds
The Trust currently consists of more than 225 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
•	iShares MSCI Brazil Small-Cap ETF
•	iShares MSCI China ETF
•	iShares MSCI China Small-Cap ETF
•	iShares MSCI Emerging Markets Latin America ETF
•	iShares MSCI India ETF
•	iShares MSCI India Small-Cap ETF
Each Fund is managed by BlackRock Fund Advisors (“BFA”), an indirect wholly-owned subsidiary of BlackRock, Inc., and generally seeks to track the investment results of the specific benchmark index identified in the applicable Prospectus for that Fund (each, an “Underlying Index”).
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in the Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are listed and trade on The Nasdaq Stock Market, LLC (“NASDAQ”), NYSE Arca, Inc. (“NYSE Arca”) or BATS Exchange, Inc. (“BATS”), each a national securities exchange (“Listing Exchange”). Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component (other than the iShares MSCI Brazil Small-Cap ETF, iShares MSCI India ETF and iShares MSCI India Small-Cap ETF, which currently redeem Creation Units of its shares solely for cash). Creation Units typically are a specified number of shares, generally ranging from 50,000 to 100,000 shares or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available,
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or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.
In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the Funds.
Investment Strategies and Risks
Each Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
Although the Funds do not seek leveraged returns, certain instruments used by the Funds may have a leveraging effect as described below.
Each of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in its Underlying Index, but which BFA believes will help each Fund track its Underlying Index. Each Fund seeks to track the investment results of its Underlying Index before fees and expenses of the Fund.
Each of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF carries out its investment strategies by investing substantially all of its assets in a wholly-owned subsidiary in the Republic of Mauritius (each, a “Subsidiary” and collectively, the “Subsidiaries”). The remaining assets will be invested directly by each Fund. Each Subsidiary and Fund generally will collectively invest at least 90% of each Fund's assets in the component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying Index (i.e., depositary receipts representing securities of the Underlying Index). BFA will serve as investment adviser to both the Funds
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and the Subsidiaries. Unless otherwise indicated, references made in this SAI to the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF refer to each Subsidiary and/or each Fund, as applicable.
Borrowing.  Each Fund may borrow for temporary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions. Under normal market conditions, any borrowing by a Fund (except for the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF) will not exceed 10% of the Fund’s net assets; however, each Fund (except for the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF) generally does not intend to borrow money.
The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by a Fund may result in a Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing a Fund’s portfolio in accordance with a Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Currency Transactions.  The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds' assets that are denominated in a non-U.S. currency. A Fund may enter into non-U.S. currency forward and non-U.S. currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.
A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained.
Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of its Underlying Index and may lower the Fund’s return. Each Fund could experience losses if the value of its currency forwards, options or futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.
Diversification Status.  The following table sets forth the diversification status of each Fund:
Diversified Funds	Non-Diversified Funds
iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF
iShares MSCI China Small-Cap ETF	iShares MSCI Emerging Markets Latin America ETF
iShares MSCI India ETF
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Diversified Funds	Non-Diversified Funds
iShares MSCI India Small-Cap ETF
With respect to 75% of a Fund's total assets, a “diversified” fund is limited by the 1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund’s total assets may be invested in a single issuer or a number of issuers.
 A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their respective investment objectives.
Futures and Options.  Futures contracts and options may be used by a Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. Each Fund will not use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). BFA, with respect to certain funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that BFA, in respect of the funds, is not subject to registration or regulation as a commodity pool operator under the CEA. See the Regulation Regarding Derivatives section of this SAI for more information.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.
A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, each Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.
Illiquid Securities.  Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities may include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance. The liquidity of a
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security relates to the ability to readily dispose of the security and the price to be obtained upon disposition of the security, which may be lower than the price that would be obtained for a comparable, more liquid security. Illiquid securities may trade at a discount to comparable, more liquid securities and may impair a Fund’s ability to dispose of securities in a timely fashion at their expected price.
Lending Portfolio Securities.  Each Fund may lend portfolio securities to certain borrowers determined to be creditworthy by BFA, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
Each Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as lending agent. To the extent that a Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board” or the “Trustees”).
Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA; however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the securities lending agreement dated January 1, 2015:
(i) International equity funds retain 80% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Under the securities lending program, the Funds are categorized into specific asset classes. The determination of a Fund’s asset class category (fixed income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined under “Management—Trustees and Officers”) in a calendar year exceeds the aggregate securities lending income earned across the Exchange-Traded Fund Complex in calendar year 2013 (the “Hurdle Date”), each international equity fund, pursuant to the securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:
(i) 85% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a
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Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with a Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Non-U.S. Securities.  Each Fund intends to purchase publicly-traded common stocks of non-U.S. issuers. To the extent a Fund invests in stocks of non-U.S. issuers, certain of the Fund's investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.
Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Options on Futures Contracts.  An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.
Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the
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instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.
Regulation Regarding Derivatives.  The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments.
BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA with respect to the iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Emerging Markets Latin America ETF, iShares MSCI India ETF and iShares MSCI India Small-Cap ETF. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Funds.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of a Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.
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Securities of Investment Companies.  Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, a Fund’s investment in registered investment companies is generally limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of a Fund’s total assets with respect to any one investment company; and (iii) 10% of a Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund intends from time to time to invest its assets in the securities of investment companies, including, but not limited to, money market funds, including those advised by or otherwise affiliated with BFA, in excess of the general limits discussed above. Other investment companies in which a Fund may invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).
Short-Term Instruments and Temporary Investments.  Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor's® Financial Services LLC, a subsidiary of McGraw Hill Financial, Inc. (“Standard & Poor's Ratings Services”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.
The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
Tracking Stocks.  A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Future Developments.  The Board may, in the future, authorize each Fund to invest in securities contracts and investments, other than those listed in this SAI and in the applicable Prospectuses, provided they are consistent with each Fund's investment objective and do not violate any of its investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in a Fund is contained in the applicable Prospectus.
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An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.
Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. The less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.
Cyber Security Risk.  With the increased use of technologies such as the Internet to conduct business, each Fund, Authorized Participants (as defined in the Portfolio Holdings Information section of this SAI), service providers and relevant listing exchange is susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by each Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of a Fund’s adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with a Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of a Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by a Fund in order to resolve or prevent cyber incidents in the future. While each Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cyber security plans and systems put in place by service providers to each Fund, issuers in which each Fund invests, market makers or Authorized Participants. Each Fund and its shareholders could be negatively impacted as a result.
Dividend Risk.  There is no guarantee that issuers of the stocks held by a Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.
Operational Risk.  BFA and a Fund's other service providers may experience disruptions or operating errors that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund's in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of
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service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
Risk of Equity Securities.  An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of stock markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers that are inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.
Although most of the securities in each Underlying Index are listed on a national securities exchange, the principal trading market for some of the securities may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Risk of Futures and Options Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Futures contracts, by definition, project price levels in the future and not current levels of valuation; therefore, market circumstances may result in a discrepancy between the price of the stock index future and the movement in a Fund's Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.
Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or
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option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.
Risk of Investing in Non-U.S. Equity Securities.  An investment in a Fund involves risks similar to those of investing in a portfolio of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in any of the Funds also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Funds; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.
Risk of Swap Agreements.  The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive).
Treaty/Tax Risk.  Each of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF operate, in part, through the Subsidiaries, which in turn invest in securities of Indian issuers. At this time, the Subsidiaries should be eligible to take advantage of the benefits of the Double Tax Avoidance Agreement between India and Mauritius (“DTAA”). Numerous investors have relied on the benefits of the DTAA to invest in India through Mauritius in the past. However, in the past 10-15 years a number of parties have challenged the DTAA or the interpretation of the DTAA. Circular 789, issued on April 13, 2000 by the Indian Central Board of Direct Taxes (“CBDT”), clarifies that whenever the Mauritius revenue authorities have issued a certificate of tax residence, such certificate would constitute sufficient evidence for accepting the status of residence of Mauritius tax residents for purposes of applying the provisions of the DTAA. The Supreme Court of India in 2003 subsequently held and declared Circular 789 to be valid following litigation regarding Circular 789. As of the date of this SAI, Circular 789 is still valid and in force.
However, recently issued rulings suggest that the Indian tax administration’s analysis may have changed, and that the tax authorities may now focus on a number of factors when assessing whether a foreign entity is eligible for the benefit of the provisions of a tax treaty, including, among others, the place of management of the foreign resident company and the level of substance in the jurisdiction in which it is incorporated. In addition, both the Indian tax administration and Indian courts seem now to be taking aggressive efforts to challenge structures involving offshore funds investing directly or indirectly in India, in particular those from Mauritius. Further, the Finance Act, 2013 (“FA 13”) provides that an investor is required to submit the tax residency certificate (“TRC”) as issued in the country of residence and provide other documents and information as prescribed by the Government of India to claim benefits under the DTAA.
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It is possible that the governments of India and Mauritius may renegotiate the terms of the DTAA to include, among other things, a limitation on benefits clause. No assurance can be given that the terms of the DTAA will not be renegotiated or subject to a different interpretation in the future. Any change in the provisions of the DTAA or in its applicability to the Subsidiaries could result in the imposition of withholding and capital gains taxes and other taxes on the Subsidiaries by tax authorities in India. This could significantly reduce the return to each of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF on its investments and the return received by each Fund’s shareholders.
Indirect Transfers.
The current legislation imposes Indian tax and withholding obligations with respect to the transfer of shares in an overseas company that derives its value substantially from assets situated in India (“indirect transfers”). Because certain Funds invest in Indian securities through Subsidiaries, this legislation by its terms subjects shareholder redemptions of Fund shares and sales of Fund investments to Indian tax and withholding obligations, both prospectively as well as retroactively. However, the CBDT issued a letter on May 29, 2012 clarifying the reopening of completed assessments as a result of the retrospective amendments introduced by the Finance Act. Under this letter, CBDT has directed Indian tax authorities to not reopen any assessment proceedings that were completed before April 1, 2012 and where no notice for reassessment has been issued prior to that date. It has also been clarified that any assessment or any other order which stands validated due to the amendments in the Finance Act would be enforced. Given this clarification issued by the CBDT, certain Funds do not expect that their respective shareholders or each Fund will become subject to tax or to withholding obligations with respect to completed assessments.
An Expert Committee formed by Government of India was constituted to examine the implications of the above amendment, which provides for taxing indirect transfer of Indian assets in India. Based on the consultations received from stakeholders, the Expert Committee in its report has recommended that the above deemed provisions should not apply in the following cases:
•	where a non-resident investor has made any investment, directly or indirectly, in a Foreign Institutional Investor (“FII”) which has invested in India;
•	investment by the non-resident investor in a fund or a fund pooling vehicle, which do not result in participation in control and management of the fund; or
•	where a non-resident investor along with its associates, does not have more than a 26% share in total capital of the company.
Accordingly, the Expert Committee has recommended that the non-resident will not be taxable in India in relation to investments made by the Fund/FII in India in the above situations.
The Expert Committee has also recommended that amendments should be applied prospectively and not retrospectively.
If the recommendations made by the Expert Committee are accepted by the Government of India then the non-resident shareholders of the Fund/Subsidiary would not be taxed in India on indirect transfer of shares.
However, the above amendment does not override the provisions of DTAA which India has entered into with many countries. Hence, if a non-resident investor in the Fund is situated in a favorable tax jurisdiction (such as Mauritius, Singapore, etc.), then capital gains on such indirect transfer may not be chargeable to tax in view of the DTAA entered into between India and respective countries.
General Anti-Avoidance Rules.
The current legislation provides for the general anti-avoidance rules (“GAAR”) to curb aggressive tax planning with the use of sophisticated structures. GAAR will be effective from the financial year beginning from April 1, 2015 onwards.
As per the current provisions of GAAR, an arrangement entered into by a taxpayer may be declared to be an impermissible avoidance arrangement, if the “main purpose” of the arrangement is to obtain a “tax benefit” and the arrangement:
•	creates rights, or obligations, which are not ordinarily created between persons dealing at arm's length;
•	results, directly or indirectly, in the misuse, or abuse, of the provisions of IT Act;
•	lacks commercial substance; or
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•	is entered into, or carried out, by means, or in a manner, which are not ordinarily employed for bona fide purposes.
Once an arrangement is declared to be an impermissible avoidance arrangement, wide powers have been granted to tax authorities to deny tax treaty benefits, disregard or re-characterize transactions, re-characterize equity into debt and vice versa.
The CBDT has notified the GAAR rules on September 23, 2013, for the application of GAAR. As per these rules, GAAR shall not apply where:
•	any arrangement where the aggregate tax benefit to all the parties of the arrangement in the relevant financial year does not exceed INR 30 Million;
•	FIIs that choose not to take any benefit under any tax treaty entered with India and has invested in listed or unlisted securities with prior permission of the competent authority in accordance with the applicable regulations;
•	non-resident investor in an FII who has invested in an FII, directly or indirectly, by way of an offshore derivative instrument or otherwise; or
•	any income derived from the transfer of investments made prior to August 30, 2010.
If the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF's use of the Subsidiary was considered to be such an impermissible avoidance arrangement, the Funds would become subject directly to taxation in India. GAAR is expected to come into force from April 2015. The burden of proof in enforcing the rule will reside with the Indian government, not the taxpayer, and India’s current double tax treaty arrangements will remain in force. However, GAAR may prevent the Funds from realizing the planned tax benefits of the Subsidiaries, irrespective of existing beneficial treaty provisions, may lead to the imposition of tax liabilities and withholding obligations, and may lead the Funds to modify or disassemble their Subsidiaries structure.
Provisions of indirect transfers and GAAR could change the manner in which Subsidiaries are currently taxed in India and could adversely impact the returns to each of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF/Subsidiaries and its shareholders. Each of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF will continue to monitor developments in India with respect to these matters. Investors are urged to consult their own tax advisers with respect to their own tax situations and the tax consequences of an investment in each of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF.
Risk of Investing in Mid-Capitalization Companies.  Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, a Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for the Funds to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Risk of Investing in Small-Capitalization Companies.  Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore a Fund's share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. The stocks of small-capitalization companies may be thinly traded, making it difficult for the Funds to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also normally have less diverse product lines than those of large-capitalization companies and are more susceptible to adverse developments concerning their products.
Risk of Investing in Asia.   Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.
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Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war; in the recent past, these tensions have escalated. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Brazil.  Investment in securities of companies domiciled in Brazil involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, a high level of price volatility in the Brazilian equity and currency markets, chronic structural public sector deficits and disparities of wealth.
Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of the Brazilian currency (the real) and potential future governmental measures seeking to maintain the value of the real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Inflationary pressures also may limit the ability of certain Brazilian issuers to access foreign financial markets and may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a Fund's investments.
The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil’s economy. The Brazilian government’s actions to control inflation and affect other economic policies have involved, among others, the setting of wage and price controls, blocking access to bank accounts, fluctuation of the base interest rates, imposing exchange controls and limiting imports into Brazil. In the past, the Brazilian government has maintained domestic price controls, and no assurances can be given that price controls will not be re-imposed in the future.
Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil’s foreign currency reserves, the size of Brazil’s debt service burden relative to the economy as a whole, and political constraints to which Brazil may be subject. There can be no assurance that the Brazilian government will not impose restrictions or restrictive exchange control policies in the future, which could have the effect of preventing or restricting access to foreign currency.
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The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. Crises in neighboring emerging market countries also may increase investors’ risk aversion, which may adversely impact the market value of the securities issued by Brazilian companies, including securities in which a Fund may invest.
Risk of Investing in Central and South America.   The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.
The governments of certain countries in Central and South America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which the Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Central and South America. Some countries in Central and South America may be affected by public corruption and crime, including organized crime.
Certain countries in Central and South America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Central and South America in which the Fund invests may have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. The Fund may be adversely affected if it invests in such issuers.
Risk of Investing in China.  Investments in securities of companies domiciled in China involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.
Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.
The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change
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and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulation.
While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers.
The tax laws and regulations in the People's Republic of China (“PRC”) are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents.
Risk of Investing in Emerging Markets.  Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lack of financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.
Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign
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persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
A Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
Risk of Investing in India.  India is an emerging market and demonstrates significantly higher volatility from time to time in comparison to more developed markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential for losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by a Fund. The securities markets in India are comparatively underdeveloped and with some exceptions, consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. Stockbrokers and other intermediaries in India may not perform as well as their counterparts in the United States or other, more developed countries. The limited liquidity of the Indian securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price or time that it desires or the Fund’s ability to track its Underlying Index.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of a Fund’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the United States, may increase the risk of loss for a Fund.
Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before a Fund can make investments in Indian companies.
Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, a Fund’s holdings are expected to experience correlated fluctuations.
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Natural disasters, such as tsunamis, flooding or droughts, could occur in India or surrounding areas and could negatively affect the Indian economy or operations of a Subsidiary, and, in turn, could negatively affect a Fund.
Risk of Investing in Latin America.  A number of Latin American countries are among the largest debtors of developing countries and have a long history of foreign debt and default. In 2001, Argentina defaulted on its debt and many investors suffered significant losses.
The majority of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Historically, government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Because of their dependence on foreign credit and loans, a number of Latin American economies face significant economic difficulties and some economies fell into recession as the recent global economic crisis tightened international credit supplies. While the region has recently shown signs of economic improvement, recovery from past economic downturns in Latin America has historically been slow, and any such recovery, if sustained, may be gradual.
Substantial limitations may exist in certain Latin American countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments and difficulties in enforcing legal judgments in non-U.S. courts. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other countries. In addition, certain Latin American countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its investments. In the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
U.S. Economic Trading Partners Risk.  The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in, the country or countries in which a Fund invests. As a result, economic conditions of such countries may be particularly affected by changes in the U.S. economy. The U.S. economy has recently experienced very difficult conditions and volatility, as well as significant adverse trends. While government intervention and recent legislation has been enacted to improve the U.S. economy, the recovery has been fragile and modest. A decrease in U.S. imports, new trade and financial regulations, changes in the U.S. dollar exchange rate or an economic slowdown in the United States may have a material adverse effect on a country’s economic conditions and, as a result, securities to which a Fund has exposure.
Risk of Investing in the Capital Goods Industry Group.  The capital goods industry group may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. The capital goods industry group depends heavily on corporate spending. The capital goods industry group may perform well during times of economic expansion, and as
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economic conditions worsen, the demand for capital goods may decrease due to weakening demand, worsening business cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods industry group. This industry group may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.
Risk of Investing in the Consumer Discretionary Sector.  Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, and other factors that a company cannot control. These companies may also lack resources and have limited business lines. The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries.
Companies in the energy sector may be adversely affected by terrorism, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest.
Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly
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regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.
Risk of Investing in the Financials Sector.  Companies in the financials sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial companies. Market conditions and regulation in China may be particularly subject to change based on government policy. The global financial markets have experienced very difficult conditions and volatility as well as significant adverse trends. The conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. These conditions have also contributed to consolidation within the financial industry. In addition, the global financial industry has been materially and adversely affected by a significant decline in the value of mortgage-backed and asset-backed securities, and by the sovereign debt crisis. The prospects of many financial companies are questionable and continue to evolve as financial companies revise their outlooks and write down assets that they hold.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, ban on short sales, prices and currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their business.
The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets, as experienced in 2008 and 2009, can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.
Risk of Investing in the Healthcare Sector.  Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.
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Patents have a limited duration and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, causing the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are especially susceptible to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, resulting in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Legislation introduced or considered by certain governments on any individual healthcare company or on the healthcare sector as a whole cannot be predicted. These laws and proposals span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. No one can predict what proposals will be enacted or what potentially adverse effect they may have on healthcare-related or biotechnology-related companies.
Additionally, the expansion of facilities by healthcare-related providers is subject to “determinations of need” by certain government authorities. This process not only increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years both local and national governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Information Technology Sector.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.
Risk of Investing in the Materials Sector.  Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, and mandated expenditures for safety and pollution control, among other factors. Also,
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companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. These risks are heightened for companies in the materials sector located in foreign markets.
Risk of Investing in the Technology Sector.  Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Telecommunications Sector.  The telecommunications sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may experience distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete. Finally, while all companies may be susceptible to network security breaches, certain companies in the telecommunications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Utilities Sector.  The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to
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diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable.
Proxy Voting Policy
The Trust has adopted proxy voting policies for each Fund that incorporate and amplify the proxy voting guidelines of BFA, the investment adviser to each Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.
BFA votes (or refrains from voting) proxies for each Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by each Fund's economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:
•	Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
•	When a director has committed himself or herself to service on more than four public company boards (but no more than six public company boards in most circumstances), a Fund will consider such director’s individual circumstances in determining whether the director will be able to commit sufficient focus and time to a particular company;
•	Each Fund generally defers to an issuer’s choice of auditors so long as the corporate auditors represent the interests of shareholders and provide an independent view of the propriety of financial reporting decisions of management;
•	Each Fund generally favors disclosure of a company’s compensation and benefits policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a company’s board of directors;
•	Each Fund generally expects to support capital structure requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive;
•	Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
•	Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with
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instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.
Information with respect to how BFA voted proxies relating to the Funds' portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below, and certain information may be provided to personnel of BFA and its affiliates who manage funds that invest a significant percentage of their assets in shares of the Fund for the purpose of facilitating risk management and hedging activities; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and market makers and other institutional market participants and entities that provide information or transactional services.
Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including market makers and Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market or evaluating such potential transactions. This information typically reflects each Fund’s anticipated holdings on the following business day.
Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of BFA, the Distributor and their affiliates, and the administrator, custodian and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder. In addition, each Fund discloses its fixed income and equity portfolio holdings daily at www.iShares.com. More information about this disclosure is available at www.iShares.com.
Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days of the end of the second and fourth fiscal quarters and within 60 days of the end of the first and third fiscal quarters and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio
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holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.
The Trust's Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.
The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Indexes
Descriptions of the Underlying Indexes are provided below.
The MSCI Indexes
The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. The MSCI single country standard equity indexes have covered the world's developed markets since 1969 and in 1987 MSCI commenced coverage of emerging markets.
Local stock exchanges traditionally calculated their own indexes, which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, both developed and emerging.
MSCI's Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities.
•	MSCI Global Standard Indexes cover all investable large- and mid-cap securities by including approximately 85% of each market's free float-adjusted market capitalization.
•	MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes by including above and beyond the coverage of the MSCI Global Standard Indexes.
MSCI Global Investable Market Indexes
Selection Criteria. MSCI's index construction process involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; (iv) applying final size segment investability requirements; and (v) applying index continuity rules for the MSCI Global Standard Index.
Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI GIMI. Of these countries, as of June 2, 2014, 23 are classified as developed markets, 23 as emerging markets, and 24 as frontier markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. REITs in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country.
Determining the Market Investable Equity Universe for Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.
Determining Market Capitalization Size Segments for Each Market. In each market, MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. The MSCI Global Standard Index is the
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aggregation of the Large Cap Index and Mid Cap Index. The MSCI GIMI is the aggregation of the MSCI Global Standard Index and MSCI Global Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:
•	Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index; and
•	Achieving consistent market coverage by ensuring that each market's size segment is represented in its proportional weight in the composite universe.
Applying Final Size Segment Investability Requirements. In order to enhance replicability of the indexes, additional size segment investability requirements are set for the MSCI GIMI and MSCI Global Standard Index. These investability requirements include minimum free float-adjusted market capitalization, minimum liquidity, minimum foreign limits and minimum length of trading.
Applying Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developed market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.
Weighting. All indexes of the MSCI GIMI are free float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price).
Regional Weights. Market capitalization weighting, combined with a consistent target of approximately 99% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except for developed Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indexes of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.
Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.
Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15%, the estimated free float is adjusted to the nearest 1%.
Price and Exchange Rates
Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.
Exchange Rates. Since July 2000, MSCI uses the WM/Reuters Closing Spot Rates taken at 4:00 p.m. London time. In case WM/Reuters does not provide rates for specific markets on given days (for example, Christmas Day and New Year's Day), the previous business day's rates are normally used. MSCI independently monitors the exchange rates on all its indexes. MSCI may under exceptional circumstances elect to use alternative sources of exchange rates if the WM/Reuters rates are not available, or if MSCI determines that the WM/Reuters rates are not reflective of market circumstances for a given currency on a particular day. In such circumstances, an announcement would be sent to clients with the related information. If appropriate, MSCI may conduct a consultation with the investment community to gather feedback on the most relevant exchange rate.
Changes to the Indexes. The MSCI GIMI is maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes; (ii) changes in number of shares; and (iii) changes in inclusion factors as a result of updated free float estimates.
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Index maintenance can be described by three broad categories of changes:
•	Semi-Annual Index Reviews (“SAIRs”), conducted on a fixed semi-annual timetable that systematically reassess the various dimensions of the equity universe for all markets;
•	Quarterly Index Reviews (“QIRs”), aimed at promptly reflecting other significant market events; and
•	Ongoing event-related changes, such as mergers, acquisitions, spin-offs, bankruptcies, reorganizations and other similar corporate events, which generally are implemented in the indexes as they occur.
Potential changes in the status of countries (stand-alone, frontier, emerging and developed) follow their own implementation time tables.
MSCI conducts SAIRs generally as of the close of the last business day of May and November. During the SAIRs, MSCI updates the investable equity universe and reassesses size segmentation investability requirements. MSCI also conducts QIRs generally as of the close of the last business day of February and August. During the QIRs, MSCI reflects changes in the index that were not captured at the time of their actual occurrence, but are significant enough to be included before the next SAIR. The results of the SAIR and QIR are generally announced at least ten business days in advance of implementation.
MSCI 25/50 Indexes
Each of the MSCI 25/50 Indexes (the “25/50 Indexes”) is a sub-index of either an MSCI Global Standard Index or an MSCI GIMI. Their construction reflects the diversification requirements applicable to RICs pursuant to Subchapter M of the Internal Revenue Code. The 25/50 Indexes are free float-adjusted market capitalization-weighted indexes with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of index weight, and all issuers with a weight above 5% do not exceed 50% of the index weight. A software application called the Barra Optimizer is utilized to calculate the capped index weights through an optimization function which is aimed at minimizing index turnover, tracking error and extreme deviation from the uncapped index.
MSCI Brazil Small Cap Index
Number of Components: approximately 82
Index Description. The MSCI Brazil Small Cap Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities in the bottom 14% by market capitalization of equity securities listed on stock exchanges in Brazil.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI China Index
Number of Components: approximately 140
Index Description. The MSCI China Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities in the top 85% in market capitalization of Chinese equity markets, as represented by the H-Shares (i.e., the securities of companies incorporated in the PRC that are denominated in Hong Kong dollars and listed on the Hong Kong Exchange) and B-Shares (i.e., securities of companies incorporated in the PRC and listed for foreign investment on stock exchanges in the PRC) markets. The Underlying Index also includes certain Hong Kong listed securities known as Red-Chips (issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by entities owned by the national government or local governments in the PRC and derive substantial revenues or allocate substantial assets in the PRC) and P-Chips (issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by individuals in the PRC and derive substantial revenues or allocate substantial assets in the PRC).
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Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI China Small Cap Index
Number of Components: approximately 360
Index Description. The MSCI China Small Cap Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities in the bottom 14% by market capitalization of the Chinese equity securities market, as represented by the H-Share (i.e. securities of companies incorporated by the PRC that are denominated in Hong Kong dollars and listed on the Hong Kong Exchange) and B-Share (i.e. securities of companies incorporated in the PRC and listed for foreign investment on stock exchanges in the PRC) markets. The Underlying Index also includes certain Hong Kong-listed securities known as Red-Chips (issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by entities owned by the national government or local governments in the PRC and derive substantial revenues or allocate substantial assets in the PRC) and P-Chips (issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by individuals in the PRC and derive substantial revenues or allocate substantial assets in the PRC).
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI Emerging Markets (EM) Latin America Index
Number of Components: approximately 141
Index Description. The MSCI EM Latin America Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of emerging markets in Latin America.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
MSCI India Index
Number of Components: 69
Index Description. The MSCI India Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities of companies whose market capitalization represents the top 85% of companies in the Indian securities market. Free-float market capitalization is calculated by taking the security's price and multiplying it by the number of shares readily available in the market rather than the total number of shares outstanding.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
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MSCI India Small Cap Index
Number of Components: 146
Index Description. The MSCI India Small Cap Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities of small capitalization companies whose market capitalization represents the bottom 14% of the companies in the Indian securities market. Free-float market capitalization is calculated by taking the security's price and multiplying it by the number of shares readily available in the market rather than the total number of shares outstanding.
Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. Effective December 1, 2009, the regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.
Additional Information. “MSCI,” MSCI Brazil Small Cap Index, MSCI China Index, MSCI China Small Cap Index, MSCI EM Latin America Index, MSCI India Index and MSCI India Small Cap Index are servicemarks of MSCI Inc. and have been licensed for use by BFA or its affiliates. The Funds are neither sponsored, endorsed, sold nor promoted by MSCI Inc., and MSCI Inc. makes no representation regarding the advisability of investing in any of the Funds.
Investment Limitations
The Board has adopted as a non-fundamental policy the investment objective of each Fund. Therefore, each Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the following numbered investment restrictions, which cannot be changed without the approval of the holders of a majority of the applicable Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.
Each Fund will not:
1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time.
4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this
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restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
In addition to the investment restrictions adopted as fundamental policies set forth above, each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund’s net assets to be invested in illiquid securities (calculated at the time of investment).
BFA monitors the liquidity of restricted securities in each Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:
•	The frequency of trades and quotes for the security;
•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
•	Dealer undertakings to make a market in the security; and
•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).
If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.
Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Underlying Index or in Depositary Receipts representing securities in the Underlying Index. Each Fund also has adopted a non-fundamental policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
Each Fund (except for the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF) has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund's net assets.
Each Fund may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
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Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 299 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds' Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (57)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).
Mark Wiedman[2] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
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[2]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).
John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Cecilia H. Herbert (65)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).
Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).
Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Charles Park (48)	Chief Compliance Officer and Anti-Money Laundering Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC (since 2012) and BFA (since 2006); Chief Compliance Officer for BlackRock Asset Management International Inc. (since 2012).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the iShares exchange traded funds (since 2015); Secretary of the BlackRock-advised mutual funds (since 2012).
Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock, Inc.’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock, Inc.'s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock, Inc.'s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, Inc., including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Mark Wiedman has been a Trustee of the Trust since 2013. Mr. Wiedman has served as a Director of iShares, Inc. since 2013 and a Trustee of iShares U.S. ETF Trust since 2013. Mr. Wiedman served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2013 to 2015. Mr. Wiedman is the Global Head and Managing Director of iShares. In addition, he is a member of BlackRock, Inc.'s Global Executive Committee and Global Operating Committee. Prior to assuming his current responsibilities
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in 2011, Mr. Wiedman was the head of Corporate Strategy for BlackRock, Inc. Mr. Wiedman joined BlackRock, Inc. in 2004 to help start the advisory business, which evolved into the Financial Markets Advisory Group in BlackRock Solutions. This group advises financial institutions and governments on managing their capital markets exposures and businesses. Prior to BlackRock, Inc., he served as senior advisor and chief of staff for the Under Secretary for Domestic Finance at the U.S. Department of the Treasury and also was a management consultant at McKinsey & Co., advising financial institutions in the United States, Europe, and Japan. He has taught as an adjunct associate professor of law at Fordham University in New York and Renmin University in Beijing. Mr. Wiedman serves on the board of PennyMac Financial Services, Inc., a publicly-traded U.S. mortgage banking and investment management firm started in 2008, with BlackRock, Inc. as a sponsor. Mr. Wiedman earned an AB degree, Phi Beta Kappa, magna cum laude, in social studies from Harvard College in 1992 and a JD degree from Yale Law School in 1996.
Robert H. Silver has been a Trustee of the Trust since 2007 and Chairman of the Trust's Board since 2012. Mr. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.'s Board since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chairman of iShares U.S. ETF Trust's Board since 2012. Mr. Silver served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (DTCC), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2012. Mr. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2012. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003-2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. Since 2012, Mr. Martinez has served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of the Trust since 2012. Ms. Herbert has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust since 2012. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert has served on three other mutual fund boards, currently serving as Trustee of the Forward Funds, since 2009, and previously as Trustee of the Pacific Select Funds from 2004 until 2005 and Trustee of the Montgomery Funds from 1992 until 2003. She was President of the Board of Catholic Charities CYO, the largest social services agency in the Bay Area, from 2007 until 2011 and member of that board from 1992 until 2013. She was past Chair from 1994 until 2005, and member
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since 1992, of the Investment Council of the Archdiocese of San Francisco. She currently serves as Trustee of WNET, New York’s public media station, since 2011. She worked from 1973-1990 at J.P. Morgan/Morgan Guaranty Trust, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Charles A. Hurty has been a Trustee of the Trust since 2005 and Chair of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006 and a Trustee and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. Mr. Hurty served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Fixed Income Plus Committee of the Trust since 2012. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of the Trust from 2010 until 2012. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Fixed Income Plus Committee of iShares, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Fixed Income Plus Committee of iShares U.S. ETF Trust since 2012 and Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce and Global Manager of Technology Specialists Sales. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the 15(c) Committee of the Trust since 2012. Mr. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2012. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.
Jane D. Carlin has been a Trustee of the Trust since 2015. Ms. Carlin has served as a Director of iShares, Inc. since 2015 and a Trustee of iShares U.S. ETF Trust since 2015. Ms. Carlin served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley Group from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley Group. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as an Independent Director on the Board of PHH Corporation since 2012. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The
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Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular meetings five times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
Committees of the Board of Trustees.  Each Independent Trustee serves on the Audit Committee. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended August 31, 2014.
The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Charles A. Hurty, Madhav V. Rajan and John E. Kerrigan, all of whom are Independent Trustees. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and (vi)
37

recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met five times during the fiscal year ended August 31, 2014.
The members of the 15(c) Committee are Madhav V. Rajan (Chair), Cecilia H. Herbert, Charles A. Hurty and John E. Martinez, all of whom are Independent Trustees. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met three times during the fiscal year ended August 31, 2014.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and John E. Kerrigan, all of whom are Independent Trustees. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the lending agent. The Securities Lending Committee met seven times during the fiscal year ended August 31, 2014.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and Madhav V. Rajan, all of whom are Independent Trustees. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended August 31, 2014.
The members of the Fixed Income Plus Committee are John E. Kerrigan (Chair), Jane D. Carlin and Charles A. Hurty, all of whom are Independent Trustees. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended August 31, 2014.
As the Chairman of the Board, Robert H. Silver may participate in each Committee's meetings.
The following table sets forth, as of December 31, 2013, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Mark Wiedman[1]	iShares Core MSCI EAFE ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	$50,001-$100,000

Robert H. Silver	iShares iBonds Sep 2015 AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares iBonds Sep 2016 AMT-Free Muni Bond ETF	Over $100,000
	iShares iBonds Sep 2017 AMT-Free Muni Bond ETF	Over $100,000
	iShares iBonds Sep 2018 AMT-Free Muni Bond ETF	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares J.P. Morgan USD Emerging Markets Bond ETF	$1-$10,000
	iShares MSCI ACWI ex U.S. ETF	$1-$10,000
	iShares MSCI BRIC ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Frontier 100 ETF	$50,001-$100,000
	iShares National AMT-Free Muni Bond ETF	Over $100,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares Russell 2000 Growth ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 ETF	Over $100,000
	iShares Russell Mid-Cap Growth ETF	$1-$10,000
	iShares Russell Mid-Cap Value ETF	$1-$10,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Broker-Dealers ETF	Over $100,000
	iShares U.S. Financial Services ETF	$50,001-$100,000
	iShares U.S. Preferred Stock ETF	Over $100,000
	iShares U.S. Regional Banks ETF	Over $100,000
	iShares U.S. Technology ETF	$50,001-$100,000

George G.C. Parker	iShares California AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core U.S. Aggregate Bond ETF	$10,001-$50,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares S&P 100 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000

John E. Martinez	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Emerging Markets Infrastructure ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares TIPS Bond ETF	Over $100,000

Cecilia H. Herbert	iShares China Large-Cap ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P Total U.S. Stock Market ETF	$10,001-$50,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National AMT-Free Muni Bond ETF	$10,001-$50,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares U.S. Preferred Stock ETF	$10,001-$50,000

Charles A. Hurty	iShares China Large-Cap ETF	$10,001-$50,000	Over $100,000
	iShares Core High Dividend ETF	$10,001-$50,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Global Energy ETF	$10,001-$50,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares North American Tech-Multimedia Networking ETF	$1-$10,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$1-$10,000
	iShares U.S. Technology ETF	$50,001-$100,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	Over $100,000

Madhav V. Rajan	iShares Core High Dividend ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000

Jane D. Carlin[2]	iShares Core MSCI EAFE ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P Small-Cap ETF	$10,001-$50,000
	iShares Global Tech ETF	$50,001-$100,000

1 Appointed to serve as an Interested Trustee effective December 31, 2013.
2 Appointed to serve as an Independent Trustee effective February 3, 2015. The funds held and dollar range of equity securities beneficially owned by Jane D. Carlin are as of December 31, 2014.
As of December 31, 2013, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
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Remuneration of Trustees.  Each current Independent Trustee is paid an annual retainer of $300,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board's policy on travel and other business expenses relating to attendance at meetings. For the period from January 1, 2013 through December 31, 2013, each current Independent Trustee was paid an annual retainer of $275,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards is paid an additional annual retainer of $50,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000. The Chair of each of the Nominating and Governance Committees, Equity Plus Committees, Fixed Income Plus Committees, Securities Lending Committees and 15(c) Committees is paid an additional annual retainer of $15,000. Each Independent Trustee that serves as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries). Additionally, any Independent Trustee who travels to the Republic of Mauritius to attend board meetings is paid an additional $12,000 (plus an additional $2,117 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from each Fund for the fiscal year ended August 31, 2014 and the aggregate compensation paid to them by the Exchange-Traded Complex for the calendar year ended December 31, 2013.
Name of Trustee	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF
Independent Trustees:[1]

Robert H. Silver	$ 19	$ 514	$ 15
George G.C. Parker	16	435	13
John E. Martinez	17	459	14
Cecilia H. Herbert	17	483	14
Charles A. Hurty	18	499	15
John E. Kerrigan	17	459	14
Madhav V. Rajan	17	459	14

Interested Trustees:

Robert S. Kapito	$ 0	$ 0	$ 0
Mark Wiedman[2]	0	0	0
Michael Latham[3]	0	0	0

Name of Trustee	iShares MSCI Emerging Markets Latin America ETF	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF
Independent Trustees:[1]

Robert H. Silver	$7	$ 662	$ 5
George G.C. Parker	6	560	4
John E. Martinez	6	590	4
Cecilia H. Herbert	6	621	5
Charles A. Hurty	7	641	5
John E. Kerrigan	6	2,113	1,527
Madhav V. Rajan	6	1,282	697

Interested Trustees:

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Name of Trustee	iShares MSCI Emerging Markets Latin America ETF	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF
Robert S. Kapito	$0	$0	$0
Mark Wiedman[2]	0	0	0
Michael Latham[3]	0	0	0

Name of Trustee	Pension or Retirement Benefits Accrued As Part of Trust Expenses[4]	Estimated Annual Benefits Upon Retirement[4]	Total Compensation From the Funds and Fund Complex[5]
Independent Trustees:[1]

Robert H. Silver	Not Applicable	Not Applicable	$ 325,000
George G.C. Parker	Not Applicable	Not Applicable	275,000
John E. Martinez	Not Applicable	Not Applicable	290,000
Cecilia H. Herbert	Not Applicable	Not Applicable	305,000
Charles A. Hurty	Not Applicable	Not Applicable	315,000
John E. Kerrigan	Not Applicable	Not Applicable	315,882
Madhav V. Rajan	Not Applicable	Not Applicable	301,765

Interested Trustees:

Robert S. Kapito	Not Applicable	Not Applicable	$ 0
Mark Wiedman[2]	Not Applicable	Not Applicable	0
Michael Latham[3]	Not Applicable	Not Applicable	0

[1]	Compensation is not shown for Jane D. Carlin because she was appointed to serve as an Independent Trustee of the Trust effective February 3, 2015.
[2]	Appointed to serve as an Interested Trustee effective December 31, 2013.
[3]	Served as an Interested Trustee through December 31, 2013.
[4]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[5]	Includes compensation for service on the Board of Trustees of iShares U.S. ETF Trust and the Boards of Directors of iShares, Inc. and iShares MSCI Russia Capped ETF, Inc.
The board of directors of each Subsidiary, which is responsible for the overall management and operations of the Subsidiary, is partially comprised of certain members of the Board of Trustees of the Trust.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares as of November 28, 2014.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of November 28, 2014, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:
Fund	Name and Address	Percentage of Ownership
iShares MSCI Brazil Small-Cap ETF	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	17.13%
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Fund	Name and Address	Percentage of Ownership
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	16.86%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	9.91%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	7.19%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.78%

iShares MSCI China ETF	Citibank, N.A. 3800 CitiBank Center Tampa Building A/Floor 2 Tampa, FL 33610	31.27%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	15.78%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	13.05%
	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	9.16%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	7.88%

iShares MSCI China Small-Cap ETF	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	10.28%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	9.89%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	9.08%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	7.65%
44

Fund	Name and Address	Percentage of Ownership
	J.P. Morgan Clearing Corp One Metrotech Center North Brooklyn, NY 11201	7.17%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.17%

iShares MSCI Emerging Markets Latin America ETF	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	16.20%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	14.70%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	12.19%
	BNP Paribas, New York Branch/Custody Services 525 Washington BLVD. Jersey City, NJ 07310	9.07%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.59%
	VANGUARD Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	5.08%

iShares MSCI India ETF	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	26.11%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	16.64%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	11.31%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	6.99%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	6.93%
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Fund	Name and Address	Percentage of Ownership
	Mellon Trust of New England, National Association Three Mellon Bank Center Floor 1533700 Pittsburgh, PA 15259	5.03%

iShares MSCI India Small-Cap ETF	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	26.74%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.73%
	Morgan Stanley & Co. Harborside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	9.51%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	5.11%
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds' investment adviser. PNC is considered to be an affiliate of BlackRock, Inc. under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock and PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by a Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the amount or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid
46

strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
In certain circumstances, BFA, on behalf of a Fund, may seek to buy from or sell securities to another fund or account advised by BFA or an Affiliate. BFA may (but is not required to) effect purchases and sales between BFA clients or clients of affiliates (“cross trades”), including a Fund, if BFA believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BFA’s decision to engage in these transactions for a Fund. BFA may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when a Fund participates in a cross trade, BFA will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.
BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of a Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
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A Fund may be included in investment models developed by BFA and its Affiliates for use by clients and financial advisors. The price, availability and liquidity of a Fund may be impacted by purchases and redemptions of a Fund by model-driven investment portfolios.
In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock or its Affiliates, or, to the extent permitted by the SEC and applicable law, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their respective shareholders will be required, and no fees or other compensation payable by the Funds or their respective shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.
When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund's creditworthiness.
Lending on behalf of a Fund is done by BTC pursuant to SEC exemptive relief, enabling BTC to act as securities lending agent to, and receive a share of securities lending revenues from, a Fund. BFA may also receive compensation for managing the reinvestment of the cash collateral from securities lending. There is a potential conflict of interest in that BTC as a lending agent may have an incentive to increase the amount of securities on loan or to lend riskier assets in order to generate additional revenue for BTC and its affiliates. However, BTC’s SEC exemptive relief sets forth certain conditions designed to assist in mitigating such conflicts of interest.
Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.
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Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
BlackRock may select brokers (including, without limitation, Affiliates, to the extent authorized by applicable law) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or mark-ups/mark-downs, will generally be charged to clients and, like commissions and mark-ups/mark-downs, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or its Affiliates may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates reserve the right,
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subject to compliance with applicable law, to sell or redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.
It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of BlackRock, other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Affiliate have an investment.
BlackRock and Ace Limited (“ACE”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock will also have a less than ½ of 1% ownership interest in Re Co. BlackRock will manage the investment portfolio of Re Co, which will be held in a wholly-owned subsidiary. Re Co will participate as a reinsurer with reinsurance contracts underwritten by subsidiaries of ACE. An independent director of certain BlackRock-advised funds also serves as an independent director of ACE and has no interest or involvement in the Re Co transaction.
BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their respective shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
Third parties, including service providers to BFA or a Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BFA, and may provide an incentive to BFA to retain such third parties to provide services to a Fund.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
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As disclosed in more detail in the Determination of Net Asset Value section of each Fund’s Prospectus and this SAI, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Board. When determining an asset’s “fair value,” the BlackRock Valuation Committee (or BlackRock’s Pricing Group) seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction on the date on which the assets or liabilities are being valued and does not seek to determine the price that the Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock’s Pricing Group deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and BlackRock receiving additional revenue.
To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each code of ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.
BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting or distribution or advisory assignment or other services provided by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.
The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions,
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there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage a Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
To the extent permitted by applicable laws, BlackRock and its Affiliates may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock and its Affiliates may not serve as Authorized Participants in the creation and redemption of iShares exchange-traded funds, but may serve as authorized participants of third-party exchange-traded funds.
BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians and administrators) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock. BlackRock will disclose any material benefits it receives as a result of such fee discounts or concessions to the Board.
Present and future activities of BlackRock and its Affiliates, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment
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advisory or other services with respect to a Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Funds will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.
For its investment advisory services to the Funds, BFA is entitled to receive a management fee from each Fund corresponding to the Fund's allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI All Peru Capped ETF, iShares MSCI Brazil Capped ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI Chile Capped ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Israel Capped ETF, iShares MSCI Philippines ETF, iShares MSCI Poland Capped ETF, iShares MSCI Qatar Capped ETF, iShares MSCI Russia Capped ETF, iShares MSCI South Africa ETF, iShares MSCI South Korea Capped ETF, iShares MSCI Taiwan ETF, iShares MSCI Thailand Capped ETF, iShares MSCI Turkey ETF and iShares MSCI UAE Capped ETF. The aggregate management fee is calculated as follows: 0.74% per annum of aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets over $16.0 billion, up to and including $32.0 billion, plus 0.45% per annum of the aggregate net assets in excess of $32.0 billion.
For its investment advisory services to each Fund, BFA received a management fee at the annual rates (as a percentage of such Fund's average net assets) set forth below for the fiscal year ended August 31, 2014.
The following table sets forth the management fees paid by each Fund to BFA for the fiscal years noted:
Fund	Management Fee for Fiscal Year Ended August 31, 2014	Fund Inception Date	Management Fees Paid for Fiscal Year Ended August 31, 2014	Management Fees Paid for Fiscal Year Ended August 31, 2013	Management Fees Paid for Fiscal Year Ended August 31, 2012
iShares MSCI Brazil Small-Cap ETF	0.62%	09/28/10	$ 215,178	$ 314,761	$ 308,404
iShares MSCI China ETF	0.62%	03/29/11	6,138,956	5,592,484	1,517,138
iShares MSCI China Small-Cap ETF	0.62%	09/28/10	196,182	164,762	99,122
iShares MSCI Emerging Markets Latin America ETF[1]	0.68%	01/18/12	89,345	66,874	21,614
iShares MSCI India ETF	0.65%	02/02/12	4,667,909	792,833	60,021
iShares MSCI India Small-Cap ETF	0.74%	02/08/12	44,744	31,364	19,152

[1]	For the iShares MSCI Emerging Markets Latin America ETF, BFA has contractually agreed to waive a portion of its management fee in an amount equal to the Fund’s pro rata share of the fees and expenses attributable to the Fund’s investments in other series of iShares Trust, iShares, Inc. and iShares MSCI Russia Capped ETF, Inc., “Acquired Fund Fees and Expenses,” until December 31, 2015. The contractual waiver may be terminated prior to December 31, 2015 only upon written agreement of the Trust and BFA. BFA has contractually agreed to waive any additional portion of its management fee for its investment advisory services to the Fund in order to limit Total Annual Fund Operating Expenses to 0.49% of average daily net assets until December 31, 2015. The contractual waiver may be terminated prior to December 31, 2015 only upon written agreement of the Trust and BFA. For the fiscal year ended August 31, 2012, August 31, 2013 and August 31, 2014, BFA waived $6,039, $18,685 and $24,964, respectively, of its management fees.
The investment advisory agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act).
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The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of August 31, 2014, the individuals named as Portfolio Managers in the Funds' Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
Matthew Goff
Types of Accounts	Number	Total Assets
Registered Investment Companies	252	$592,000,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	2	200,000,000
Accounts with Incentive-Based Fee Arrangements	0	N/A

Diane Hsiung
Types of Accounts	Number	Total Assets
Registered Investment Companies	252	$592,000,000,000
Other Pooled Investment Vehicles	21	7,750,000,000
Other Accounts	0	N/A
Accounts with Incentive-Based Fee Arrangements	0	N/A

Jennifer Hsui
Types of Accounts	Number	Total Assets
Registered Investment Companies	254	$593,000,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Accounts with Incentive-Based Fee Arrangements	0	N/A

Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	318	$657,000,000,000
Other Pooled Investment Vehicles	89	45,000,000,000
Other Accounts	12	1,500,000,000
Accounts with Incentive-Based Fee Arrangements	0	N/A
Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time each Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would
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otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. By their nature, incentive-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the Portfolio Managers favoring those portfolios or accounts with incentive-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of August 31, 2014:
Matthew Goff
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Diane Hsiung
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Jennifer Hsui
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Greg Savage
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
The discussion below describes the Portfolio Managers' compensation as of August 31, 2014.
Portfolio Manager Compensation Overview
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation
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include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, Inc. and the individual's performance and contribution to the overall performance of these portfolios and BlackRock, Inc.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.'s ability to sustain and improve its performance over future periods.
Long-Term Incentive Plan Awards — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.
Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Matthew Goff, Diane Hsiung, Jennifer Hsui and Greg Savage are each eligible to participate in these plans.
As of August 31, 2014, the Portfolio Managers did not beneficially own shares of the Funds.
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The codes of ethics are on public file with, and are available from, the SEC.
Anti-Money Laundering Requirements.  The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
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Administrator, Custodian and Transfer Agent.  State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Iron Street, Boston, MA 02210. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to State Street for the fiscal years noted:
Fund	Fund Inception Date	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2014	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2013	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2012
iShares MSCI Brazil Small-Cap ETF	09/28/10	$ 44,067	$ 43,093	$52,626
iShares MSCI China ETF	03/29/11	73,950	136,144	66,513
iShares MSCI China Small-Cap ETF	09/28/10	35,119	29,518	26,112
iShares MSCI Emerging Markets Latin America ETF	01/18/12	19,861	17,506	14,625
iShares MSCI India ETF	02/02/12	22,708	4,332	4,224
iShares MSCI India Small-Cap ETF	02/08/12	1,740	734	11,504
Subsidiary Administrator.  International Financial Services Limited (“IFS”) serves as the Subsidiary's Mauritius administrator. Pursuant to an agreement with IFS, the Subsidiary pays a fee for administrative, legal, tax and accounting services to IFS for certain shareholder services and for providing office space, equipment, personnel and facilities required to provide such services to the Subsidiary.
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations.
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BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
The Distributor has served as the Funds' distributor since April 1, 2012. Prior to that date, SEI Investments Distribution Co. (“SEI”), located at One Freedom Valley Drive, Oaks, PA 19456, served as the distributor to the Funds. The following table sets forth the compensation paid by BFA to SEI for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:
Fund	Fund Inception Date	Distributor Compensation Paid During Fiscal Year Ended August 31, 2014[1]	Distributor Compensation Paid During Fiscal Year Ended August 31, 2013[1]	Distributor Compensation Paid From April 1, 2012 to August 31, 2012[1]	Distributor Compensation Paid From September 1, 2011 to March 31, 2012[2]
iShares MSCI Brazil Small-Cap ETF	09/28/10	$6,438	$7,721	$3,318	$6,270
iShares MSCI China ETF	03/29/11	6,438	7,721	3,318	6,270
iShares MSCI China Small-Cap ETF	09/28/10	6,438	7,721	3,318	6,270
iShares MSCI Emerging Markets Latin America ETF	01/18/12	6,438	7,721	3,318	6,270
iShares MSCI India ETF	02/02/12	6,438	7,721	3,318	6,270
iShares MSCI India Small-Cap ETF	02/08/12	6,438	7,721	3,318	6,270

[1]	BRIL serves as the distributor to the Funds effective April 1, 2012. These fees reflect payments made to SEI, acting as an agent of the Distributor.
[2]	SEI served as the distributor to the Funds through March 31, 2012.
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other iShares funds, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds or other iShares funds. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Funds and other iShares funds. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other iShares funds over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS and certain affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers and investment professionals and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and
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investment programs, in some cases at a reduced commission rate or commission free, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS during the wind-down period.
Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.
The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of a Fund to enhance the liquidity and quality of the secondary market of securities of a Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of a Fund and will not be paid from any Fund assets.
Determination of Net Asset Value
Valuation of Shares. The NAV for each Fund is generally calculated as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by a Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally the Exchange closing price, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which a Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which a Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed Income Investments. In accordance with the Valuation Procedures, fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services, each of which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets to derive values. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit
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quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which a Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a Fair Value Asset (as defined below). Over-the-counter (“OTC”) derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying exchange-traded funds will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their net asset value.
General Valuation Information. In determining the market value of portfolio investments, a Fund may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on a Fund’s books at their face value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value a Fund’s securities and other assets and liabilities are based on information available at the time a Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which a Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
Certain types of securities, including many fixed income securities, trade infrequently and there may be no current market transactions or recent representative bids for such securities. To the extent that prices for such securities are not reflective of current market transactions or recent representative bids, a Fund will value such securities in good faith in accordance with the Valuation Procedures.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Certain of the securities acquired by a Fund may be traded on foreign exchanges or OTC markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of a Fund.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used in the Underlying Index, which, in turn, could result in a difference between a Fund’s performance and the performance of the Underlying Index.
Fair Value. When market quotations are not readily available or are believed in good faith by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its lack of trading, if BlackRock believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it
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varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by a Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets for related or highly correlated assets (e.g., ADRs, GDRs or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
BlackRock, with input from the BlackRock Investment Strategy Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock Valuation Committee may accept, modify or reject any recommendations. In addition, a Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by a Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or BlackRock’s Pricing Group) will seek to determine the price that a Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that a Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee (or BlackRock’s Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.
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Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including a Fund. In return for such services, BFA may cause a Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for a Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions.
From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
The Funds anticipate that brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Funds in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates.
OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
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Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Funds and for other investment accounts managed by BFA and its affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Funds may invest.
Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in a Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which BFA or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
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In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by BFA or its affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund’s assets over those periods:
Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2014	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2013	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2012
iShares MSCI Brazil Small-Cap ETF	09/28/10	$ 7,723	$ 22,205	$34,484
iShares MSCI China ETF	03/29/11	26,405	31,050	17,591
iShares MSCI China Small-Cap ETF	09/28/10	3,204	2,889	4,063
iShares MSCI Emerging Markets Latin America ETF	01/18/12	1,276	6,136	2,141
iShares MSCI India ETF	02/02/12	555,209	319,987	9,361
iShares MSCI India Small-Cap ETF	02/08/12	9,410	1,523	1,443
None of the Funds paid any brokerage commissions to BlackRock, an affiliate of BFA, or a subsidiary of BTC, during the fiscal year ended August 31, 2014.
The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Funds may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.
The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:
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Fund	Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2013
iShares MSCI Brazil Small-Cap ETF	40%	51%
iShares MSCI China ETF	7%	10%
iShares MSCI China Small-Cap ETF	33%	27%
iShares MSCI Emerging Markets Latin America ETF	9%	12%
iShares MSCI India ETF*	22%	176%
iShares MSCI India Small-Cap ETF	54%	26%

*	For the fiscal years ended August 31, 2013 and August 31, 2014, the iShares MSCI India ETF portfolio turnover rate was 176% and 22%, respectively. The decrease in the portfolio turnover rate was due to a large increase in net assets of the Fund.
Creation or redemption transactions, to the extent consisting of cash, may require a Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined below under Fund Deposit) or sales of Fund Securities (as defined below under Redemption of Creation Units) as applicable. Such transactions with a particular broker-dealer may be conditioned upon the broker-dealer’s agreement to transact at guaranteed price levels in order to reduce transaction costs the Funds would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.
Following each Fund’s receipt of an order to purchase or redeem creation or redemption baskets, to the extent such purchases or redemptions consist of a cash portion, the Fund will enter an order with a broker or dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. The terms of such order may, depending on the timing of the transaction and certain other factors, require the broker or dealer to guarantee that a Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Execution Performance Guarantee”). Such orders may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer. The amount payable to each Fund in respect of any Execution Performance Guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
To ensure that an Execution Performance Guarantee will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer, an Authorized Participant is required to deposit an amount with each Fund (the “Execution Performance Deposit”). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund’s valuation of the Deposit Securities, the Fund receives the benefit of the favorable executions and returns to the Authorized Participant the Execution Performance Deposit. If, however, the broker-dealer executing the order is unable to achieve executions in market transactions at a price at least equal to a Fund’s valuation of the securities, the Fund retains the portion of the Execution Performance Deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions, foreign exchange or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual Execution Performance Guarantee.
To ensure that an Execution Performance Guarantee will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer, an Authorized Participant agrees to pay the shortfall amount (the “Execution Performance Offset”). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund’s valuation of the Fund Securities, the Fund receives the benefit of the favorable executions and the Authorized Participant is not called upon to honor the Execution Performance Offset. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to a Fund’s valuation of the securities, the Fund will be entitled to the portion of the Execution Performance Offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions, foreign exchange or other costs).
The circumstances under which the Execution Performance Guarantee will be used and the expected amount of any Execution Performance Deposit or Execution Performance Offset for a Fund will be disclosed in the procedures handbook for Authorized Participants and may change from time to time based on the actual experience of the Fund.
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Additional Information Concerning the Trust
Shares.  The Trust currently consists of more than 225 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act, or (2) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.
Termination of the Trust or a Fund.  The Trust or a Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.
DTC as Securities Depository for Shares of the Funds.  Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a
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number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the applicable Listing Exchange closes earlier than normal, the Funds may require orders to be placed earlier in the day. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of September 30, 2014:
Fund	Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
iShares MSCI Brazil Small-Cap ETF	50,000	$ 867,500
iShares MSCI China ETF	100,000	4,711,000
iShares MSCI China Small-Cap ETF	50,000	2,371,000
iShares MSCI Emerging Markets Latin America ETF	100,000	4,268,000
iShares MSCI India ETF	50,000	1,519,000
iShares MSCI India Small-Cap ETF	50,000	1,581,500
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In its discretion, BFA reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of a Fund (except for the iShares MSCI Brazil Small-Cap ETF, iShares MSCI India ETF and iShares MSCI India Small-Cap ETF (each, a “Cash Fund” and collectively, the “Cash Funds”)), which are generally offered in Creation Units solely for cash), generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (i.e., the Deposit Securities) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund's portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.
The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing a Creation Unit.
Each Cash Fund’s current policy is to accept cash in substitution for the Deposit Securities it might otherwise accept as in-kind consideration for the purchase of Creation Units. A Cash Fund may, at times, elect to receive Deposit Securities (i.e., the in-kind deposit of a designated portfolio of securities) and a Cash Component as consideration for the purchase of Creation Units. If a Cash Fund elects to accept Deposit Securities, a purchaser's delivery of the Deposit Securities together with the Cash Component will constitute the “Fund Deposit,” which will represent the consideration for a Creation Unit of the Fund. The iShares MSCI China ETF, iShares MSCI China Small-Cap ETF and iShares MSCI Emerging Markets Latin America ETF (each, a “Partial Cash Fund” and collectively, the “Partial Cash Funds”) generally offer Creation Units partially for cash. Please see the Cash Purchase Method section below and the following discussion summarizing the Deposit Security method for further information on purchasing Creation Units of the Funds.
BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for each Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.
The Funds reserve the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC. The Funds also reserve the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. As noted above, Creation Units of the Cash Funds currently are available only for cash purchases.
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Cash Purchase Method.  Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified (Creation Units of the Cash Funds are generally offered solely for cash, while Creation Units of the Partial Cash Funds are generally offered partially for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. The Authorized Participant will also be required to pay certain transaction fees and charges for cash purchases, as described below, and, if transacting as broker with each Fund, may be required to cover certain brokerage, tax, foreign exchange, execution and market impact costs through an Execution Performance Guarantee, as described in the Brokerage Transactions section of this SAI.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a DTC Participant that has entered into an authorized participant agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such authorized participant agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an authorized participant agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an authorized participant agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions.
Purchase Orders.   Unless otherwise described below, to initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the authorized participant agreement, as described below. Economic or market
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disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. Each Fund's deadline specified above for the submission of purchase orders is referred to as that Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with a Fund's Cutoff Times as provided in the authorized participant agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once a Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
In addition, the Trust may exercise its right to reject any creation order for shares of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF on any Business Day that is a holiday in the Indian market, but not a holiday observed in the U.S. equity market, and certain other holidays during the settlement cycle for Fund shares, in order to protect Fund shareholders from any dilutive costs that may be associated with the purchase of Deposit Securities in connection with creation orders on such days.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Typically, Creation Units are issued on a “T+3 basis” (i.e., three Business Days after trade date). For the iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI India ETF and iShares MSCI India Small-Cap ETF, Creation Units typically are issued on a “T+2 basis” (i.e., two Business Days after trade date). However, as discussed in the Regular Holidays section of this SAI, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 or T+3, as applicable, in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.
To the extent contemplated by an Authorized Participant's agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral
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having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Funds' then-effective procedures. The only collateral that is acceptable to the Funds is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Funds' current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The authorized participant agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the cash collateral.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer, processing and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged on each Creation Unit created by an Authorized Participant on the day of the transaction. The standard creation transaction fee is generally fixed at the amount shown in the table regardless of the number of Creation Units being purchased, but may be reduced by each Fund if transfer and processing expenses associated with the creation are anticipated to be lower than the stated fee. If a purchase consists of a cash portion, the Authorized Participant may also be required to pay an additional transaction charge (up to the maximum amount shown below) to cover brokerage and certain other costs related to the creation transaction. Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard creation transaction fees and maximum additional charge (as described above):
Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
iShares MSCI Brazil Small-Cap ETF	$ 3,200	3.0%
iShares MSCI China ETF	3,200	3.0%
iShares MSCI China Small-Cap ETF	7,500	3.0%
iShares MSCI Emerging Markets Latin America ETF	6,400	3.0%
iShares MSCI India ETF	3,500	3.0%
iShares MSCI India Small-Cap ETF	6,900	3.0%

*	As a percentage of the net asset value per Creation Unit.
If a purchase consists of a cash portion and each Fund places a brokerage transaction to purchase portfolio securities with the Authorized Participant or its affiliated broker-dealer, the Authorized Participant (or its affiliated broker-dealer) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and market impact costs through an Execution Performance Guarantee, as described in the Brokerage Transactions section of this SAI.
Redemption of Creation Units.  Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
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Each Cash Fund generally redeems Creation Units solely for cash; however, each Cash Fund reserves the right to distribute securities in-kind as payment for Creation Units being redeemed. Each Partial Cash Fund generally redeems Creation Units partially for cash. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.
With respect to each Fund, BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Cash Funds generally redeem Creation Units solely for cash. The Partial Cash Funds generally redeem Creation Units partially for cash.
Cash Redemption Method.   Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified (Creation Units of the Cash Funds are generally redeemed solely for cash and Creation Units of the Partial Cash Funds are generally redeemed partially for cash), they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Authorized Participant will also be required to pay certain transaction fees and charges for cash redemptions, as described below, and, if transacting as broker with each Fund, may be required to cover certain brokerage, tax, foreign exchange, execution and market impact costs through an Execution Performance Guarantee, as described in the Brokerage Transactions section of this SAI.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer, processing and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged on each Creation Unit redeemed by an Authorized Participant on the day of the transaction. The standard redemption transaction fee is generally fixed at the amount shown in the table regardless of the number of Creation Units being redeemed, but may be reduced by each Fund if transfer and processing expenses associated with the redemption are anticipated to be lower than the stated fee. If a redemption consists of a cash portion, the Authorized Participant may also be required to pay an additional transaction charge (up to the maximum amount shown below) to cover brokerage and certain other costs related to the redemption transaction. Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard redemption transaction fees and maximum additional charge (as described above):
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Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares MSCI Brazil Small-Cap ETF	$ 3,200	2.0%
iShares MSCI China ETF	3,200	2.0%
iShares MSCI China Small-Cap ETF	7,500	2.0%
iShares MSCI Emerging Markets Latin America ETF	6,400	2.0%
iShares MSCI India ETF	3,500	2.0%
iShares MSCI India Small-Cap ETF	6,900	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
If a redemption consists of a cash portion and each Fund places a brokerage transaction to sell portfolio securities with the Authorized Participant or its affiliated broker-dealer, the Authorized Participant (or its affiliated broker-dealer) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and market impact costs through an Execution Performance Guarantee, as described in the Brokerage Transactions section of this SAI.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the authorized participant agreement. Investors should be aware that their particular broker may not have executed an authorized participant agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an authorized participant agreement. At any time, only a limited number of broker-dealers will have an authorized participant agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds' transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Funds' transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the authorized participant agreement are properly followed. If the transfer agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
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A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by each Fund generally will be made within three Business Days (i.e., “T+3”). For the iShares MSCI China ETF and iShares MSCI China Small-Cap ETF, deliveries of redemption proceeds generally will be made within two Business Days (i.e., “T+2”). However, as discussed in the Regular Holidays section, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. The Regular Holidays section hereto identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Trust will make delivery of redemption proceeds within the number of days stated in the Regular Holidays section to be the maximum number of days necessary to deliver redemption proceeds.
If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, a Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
Although the Trust does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the Partial Cash Funds generally will be redeemed partially for cash, with the exception of Creation Units of the Cash Funds, which generally will be redeemed for cash), in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in the Regular Holidays section in which more than seven calendar days would be needed).
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The authorized participant agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.
Because the portfolio securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.
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The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Regular Holidays.  For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.
In calendar year 2015 (the only year for which holidays are known at the time of filing this SAI), the dates of regular holidays affecting the relevant securities markets in which a Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):
2015
Brazil
January 1	April 5	September 7	December 24
February 16	April 21	October 12	December 25
February 17	May 1	November 2	December 31
February 18	June 4	November 15
April 3	July 9	November 20
Chile
January 1	June 29	December 8
April 3	July 16	December 25
May 1	September 18	December 31
May 21	October 12

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China
January 1	February 23	September 27	October 7
January 2	February 24	October 1	December 25
February 18	April 6	October 2
February 19	May 1	October 5
February 20	June 20	October 6

Colombia
January 1	May 1	July 20	November 16
January 12	May 18	August 7	December 8
March 23	June 8	August 17	December 25
April 2	June 15	October 12	December 31
April 3	June 29	November 2

India
January 1	April 2	August 15	November 11
January 26	April 3	August 18	November 12
February 17	April 14	September 17	November 25
February 19	May 1	September 25	December 24
March 6	May 4	October 2	December 25
March 28	May 25	October 15
April 1	July 17	October 22
Mexico
January 1	March 16	May 5	November 20
January 6	April 2	September 16	December 25
February 2	April 3	November 2
February 5	May 1	November 16

Peru
January 1	May 1	October 8	December 31
April 2	June 29	December 8
April 3	July 28	December 25
Redemptions.  The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks comprise the Fund. In the calendar year 2015 (the only year for which holidays are known at the time of this SAI filing), the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:
2015
Country	Trade Date	Settlement Date	Number of Days to Settle
China	02/13/15	02/25/15	12
	02/16/15	02/26/15	10
	02/17/15	02/27/15	10
	09/28/15	10/08/15	10
	09/29/15	10/09/15	10
	09/30/15	10/12/15	12

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local
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and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualifications.  Each Fund intends to continue to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.
A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by that Fund in computing its taxable income.
Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. A Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Excise Tax.  A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In
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addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero or until their respective expiration dates, whichever occurs first. Capital loss carryforwards from taxable years beginning after 2010 are not subject to expiration, and short-term and long-term capital loss carryforwards from such taxable years may only be applied against net realized short-term and long-term capital gains, respectively.
In the event that a Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of a Fund, if any, may be subject to limitation.
The following Funds had tax basis net capital loss carryforwards as of August 31, 2014, the tax year-end for the Funds listed:
Fund	Non-Expiring
iShares MSCI Brazil Small-Cap ETF	$ 6,596,246
iShares MSCI China ETF	11,023,743
iShares MSCI China Small-Cap ETF	1,831,775
iShares MSCI Emerging Markets Latin America ETF	436,124
iShares MSCI India ETF	1,531,198
iShares MSCI India Small-Cap ETF	96,711
Taxation of U.S. Shareholders.   Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below. Married couples filing jointly with income over approximately $450,000 and unmarried individuals with income over approximately $400,000, amounts adjusted annually for inflation, are subject to a 20% tax on any income in excess of those amounts that is long-term capital gain or qualified dividend income, and generally all other long-term capital gain is taxed at 15% (0% at certain income levels). In addition, the top marginal ordinary income tax rate is 39.6% for income in excess of the above thresholds.
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If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the U.S. federal dividends received deduction for corporations.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of a Fund’s post-October foreign currency and “passive foreign investment company” (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option on substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the
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same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.
Back-Up Withholding.  In certain cases, a Fund will be required to withhold at a 28% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
A Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Qualified Dividend Income.  Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, which is eligible to be taxed at long-term capital gain rates to the extent a Fund receives qualified dividend income on the securities it holds and a Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general,
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dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States (where the dividends are paid with respect to such stock)). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom, and Venezuela. Substitute payments received by a Fund for securities lent out by a Fund will not be qualified dividend income.
A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or a Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) a Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income.
Issues Related to India and Mauritius Taxes.  The following discussion does not address the effect on investors, including residents of India and citizens of India (whether or not residing in India or other countries, including the United States), of holding shares of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF. Investors should consult their own tax advisors as to these issues based upon their own personal situations.
Indian tax matters discussed herein are based on the provisions of the IT Act, the provisions of the DTAA and other laws currently in force as of the date of this SAI. All such laws and the DTAA are subject to prospective and retrospective legislative amendment, administrative rulings and judicial review.
Each of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF invests in India through its Subsidiary. For U.S. federal income tax purposes, each Subsidiary has elected to be treated as an entity disregarded from its owner. Thus, for U.S. federal tax purposes, any income or loss realized by a Subsidiary will be treated as realized by the applicable fund. Therefore, any investment made by each Fund into a Subsidiary and any distributions received by the Fund from a Subsidiary are disregarded for U.S. federal tax purposes. Furthermore, there is no tax on each Fund's investment in a Subsidiary or on distributions made from a Subsidiary to the Fund.
No investor in the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF will be subject to taxation in India, unless such investor is a resident of India or, if a non-resident, has an Indian source income or income received (whether accrued or otherwise) in India. The taxation of a Subsidiary and a Fund in India is governed by the provisions of the ITA, read with the provisions of the DTAA. As per Section 90(2) of the ITA, the provisions of the ITA would apply to the extent they are more beneficial than the provisions of the DTAA. In order to claim the beneficial provisions of the DTAA, a Subsidiary must be a tax resident of Mauritius.
The Central Board of Direct Taxes in India in its Circular 789, issued on April 13, 2000, concluded that a valid residence certificate issued by the Mauritius authorities demonstrated Mauritian residency for purposes of establishing eligibility to qualify for benefits under the DTAA. The Circular was subject to judicial challenge in India by those asserting that the standards for establishing Mauritian residency for purposes of obtaining such a certificate were insufficient to establish residency for purposes of the DTAA. The Circular was successfully overturned in certain lower Indian courts but was eventually upheld by the highest applicable court, the Supreme Court of India, on October 7, 2003, accordingly each
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Subsidiary should be eligible for benefits under the DTAA. However, recently issued rulings suggest that a number of factors are being considered by the Indian tax administration when assessing whether a foreign entity is eligible for the benefit of the provisions of a tax treaty, including, among others, the place of management of the foreign resident company and the level of substance in the jurisdiction in which it is incorporated. In addition, both the Indian tax administration and Indian courts seem to be very aggressive towards structures involving offshore funds investing directly or indirectly in India, in particular from Mauritius.
Each Subsidiary has been incorporated in Mauritius and has obtained a TRC from the Mauritius authorities that establishes its residency in Mauritius under the DTAA. The TRC must be renewed annually. Each of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF expects its Subsidiary to maintain its Mauritius tax residency, but it cannot be assured that the Mauritius authorities will successfully renew its TRC annually or that it will continue to be eligible to the DTAA benefits, particularly in light of the new requirements that may be introduced if the DTAA is re-negotiated.
Further, FA 13 provides that an investor is required to submit the TRC as issued in the country of residence and provide other documents and information as prescribed by the Government to claim benefits under the DTAA.
Each Subsidiary holds a Category 1 Global Business License issued by the Financial Services Commission of Mauritius. Each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of foreign tax credits which allows a tax credit against Mauritian taxes for foreign tax on a Mauritian entity’s foreign source income effectively reduces the Mauritius income tax rate to a maximum of 3% because the system presumes, in the absence of evidence, that the foreign tax paid is equal to 80% of the Mauritian tax. Further, a Subsidiary is not subject to capital gains tax in Mauritius nor is it subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by a Subsidiary to each of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF will also be exempt from tax in Mauritius.
Each Subsidiary will attempt to abide by the requirements of the DTAA, to maintain its residency in Mauritius, and to ensure that management and control of the Subsidiary remain in Mauritius. It is uncertain whether the terms of this treaty will be renegotiated or subject to a different interpretation in the future. Any change in the provisions of the DTAA or in its applicability to a Subsidiary could result in a Subsidiary and indirectly each of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF being subject to Indian income taxes, withholding taxes, and other taxes, as well as being subject to administrative or judicial assertion of such tax liabilities by the tax authorities of India. This could significantly reduce the return of a Fund on its investments and the return received by Fund shareholders. Further, it is possible even with renegotiation of the DTAA that the Indian tax authorities may seek to take the position that a Fund is not entitled to the benefits of the DTAA.
Each Subsidiary is expected to have income in the form of capital gains, income from dividends and income from interest. The Indian tax consequences for a Subsidiary on account of the application of the DTAA, read with the provisions of the ITA, would be as follows (the rates are inclusive of the highest applicable surcharges):
•	Capital gains resulting from the sale of Indian securities (including depositary receipts issued by Indian companies) will not be subject to tax in India, provided the Subsidiary does not have Permanent Establishments (“PE”) in India;
•	Dividends on shares received from an Indian company on which dividend distribution tax has been paid are exempt from tax in the hands of the shareholders. However, the Indian company distributing dividends is subject to a dividend distribution tax at the rate of 20% (approx.) (effective starting October 1, 2014); and
•	Interest paid to a Subsidiary in respect of the debt obligations of Indian issuers will be subject to Indian income tax. The tax rate, in the case of rupee-denominated debt obligations, is 43.26%. However if the Subsidiary is a SEBI registered sub-account, interest income earned from June 1, 2013 to May 31, 2015 on rupee-denominated bonds of Indian companies and Government securities, will be subject to tax at the rate of 5.41%, provided that the rate of interest does not exceed the prescribed rates. In the case of foreign currency-denominated debt obligations, the tax rate is 21.63%. For approved foreign currency loans advanced from July 1, 2012 to June 30, 2017, the tax rate on interest is 5.41% and for approved foreign currency long-term bonds issued from October 1, 2014 to June 30, 2017, the tax rate on interest is 5.41%. However, if the Subsidiary is a SEBI registered sub-account, the interest from securities will be subject to tax at the rate of 21.63%.
In the event that the benefits of the DTAA are not available to the Subsidiary, or if the Subsidiary is held to have PE in India, taxation of interest and dividend income of the Subsidiary would be the same as described above. The taxation of capital gains would be as follows:
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•	Long-term capital gains (being gains on sale of shares held for a period of more than twelve months) listed on a recognized stock exchange would not be taxable in India provided Securities Transaction Tax (“STT”) has been paid on the same (as discussed below);
•	Short-term capital gains (being gains on sale of shares held for a period of twelve months or less) from the sale of Indian shares listed on a recognized stock exchange will be taxed at the rate of 16.223% provided STT has been paid on the same;
•	Long-term capital gains (being gains on sale of shares held for a period of more than 36 months) arising to the Subsidiary from the sale of unlisted securities will be taxed at the rate of 10.815% (without indexation) and short-term capital gains (being gains on sale of shares held for a period of 36 months or less) will be taxed at the rate of 43.26%;*
•	Capital gains realized on sale of listed equity shares not executed on a recognized stock exchange in India would be taxed at the rate of 21.63% for long-term gains (being gains on sale of shares held for a period of more than 12 months) and at 43.26% in the case of short-term gains (being gains on sale of shares held for a period of 12 months or less);* and
•	Capital gains arising from the transfer of depositary receipts outside India between non-resident investors will not be subject to tax in India.

*	However, if the Subsidiary is a SEBI registered sub-account, the rates will be 10.816% and 32.45%, respectively.
In a ruling issued by the Authority for Advance Rulings (“AAR”) in India, gains earned by a private equity fund based in Mauritius were held to be “business income.” In view of the amendment by the Finance Act 2014, in case a Subsidiary is a SEBI registered sub-account, the gains arising from transfer of securities would be characterized as “capital gains” and not business income. It is possible that the Indian tax authorities may take a similar view in the case of each Subsidiary. In that event, such gains will not be taxable in India so long as the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF/Subsidiaries do not have a PE in India. In the event that the Funds/Subsidiaries are held to have a PE in India, gains attributable to the PE would be taxable in India at the rate of 43.26%.
Indian Minimum Alternative Tax
In the event that the benefits of the DTAA are not available to a Subsidiary, or if a Subsidiary is held to have PE in India, the Subsidiary may be subject to a Minimum Alternate Tax (“MAT”). In the event that a company’s tax liability is less than 18.5% of its book profits, then instead of paying income tax at rates provided otherwise under the ITA, the foreign company will pay MAT on the adjusted book profits at the rate of 20.008%.
In certain recent rulings issued by the AAR, it was held that MAT is applicable to foreign companies, irrespective of the existence of a permanent establishment in India. In the said cases, it was held that the capital gains earned by the Mauritius assessee-company from sale of shares of an Indian company would be entitled to the benefits under the DTAA. However, in relation to applicability of MAT, it was held that the MAT provisions would apply to the Mauritius company. Due to this decision, it is unclear whether MAT would be applicable to the Subsidiary even though the benefits of the DTAA are available to the Subsidiary.
Consequent to the aforesaid adverse ruling by the AAR, the assessees have filed Special Leave Petition before the Supreme Court of India, the leave for which has been granted by order dated May 7, 2013. Accordingly, a conclusive view can be formed on this issue post the decision of the Supreme Court of India.
Indian Securities Transaction Tax
All transactions entered on a recognized stock exchange in India will be subject to STT levied on the transaction value. In the case of the purchase/sale of listed equity shares which is settled by way of actual delivery or transfer of the equity share, no STT will be levied on the buyer and will be levied at the rate of 0.001% on the seller and at the rate of 0.2% on the sale of unlisted shares in an initial public offering. For sale of equity shares settled otherwise than by way actual delivery or transfer of the equity share, STT will be levied at the rate of 0.025% on the seller of the equity share. A seller of derivatives would be subjected to an STT of 0.01%. The STT can be set off against business income tax calculated as per provisions of ITA.
The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA. Any change in the DTAA's application could have a material adverse effect on the returns of each
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of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF. Further, it is possible that the Indian tax authorities may seek to take the position that a Fund is not entitled to the benefits of the DTAA.
Indirect Transfers
The current legislation imposes Indian tax and withholding obligations with respect to the transfer of shares in an overseas company that derives its value substantially from assets situated in India (“indirect transfers”). Because each of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF invest in Indian securities through the Subsidiaries, this legislation by its terms subjects shareholder redemptions of Fund shares and sales of Fund investments to Indian tax and withholding obligations, both prospectively as well as retroactively. However, the CBDT issued a letter on May 29, 2012 clarifying the reopening of completed assessments as a result of the retroactive amendments introduced by the Finance Act. Under this letter, CBDT has directed Indian tax authorities to not reopen any assessment proceedings that were completed before April 1, 2012 and where no notice for reassessment has been issued prior to that date. The CBDT also clarified that any assessment or any other order which stands validated due to the amendments in the Finance Act would be enforced. Given this clarification issued by the CBDT, the Funds do not expect that shareholders or the Funds will become subject to tax or to withholding obligations with respect to completed assessments.
General Anti-Avoidance Rules.
The GAAR introduced in the Income Tax Act, 1961 (“IT Act”) provides the Indian tax authorities a mechanism to deny any tax benefits in a transaction or any other arrangement that is believed to not have any commercial substance or purpose other than to obtain tax benefit(s) under a treaty. The provisions of GAAR will be applicable to arrangements (including a step in or a part thereof) entered into by a taxpayer, which may be declared as an ‘impermissible avoidance arrangement’.
GAAR will be effective from the financial year beginning from April 1, 2015 onwards (assessment year 2016-17).
The CBDT has notified the GAAR rules on September 23, 2013, for the application of GAAR. As per these rules, GAAR shall not apply where:
•	any arrangement where the aggregate tax benefit to all the parties of the arrangement in the relevant financial year does not exceed INR 30 Million;
•	FIIs that choose not to take any benefit under any tax treaty entered with India and has invested in listed or unlisted securities with prior permission of the competent authority in accordance with the applicable regulations;
•	non-resident investor in an FII who has invested in an FII, directly or indirectly, by way of an offshore derivative instrument or otherwise; or
•	any income derived from the transfer of investments made prior to August 30, 2010.
If the Funds' use of the Subsidiaries were considered to be such an impermissible avoidance arrangement, the Fund would become subject directly to taxation in India. GAAR is expected to come into force from April 2015. The burden of proof in enforcing the rule will reside with the Indian government, not the taxpayer, and India’s current double tax treaty arrangements will remain in force. However, GAAR may prevent the Funds from realizing the planned tax benefits of the Subsidiaries, irrespective of existing beneficial treaty provisions and may lead to the imposition of tax liabilities and withholding obligations, which may lead the Fund to modify or disassemble its Subsidiaries structure.
Provisions of indirect transfers and GAAR could change the manner in which the Subsidiaries are currently taxed in India and could adversely impact the returns to each of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF/Subsidiaries and their respective shareholders. The Funds will continue to monitor developments in India with respect to these matters. Investors are urged to consult their own tax advisers with respect to their own tax situations and the tax consequences of an investment in each of the Funds.
Excess Inclusion Income.  Under current law, the Funds serve to block unrelated business taxable income from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as unrelated business taxable income for those shareholders who would
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otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has unrelated business taxable income (“UBTI”) for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
Non-U.S. Investments.  Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
Each Fund may be subject to non-U.S. income taxes withheld at the source. Each Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed. If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by a Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Regarding a short sale with respect to shares of a Fund, substitute payments made to the lender of such shares may not be deductible under certain circumstances. Consult your financial intermediary or tax advisor.
With respect to Brazil, a 6% Imposto sobre Operacões Financeiras (IOF) tax, with the rate subject to change, applies to certain foreign exchange inflows into Brazil. Also, a 1.5% IOF tax applies to the creation of new American or Global Depositary Receipt issuances with respect to Brazilian equities and a 0.38% IOF tax applies to the cancellation of American or Global Depositary Receipts if the underlying equities are then issued in the Brazil (local) markets. If incurred by the Fund, an IOF tax would not be creditable against U.S. income tax liability.
Passive Foreign Investment Companies.  If a Fund purchases shares in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.
Alternatively, a Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income
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and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.
A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.
Reporting.  If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.
Taxation of Non-U.S. Shareholders.  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to back-up withholding at the appropriate rate.
For taxable years beginning before January 1, 2014, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
For taxable years beginning before January 1, 2014, distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements.
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Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund on or before December 31, 2013 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.
The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.
Provided that 50% or more of the value of a Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2013, in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.
Legislation has been proposed to extend the above expiration dates, but no assurance can be provided that such legislation will be enacted.
A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the applicable Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
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Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Regulation Under the Alternative Investment Fund Managers Directive.  The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the EU (“EU Operative Provisions”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD (“AIFMD Disclosure Provisions”) if such managers market a fund to EU investors.
Where the AIFMD Disclosure Provisions relate to EU Operative Provisions that do not apply to BFA, no meaningful disclosure can be made. These EU Operative Provisions include prescriptive rules on: measuring and capping leverage in line with known European standards; the treatment of investors; the use of “depositaries”; and coverage for professional liability risks.
AIFMD imposes certain conditions on the marketing of funds, such as the Funds, to EU investors. AIFMD requires that an ‘alternative investment fund manager’ (“AIFM”) be identified to meet such conditions where such marketing is sought. For these purposes BFA, as the legal entity responsible for performing the portfolio and risk management of the Funds, shall be the AIFM.
AIFMD requires disclosure on an ongoing basis of certain information relating to the use of special arrangements, leverage, rights of reuse of collateral, guarantees granted under leverage arrangements and the use of gates, side pockets and similar liquidity management tools. Given that the Funds do not use any special arrangements or allow for collateral reuse, it is not intended that such disclosures will need to be made by the Funds. Each Fund will, however, to the extent relevant and appropriate, disclose in its annual report information on the Fund's leverage, risk profile and risk management systems employed by BFA. Each Fund will also disclose material changes, if any, to the liquidity management systems and procedures employed in respect of the Fund.
BFA intends to market the iShares MSCI China ETF to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.
Investors’ Rights.  Each Fund relies on the services of the investment adviser and other service providers, including the distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of a Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant authorized participant agreement. Investors may have certain legal rights under federal or state law against a Fund or its service providers. In the event that an investor considers that it may have a claim against a Fund, or against any service provider in connection with its investment in the Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the authorized participant agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
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IS-SAI-08TE-1115